UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03447

SEI Tax Exempt Trust

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal St.

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Copies to:

Timothy Levin, Esq.

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

Item 1.	Reports to Stockholders.

SEI Tax Exempt Trust

Annual Report as of August 31, 2011

Tax Free Fund

Institutional Tax Free Fund

Intermediate-Term Municipal Fund

Short Duration Municipal Fund

California Municipal Bond Fund

Massachusetts Municipal Bond Fund

New Jersey Municipal Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Tax-Advantaged Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Tax Exempt Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Letter to Shareholders:

TO OUR SHAREHOLDERS:

For the fiscal year ending August 31, 2011, both the global bond market as a whole and the municipal bond market segment posted positive returns. Global bond markets, as represented by the Barclays Capital Global Aggregate Bond Index, returned 8.96% for the one-year period, while U.S. municipal bonds, as measured by the Barclays Capital Municipal Bond Index, returned 2.66% over the same timeframe.

The year was marked by continued concerns about the European debt crisis, the U.S. government’s handling of its debt ceiling and a potential decline in global growth. August was particularly volatile, despite a U.S. debt ceiling resolution that passed in the beginning of the month. S&P downgraded the country’s credit rating to AA+ from AAA, reasoning that the U.S. government had not addressed longer-term fiscal issues that will continue to burden the country in the future. Throughout the month, reports continued to show weak economic data, and many economists reduced their growth forecasts for the remainder of 2011.

As economies have recovered from the global financial crisis and recession, economic policies have started to diverge. For example, the European Central Bank has embarked on a policy-tightening cycle with a series of initial interest-rate hikes, the Bank of England has stood pat and the U.S. Federal Reserve enacted additional “extraordinary measures” (a second round of quantitative easing aimed at supporting credit markets and the economy) that ran through the end of June. In most of the world, governments are also pursuing austerity measures (higher taxes and/or lower spending) in an attempt to lower historically high budget deficits and national debt levels. However, these measures vary widely in both their pace and scope. Complicating matters are the facts that unemployment remains stubbornly high in most developed economies, interest rates in emerging market economies are rising in response to inflation and the risk of financial distress remains elevated, particularly in the eurozone. While SEI expects continued growth in the global economy, it is likely to occur in a choppy fashion with some setbacks along the way.

On behalf of SEI Investments, I want to thank you for your confidence in the SEI Tax-Exempt Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

Robert A. Nesher

President

SEI Tax Exempt Trust / Annual Report / August 31, 2011	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Intermediate-Term Municipal Fund

I. Objective

The Intermediate-Term Municipal Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal income tax as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund uses the following sub-advisers as of August 31, 2011: Delaware Management Company and Standish Mellon Asset Management Company. No manager changes were made during the reporting period.

III. Market Commentary

The municipal market endured a roller-coaster ride during the twelve months ending August 31, 2011. It tumbled during the last quarter of 2010 due to heavy issuance, large fund redemptions, rising Treasury yields and investor uncertainty. In anticipation of the expiration of the Build America Bond (BAB) program, municipal issuers rushed to issue bonds. As a result, the $41 billion issued in December 2010 was 14% higher than the $36 billion issued in December 2009, and considerably above the $4 billion average of the past five years. Record issuance, combined with financial market prognostications of municipal turmoil, created volatility and drove municipal prices lower. Over the trailing eight-week period ending December 31, 2010, there was $23 billion of outflows from municipal funds — the largest since AMG Data Services began tracking the data in 1992.

Heading into 2011, the municipal market experienced a strong rebound, as the Barclay’s Capital Municipal Bond Index posted a 7.29% return for the eight-month period ending August 31, 2011. Higher quality municipal credits outperformed lower quality credits, with the Barclay’s Capital Non-Investment Grade Index (3.45%), the Barclay’s Capital BBB Index (1.32%) and the Barclay’s Capital Tobacco Index (0.00%) all lagging over the year. The primary catalysts for the recovery were the sharp rally in the U.S. Treasury market due to the ongoing European sovereign debt issues, the slowdown in the U.S. economic recovery and the realization that large-scale municipal defaults were unlikely to materialize. Limited new municipal issuance, strong demand from crossover buyers and an easing of credit fears also provided support to the municipal bond market. New issue volume declined significantly this year, and total new issuance is expected to fall to its lowest calendar-year total in more than a decade. Over the 12-month period ending August 31, 2011, municipal yield changes have been relatively muted, with yields declining modestly for short-term municipal bonds and rising 20 to 30 basis points for longer-term municipal bonds. Municipals underperformed for the year versus comparable Treasury bonds.

Credit fears generally eased in 2011 as state tax revenue posted its seventh consecutive quarter of revenue growth. However, stock market volatility combined with a weak economic outlook could diminish tax collections in the coming quarters. Within the preferred securities market, concerns surrounding a sovereign default in Europe and the financial condition of its banking system created volatility, especially later in the year. Preferred securities outperformed municipals during the year despite heightened risk aversion toward the end of the period. Banks appear to be in a much better position in terms of capital and liquidity than they were in 2008, but the increased risk aversion at the end of the fiscal year will likely result in more near-term volatility.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2011, the Fund underperformed the Barclays Capital 3-15 Year Intermediate Municipal Blend Index, returning 2.62% versus the Index return of 3.15%.

V. Fund Attribution

An overweight to revenue bonds and an underweight to general obligation bonds detracted from performance as credit quality spreads widened. An overweight to BBB-rated bonds was also a negative contributor.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Intermediate-Term Municipal Fund, Class A	2.62%	5.71%	4.66%	4.15%	5.20%

2	SEI Tax Exempt Trust / Annual Report / August 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Intermediate-Term Municipal Fund, Class A, versus the Barclays Capital 3-15 Year Intermediate Municipal Blend Index3

[1]	For the period ended August 31, 2011. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 5, 1989.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[3]

The Barclays Capital 3-15 Year Intermediate Municipal Blend Index, is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Short Duration Municipal Fund

I. Objective

The Short Duration Municipal Fund (the “Fund”) seeks to provide high level of income exempt from Federal income tax consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund used the following sub-advisor as of August 31, 2011: Neuberger Berman Fixed Income LLC. No manager changes were made during the reporting period.

III. Market Commentary

The municipal market endured a roller-coaster ride during the 12 months ending August 31, 2011. It tumbled during the last quarter of 2010 due to heavy issuance, large fund redemptions, rising Treasury yields and investor uncertainty. In anticipation of the expiration of the Build America Bond (BAB) program, municipal issuers rushed to issue bonds. As a result, the $41 billion issued in December 2010 was 14% higher than the $36 billion issued in December 2009, and considerably above the $4 billion average of the past five years. Record issuance, combined with financial market prognostications of municipal turmoil, created volatility and drove municipal prices lower. Over the trailing eight-week period ending December 31, 2010, there was $23 billion of outflows from municipal funds — the largest since AMG Data Services began tracking the data in 1992.

Heading into 2011, the municipal market experienced a strong rebound, as the Barclay’s Capital Municipal Bond Index posted a 7.29% return for the eight-month period ending August 31, 2011. Higher quality municipal credits outperformed lower quality credits, with the Barclay’s Capital Non-Investment Grade Index (3.45%), the Barclay’s Capital BBB Index (1.32%) and the Barclay’s Capital Tobacco Index (0.00%) all lagging over the year. The primary catalysts for the recovery were the sharp rally in the U.S. Treasury market due to the ongoing European sovereign debt issues, the slowdown in the U.S. economic recovery, and the realization that large-scale municipal defaults were unlikely to materialize. Limited new municipal issuance, strong demand from crossover buyers and an easing of credit fears also provided support to the municipal bond market. New issue volume declined significantly this year, and total new issuance is expected to fall to its lowest calendar-year total in more than a decade. Over the 12-month period ending August 31, 2011, municipal yield changes have been relatively muted, with yields declining modestly for short-term municipal bonds and rising 20 to 30 basis points for longer-term municipal bonds. Municipals underperformed for the year versus comparable Treasury bonds.

Credit fears generally eased in 2011 as state tax revenue posted its seventh consecutive quarter of revenue growth. However, stock market volatility combined with a weak economic outlook could diminish tax collections in the coming quarters. Within the preferred securities market, concerns surrounding a sovereign default in Europe and the financial condition of its banking system created volatility, especially later in the year. Preferred securities outperformed municipals during the year despite heightened risk aversion toward the end of the period. Banks appear to be in a much better position in terms of capital and liquidity than they were in 2008, but the increased risk aversion at the end of the fiscal year will likely result in more near-term volatility.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Fund underperformed the Barclays Capital 1 Year Municipal Bond Index, returning 1.06% versus the Index return of 1.22%.

V. Fund Attribution

A slightly shorter-duration posture hurt performance as short-term municipal yields declined. Holdings in municipal bonds with three- to five-year maturities enhanced returns, as these bonds outperformed one-year bonds.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date
Short Duration Municipal Fund, Class A	1.06%	2.18%	2.82%	2.34%

4	SEI Tax Exempt Trust / Annual Report / August 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Short Duration Municipal Fund, Class A versus the Barclays Capital 1 Year Municipal Bond Index3

[1]	For the period ended August 31, 2011. Past performance is no indication of future performance. Shares of the Fund were offered beginning November 13, 2003.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[3]

The Barclays Capital 1 Year Municipal Bond Index is a rules-based, market-value- weighted index engineered for the short-term tax exempt bond market. The Index has four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

California Municipal Bond Fund

I. Objective

The California Municipal Bond Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal and California state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund used the following sub-advisor as of August 31, 2011: McDonnell Investment Management LLC. No manager changes were made during the reporting period.

III. Market Commentary

The municipal market endured a roller-coaster ride during the 12 months ending August 31, 2011. It tumbled during the last quarter of 2010 due to heavy issuance, large fund redemptions, rising Treasury yields and investor uncertainty. In anticipation of the expiration of the Build America Bond (BAB) program, municipal issuers rushed to the market to issue bonds. As a result, the $41 billion issued in December 2010 was 14% higher than the $36 billion issued in December 2009, and considerably above the $4 billion average of the past five years. Record issuance combined with financial market prognostications of municipal turmoil created volatility and drove municipal prices lower. Over the trailing eight-week period ending December 31, 2010, there was $23 billion of outflows from municipal funds — the largest since AMG Data Services began tracking the data in 1992.

Heading into 2011, the municipal market experienced a strong rebound, as the Barclay’s Capital Municipal Bond Index posted a 7.29% return for the eight-month period ending August 31, 2011. Higher quality municipal credits outperformed lower quality credits, with the Barclay’s Capital Non-Investment Grade Index (3.45%), the Barclay’s Capital BBB Index (1.32%) and the Barclay’s Capital Tobacco Index (0.00%) all lagging over the year. The primary catalysts for the recovery were the sharp rally in the U.S. Treasury market due to the ongoing European sovereign debt issues, the slowdown in the U.S. economic recovery, and the realization that large scale municipal defaults were unlikely to materialize. Limited new municipal issuance, strong demand from crossover buyers and an easing of credit fears also provided support to the municipal bond market. New issue volume declined significantly this year, and total new issuance is expected to fall to its lowest calendar-year total in more than a decade. Over the 12-month period ending August 31, 2011, municipal yield changes have been relatively muted, with yields declining modestly for short-term municipal bonds and rising 20 to 30 basis points for longer-term municipal bonds. Municipals underperformed for the year versus comparable Treasury bonds.

Credit fears generally eased in 2011 as state tax revenue posted its seventh consecutive quarter of revenue growth. However, stock market volatility combined with a weak economic outlook could diminish tax collections in the coming quarters. Within the preferred securities market, concerns surrounding a sovereign default in Europe and the financial condition of its banking system created volatility, especially later in the year. Preferred securities outperformed municipals during the year despite heightened risk aversion toward the end of the period. Banks appear to be in a much better position in terms of capital and liquidity than they were in 2008, but the increased risk aversion at the end of the fiscal year will likely result in more near-term volatility.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2011, the Fund underperformed the Barclays Capital California Intermediate Municipal Index, returning 2.64% versus the Index return of 3.77%.

V. Fund Attribution

The Fund’s overweight to A-rated securities and its underweight to AAA-rated pre-refunded bonds hurt performance as credit quality spreads widened. In addition, the underweight to California’s general obligation bonds hurt performance, as these bonds performed well.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
California Municipal Bond Fund, Class A	2.64%	5.39%	4.71%	4.10%	4.58%

6	SEI Tax Exempt Trust / Annual Report / August 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the California Municipal Bond Fund, Class A and Class B, versus the Barclays Capital California Intermediate Municipal Index3

[1]	For the period ended August 31, 2011. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[3]

The Barclays Capital California Intermediate Municipal Index is a subset of the Barclays Capital Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of California and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Massachusetts Municipal Bond Fund

I. Objective

The Massachusetts Municipal Bond Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund used the following sub-advisor as of August 31, 2011: Standish Mellon Asset Management. No manager changes were made during the reporting period.

III. Market Commentary

The municipal market endured a roller-coaster ride during the 12 months ending August 31, 2011. It tumbled during the last quarter of 2010 due to heavy issuance, large fund redemptions, rising Treasury yields and investor uncertainty. In anticipation of the expiration of the Build America Bond (BAB) program, municipal issuers rushed to the market to issue bonds. As a result, the $41 billion issued in December 2010 was 14% higher than the $36 billion issued in December 2009, and considerably above the $4 billion average of the past five years. Record issuance, combined with financial market prognostications of municipal turmoil, created volatility and drove municipal prices lower. Over the trailing eight-week period ending December 31, 2010, there was $23 billion of outflows from municipal funds — the largest since AMG Data Services began tracking the data in 1992.

Heading into 2011, the municipal market experienced a strong rebound, as the Barclay’s Capital Municipal Bond Index posted a 7.29% return for the eight-month period ending August 31, 2011. Higher quality municipal credits outperformed lower quality credits, with the Barclay’s Capital Non-Investment Grade Index (3.45%), the Barclay’s Capital BBB Index (1.32%) and the Barclay’s Capital Tobacco Index (0.00%) all lagging over the year. The primary catalyst for the recovery was the sharp rally in the U.S. Treasury market due to the ongoing European sovereign debt issues, the slowdown in the U.S. economic recovery and the realization that large scale municipal defaults were unlikely to materialize. Limited new municipal issuance, strong demand from crossover buyers and an easing of credit fears also provided support to the municipal bond market. New issue volume declined significantly this year, and total new issuance is expected to fall to its lowest calendar-year total in more than a decade. Over the 12-month period ending August 31, 2011, municipal yield changes have been relatively muted, with yields declining modestly for short-term municipal bonds and rising 20 to 30 basis points for longer-term municipal bonds. Municipals underperformed for the year versus comparable Treasury bonds.

Credit fears generally eased in 2011 as state tax revenue posted its seventh consecutive quarter of revenue growth. However, stock market volatility combined with a weak economic outlook could diminish tax collections in the coming quarters. Within the preferred securities market, concerns surrounding a sovereign default in Europe and the financial condition of its banking system created volatility, especially later in the year. Preferred securities outperformed municipals during the year despite heightened risk aversion toward the end of the period. Banks appear to be in a much better position in terms of capital and liquidity than they were in 2008, but the increased risk aversion at the end of the fiscal year will likely result in more near-term volatility.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2011, the Fund underperformed the Barclays Capital Massachusetts Intermediate Municipal Index, returning 2.72% versus the Index return of 4.05%.

V. Fund Attribution

An overweight to revenue bonds and an underweight to general obligation bonds detracted from performance as credit quality spreads widened. An overweight to BBB-rated bonds was also a negative contributor. Exposure to Puerto Rico hurt performance as the commonwealth underperformed Massachusetts.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Massachusetts Municipal Bond Fund, Class A	2.72%	6.17%	5.27%	4.55%	4.67%

8	SEI Tax Exempt Trust / Annual Report / August 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Massachusetts Municipal Bond Fund, Class A, versus the Barclays Capital Massachusetts Intermediate Municipal Index3

[1]	For the period ended August 31, 2011. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[3]

The Barclays Capital Massachusetts Intermediate Municipal Index is a subset of the Barclays Capital Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Massachusetts and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

New Jersey Municipal Bond Fund

I. Objective

The New Jersey Municipal Bond Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund used the following sub-advisor as of August 31, 2011: McDonnell Investment Management LLC. No manager changes were made during the reporting period.

III. Market Commentary

The municipal market endured a roller-coaster ride during the 12 months ending August 31, 2011. It tumbled during the last quarter of 2010 due to heavy issuance, large fund redemptions, rising Treasury yields and investor uncertainty. In anticipation of the expiration of the Build America Bond (BAB) program, municipal issuers rushed to issue bonds. As a result, the $41 billion issued in December 2010 was 14% higher than the $36 billion issued in December 2009, and considerably above the $4 billion average of the past five years. Record issuance, combined with financial market prognostications of municipal turmoil, created volatility and drove municipal prices lower. Over the trailing eight-week period ending December 31, 2010, there was $23 billion of outflows from municipal funds — the largest since AMG Data Services began tracking the data in 1992.

Heading into 2011, the municipal market experienced a strong rebound, as the Barclay’s Capital Municipal Bond Index posted a 7.29% return for the eight-month period ending August 31, 2011. Higher quality municipal credits outperformed lower quality credits, with the Barclay’s Capital Non-Investment Grade Index (3.45%), the Barclay’s Capital BBB Index (1.32%) and the Barclay’s Capital Tobacco Index (0.00%) all lagging over the year. The primary catalysts for the recovery were the sharp rally in the U.S. Treasury market due to the ongoing European sovereign debt issues, the slowdown in the U.S. economic recovery and the realization that large scale municipal defaults were unlikely to materialize. Limited new municipal issuance, strong demand from crossover buyers and an easing of credit fears also provided support to the municipal bond market. New issue volume declined significantly this year, and total new issuance is expected to fall to its lowest calendar-year total in more than a decade. Over the 12-month period ending August 31, 2011, municipal yield changes have been relatively muted, with yields declining modestly for short-term municipal bonds and rising 20 to 30 basis points for longer-term municipal bonds. Municipals underperformed for the year versus comparable Treasury bonds.

Credit fears generally eased in 2011 as state tax revenue posted its seventh consecutive quarter of revenue growth. However, stock market volatility combined with a weak economic outlook could diminish tax collections in the coming quarters. Within the preferred securities market, concerns surrounding a sovereign default in Europe and the financial condition of its banking system created volatility, especially later in the year. Preferred securities outperformed municipals during the year despite heightened risk aversion toward the end of the period. Banks appear to be in a much better position in terms of capital and liquidity than they were in 2008, but the increased risk aversion at the end of the fiscal year will likely result in more near-term volatility.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Fund underperformed the Barclays Capital 3-10 Year Intermediate Municipal Blend Index, returning 1.90% versus the Index return of 3.34%.

V. Fund Attribution

New Jersey underperformed national paper during the period. This was the main detractor to performance, as the Fund is benchmarked against the national index. The Fund’s overweight to hospital bonds also hurt performance, as these bonds underperformed in general.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New Jersey Municipal Bond Fund, Class A	1.90%	5.03%	4.53%	3.94%	4.22%

10	SEI Tax Exempt Trust / Annual Report / August 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the New Jersey Municipal Bond Fund, Class A, versus the Barclays Capital 3-10 Year Intermediate Municipal Blend Index3

[1]	For the period ended August 31, 2011. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[3]

The Barclays Capital 3-10 Year Intermediate Municipal Blend Index is a rules-based, market value- weighted index engineered for the intermediate-term tax exempt investor. The Index is derived from a combination of the Barclays 3, 5, 7 and 10 year municipal Indices. These Indices have four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

New York Municipal Bond Fund

I. Objective

The New York Municipal Bond Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal and New York state and city income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund used the following sub-advisor as of August 31, 2011: Standish Mellon Asset Management. No manager changes were made during the reporting period.

III. Market Commentary

The municipal market endured a roller-coaster ride during the 12 months ending August 31, 2011. It tumbled during the last quarter of 2010 due to heavy issuance, large fund redemptions, rising Treasury yields and investor uncertainty. In anticipation of the expiration of the Build America Bond (BAB) program, municipal issuers rushed to issue bonds. As a result, the $41 billion issued in December 2010 was 14% higher than the $36 billion issued in December 2009, and considerably above the $4 billion average of the past five years. Record issuance, combined with financial market prognostications of municipal turmoil, created volatility and drove municipal prices lower. Over the trailing eight-week period ending December 31, 2010, there was $23 billion of outflows from municipal funds — the largest since AMG Data Services began tracking the data in 1992.

Heading into 2011, the municipal market experienced a strong rebound, as the Barclay’s Capital Municipal Bond Index posted a 7.29% return for the eight-month period ending August 31, 2011. Higher quality municipal credits outperformed lower quality credits, with the Barclay’s Capital Non-Investment Grade Index (3.45%), the Barclay’s Capital BBB Index (1.32%) and the Barclay’s Capital Tobacco Index (0.00%) all lagging over the year. The primary catalysts for the recovery were the sharp rally in the U.S. Treasury market due to the ongoing European sovereign debt issues, the slowdown in the U.S. economic recovery and the realization that large scale municipal defaults were unlikely to materialize. Limited new municipal issuance, strong demand from crossover buyers and an easing of credit fears also provided support to the municipal bond market. New issue volume declined significantly this year, and total new issuance is expected to fall to its lowest calendar-year total in more than a decade. Over the 12-month period ending August 31, 2011, municipal yield changes have been relatively muted, with yields declining modestly for short-term municipal bonds and rising 20 to 30 basis points for longer-term municipal bonds. Municipals underperformed for the year versus comparable Treasury bonds.

Credit fears generally eased in 2011 as state tax revenue posted its seventh consecutive quarter of revenue growth. However, stock market volatility combined with a weak economic outlook could diminish tax collections in the coming quarters. Within the preferred securities market, concerns surrounding a sovereign default in Europe and the financial condition of its banking system created volatility, especially later in the year. Preferred securities outperformed municipals during the year despite heightened risk aversion toward the end of the period. Banks appear to be in a much better position in terms of capital and liquidity than they were in 2008, but the increased risk aversion at the end of the fiscal year will likely result in more near-term volatility.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2011, the Fund underperformed the Barclays Capital New York Intermediate Municipal Index, returning 2.42% versus the index return of 3.58%.

V. Fund Attribution

An overweight to BBB-rated bonds detracted from performance. The exposure to Puerto Rico also hurt as the commonwealth underperformed New York State.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New York Municipal Bond Fund, Class A	2.42%	5.41%	4.85%	4.24%	4.56%

12	SEI Tax Exempt Trust / Annual Report / August 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the New York Municipal Bond Fund, Class A, versus the Barclays Capital New York Intermediate Municipal Index3

[1]	For the period ended August 31, 2011. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[3]

The Barclays Capital New York Intermediate Municipal Index is a subset of the Barclays Capital Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of New York and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Pennsylvania Municipal Bond Fund

I. Objective

The Pennsylvania Municipal Bond Fund, (the “Fund”) seeks to provide the highest level of income exempt from Federal and Pennsylvania state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund used the following sub-advisor as of August 31, 2011: Standish Mellon Asset Management. No manager changes were made during the reporting period.

III. Market Commentary

The municipal market endured a roller-coaster ride during the 12 months ending August 31, 2011. It tumbled during the last quarter of 2010 due to heavy issuance, large fund redemptions, rising Treasury yields and investor uncertainty. In anticipation of the expiration of the Build America Bond (BAB) program, municipal issuers rushed to issue bonds. As a result, the $41 billion issued in December 2010 was 14% higher than the $36 billion issued in December 2009, and considerably above the $4 billion average of the past five years. Record issuance, combined with financial market prognostications of municipal turmoil, created volatility and drove municipal prices lower. Over the trailing eight-week period ending December 31, 2010, there was $23 billion of outflows from municipal funds — the largest since AMG Data Services began tracking the data in 1992.

Heading into 2011, the municipal market experienced a strong rebound, as the Barclay’s Capital Municipal Bond Index posted a 7.29% return for the eight-month period ending August 31, 2011. Higher quality municipal credits outperformed lower quality credits, with the Barclay’s Capital Non-Investment Grade Index (3.45%), the Barclay’s Capital BBB Index (1.32%) and the Barclay’s Capital Tobacco Index (0.00%) all lagging over the year. The primary catalysts for the recovery were the sharp rally in the U.S. Treasury market due to the ongoing European sovereign debt issues, the slowdown in the U.S. economic recovery and the realization that large scale municipal defaults were unlikely to materialize. Limited new municipal issuance, strong demand from crossover buyers and an easing of credit fears also provided support to the municipal bond market. New issue volume declined significantly this year, and total new issuance is expected to fall to its lowest calendar-year total in more than a decade. Over the 12-month period ending August 31, 2011, municipal yield changes have been relatively muted, with yields declining modestly for short-term municipal bonds and rising 20 to 30 basis points for longer-term municipal bonds. Municipals underperformed for the year versus comparable Treasury bonds.

Credit fears generally eased in 2011 as state tax revenue posted its seventh consecutive quarter of revenue growth. However, stock market volatility combined with a weak economic outlook could diminish tax collections in the coming quarters. Within the preferred securities market, concerns surrounding a sovereign default in Europe and the financial condition of its banking system created volatility, especially later in the year. Preferred securities outperformed municipals during the year despite heightened risk aversion toward the end of the period. Banks appear to be in a much better position in terms of capital and liquidity than they were in 2008, but the increased risk aversion at the end of the fiscal year will likely result in more near-term volatility.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2011, the Pennsylvania Municipal Bond Fund, Class A underperformed the Barclays Capital Pennsylvania Intermediate Municipal Index, returning 2.70% versus the Index return of 3.75%.

V. Fund Attribution

An overweight to revenue bonds and an underweight to general obligation bonds detracted from performance as credit quality spreads widened. An overweight to BBB-rated bonds was also a negative contributor. Exposure to Puerto Rico hurt performance as the commonwealth underperformed Pennsylvania.

14	SEI Tax Exempt Trust / Annual Report / August 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Pennsylvania Municipal Bond Fund, Class A	2.70%	4.89%	4.21%	4.14%	4.32%
Pennsylvania Municipal Bond Fund, Class B	2.85%	5.06%	4.36%	4.28%	5.32%

Comparison of Change in the Value of a $100,000 Investment in the Pennsylvania Municipal Bond Fund, Class A and Class B, versus the Barclays Capital Pennsylvania Intermediate Municipal Index3

[1]	For the period ended August 31, 2011. Past performance is no indication of future performance. Class A and Class B shares were offered beginning August 26, 1998 and August 14, 1989, respectively.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[3]

The Barclays Capital Pennsylvania Intermediate Municipal Index is a subset of the Barclays Capital Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Pennsylavania and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

Tax-Advantaged Income Fund

I. Objective

The Tax-Advantaged Income Fund (the “Fund”) seeks to provide the highest level of income possible in a tax-efficient manner.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund used the following sub-advisers as of August 31, 2011: Pacific Investment Management Company LLC (PIMCO) and Spectrum Asset Management. No manager changes were made during the reporting period.

III. Market Commentary

The municipal market endured a roller-coaster ride during the 12 months ending August 31, 2011. It tumbled during the last quarter of 2010 due to heavy issuance, large fund redemptions, rising Treasury yields and investor uncertainty. In anticipation of the expiration of the Build America Bond (BAB) program, municipal issuers rushed to issue bonds. As a result, the $41 billion issued in December 2010 was 14% higher than the $36 billion issued in December 2009, and considerably above the $4 billion average of the past five years. Record issuance, combined with financial market prognostications of municipal turmoil, created volatility and drove municipal prices lower. Over the trailing eight-week period ending December 31, 2010, there was $23 billion of outflows from municipal funds — the largest since AMG Data Services began tracking the data in 1992.

Heading into 2011, the municipal market experienced a strong rebound, as the Barclay’s Capital Municipal Bond Index posted a 7.29% return for the eight-month period ending August 31, 2011. Higher quality municipal credits outperformed lower quality credits, with the Barclay’s Capital Non-Investment Grade Index (3.45%), the Barclay’s Capital BBB Index (1.32%) and the Barclay’s Capital Tobacco Index (0.00%) all lagging over the year. The primary catalysts for the recovery were the sharp rally in the U.S. Treasury market due to the ongoing European sovereign debt issues, the slowdown in the U.S. economic recovery and the realization that large scale municipal defaults were unlikely to materialize. Limited new municipal issuance, strong demand from crossover buyers and an easing of credit fears also provided support to the municipal bond market. New issue volume declined significantly this year, and total new issuance is expected to fall to its lowest calendar-year total in more than a decade. Over the 12-month period ending August 31, 2011, municipal yield changes have been relatively muted, with yields declining modestly for short-term municipal bonds and rising 20 to 30 basis points for longer-term municipal bonds. Municipals underperformed for the year versus comparable Treasury bonds.

Credit fears generally eased in 2011 as state tax revenue posted its seventh consecutive quarter of revenue growth. However, stock market volatility combined with a weak economic outlook could diminish tax collections in the coming quarters. Within the preferred securities market, concerns surrounding a sovereign default in Europe and the financial condition of its banking system created volatility, especially later in the year. Preferred securities outperformed municipals during the year despite heightened risk aversion toward the end of the period. Banks appear to be in a much better position in terms of capital and liquidity than they were in 2008, but the increased risk aversion at the end of the fiscal year will likely result in more near-term volatility.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2011, the Fund underperformed its custom benchmark (60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index), returning 1.16% versus the Index return of 3.14%.

V. Fund Attribution

Non-investment-grade bonds outperformed BBB-rated bonds as spreads widened. As a result, the Fund’s overweight to BBB-rated securities and underweight to below-investment-grade securities detracted from returns. The Fund moved to a short-duration posture that detracted as municipal yields declined. An overweight to underperforming tobacco bonds also hurt performance. The Fund’s allocation to qualified-dividend-income-eligible preferred securities was positive.

16	SEI Tax Exempt Trust / Annual Report / August 31, 2011

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2011 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Annualized Inception to Date
Tax-Advantaged Income Fund, Class A	1.16%	6.45%	3.16%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Advantaged Income Fund, Class A, versus a 60/40 Hybrid of the following Barclays Capital Indicies, the Barclays Capital High Yield Municipal Bond Index3, and the Barclays Capital Municipal Bond Index4

[1]	For the period ended August 31, 2011. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 4, 2007.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[3]

The Barclays Capital High Yield Municipal Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non- U.S. corporations.

[4]

The Barclays Capital Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	17

SCHEDULE OF INVESTMENTS

Tax Free Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 100.1%

Arizona — 3.0%
JP Morgan Chase Putters/Drivers Trust, Ser 3598, RB
0.250%, 09/03/11 (A)	$9,295	$9,295
Pima County, Industrial Development Authority, Putters, Ser 2835, RB
0.230%, 09/05/11 (A)	8,125	8,125

		17,420

California — 3.3%
Deutsche Bank Spears/Lifers Trust, Ser 477, RB, AGM, FGIC, AMBAC
0.170%, 09/02/11 (A)	1,000	1,000
Eclipse Funding Trust, RB
0.210%, 09/01/11 (A) (B)	8,300	8,300
JP Morgan Chase Putters/Drivers Ser 3801Z, GO
0.180%, 09/06/11 (A)	3,500	3,500
JP Morgan Chase Putters/Drivers, Ser 3584, RB
0.260%, 09/06/11 (A)	2,190	2,190
San Jose, Financing Authority, Ser 3182X, RB, AMBAC
0.230%, 09/06/11 (A)	4,530	4,530

		19,520

Colorado — 5.0%
Colorado State, Educational & Cultural Facilities Authority, RB
0.100%, 09/01/11 (A) (B)	1,505	1,505
Colorado State, Educational & Cultural Facilities Authority, RB
0.140%, 09/05/11 (A) (B)	7,110	7,110
Colorado State, Educational & Cultural Facilities Authority, Fountain Valley School Project, RB
0.250%, 09/01/11 (A) (B)	4,795	4,795

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Colorado State, Educational & Cultural Facilities Authority, Ser 1557, RB, FGIC
0.300%, 09/01/11 (A)	$10,000	$10,000
Denver, Urban Renewal Authority, Stapleton Project, Ser A-2, TA
0.180%, 09/06/11 (A) (B)	5,995	5,995

		29,405

Connecticut — 1.0%
Connecticut State, Industrial Development Authority, Bradley Airport Hotel Project, RB
0.160%, 09/07/11 (A) (B)	5,575	5,575

Florida — 4.0%
Austin Trust, Variable Certificates, Ser 2007-1036, COP, AMBAC
0.280%, 09/01/11 (A)	7,100	7,100
BB&T Municipal Trust, Ser 1020, RB
0.270%, 09/01/11 (A) (B)	1,100	1,100
BB&T Municipal Trust, Ser 1034, RB
0.260%, 09/07/11 (A) (B)	4,050	4,050
Collier County, Industrial Development Authority, Redlands Christian Migrant Project, RB
0.370%, 09/01/11 (A) (B)	595	595
Deutsche Bank Spears/Lifers Trust, Ser 579, RB, NATL
0.200%, 09/01/11 (A)	4,250	4,250
Eclipse Funding Trust, Solar Eclipse, Miami, Ser 2007-0045, RB
0.130%, 09/01/11 (A) (B)	2,940	2,940
Jacksonville, Industrial Development Authority, Trailer Marine-Crowly Project, RB
0.300%, 09/01/11 (A) (B)	3,600	3,600

		23,635

Georgia — 0.5%
Savannah, Economic Development Authority, RB
0.310%, 09/02/11 (A) (B)	2,700	2,700

Illinois — 10.3%
BB&T Municipal Trust, Ser 5001, RB
0.260%, 09/05/11 (A) (B)	3,140	3,140
Bloomington, GO
0.210%, 09/05/11 (A)	1,450	1,450
Central Lake County, Joint Action Water Agency, Merlots, Ser B18, RB, AMBAC
0.180%, 09/07/11 (A)	9,975	9,975
Chicago, O’Hare International Airport, Ser 1284, RB, FGIC
0.250%, 09/01/11 (A)	5,895	5,895

18	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Deutsche Bank Spears/Lifers Trust, Ser 321, RB, FGIC
0.200%, 09/01/11 (A)	$3,730	$3,730
Deutsche Bank Spears/Lifers Trust, Ser 410, GO, FGIC
0.210%, 09/06/11 (A)	4,240	4,240
Deutsche Bank Spears/Lifers Trust, Ser 411, GO, FGIC
0.210%, 09/01/11 (A)	4,720	4,720
Deutsche Bank Spears/Lifers Trust, Ser 660, RB, NATL
0.170%, 09/05/11 (A)	2,946	2,946
Illinois State, Development Finance Authority, Christian Brothers Services Project, RB
0.400%, 09/07/11 (A) (B)	900	900
Illinois State, Development Finance Authority, McCormick Theological Project, Ser A, RB
0.200%, 09/07/11 (A) (B)	1,000	1,000
Illinois State, Development Finance Authority, McGaw YMCA Project, RB
0.230%, 09/01/11 (A) (B)	3,600	3,600
Illinois State, Development Finance Authority, North Shore Country Day Project, RB
0.200%, 09/07/11 (A) (B)	6,100	6,100
Illinois State, Finance Authority, RB
0.190%, 09/05/11 (A)	5,875	5,875
Schaumburg Village, Ser A, GO
0.230%, 09/01/11 (A)	500	500
Skokie Village, Economic Development Authority, Skokie Fashion Square Project, RB
0.600%, 09/01/11 (A) (B)	4,350	4,350
Springfield, Putters, Ser 1314, RB, MBIA
0.180%, 09/01/11 (A)	1,690	1,690

		60,111

Indiana — 9.5%
Carmel, Industrial Redevelopment Authority, Ser 1275, RB
0.230%, 09/01/11 (A)	2,140	2,140
Deutsche Bank Spears, Ser 573, RB
0.200%, 09/06/11 (A)	5,780	5,780
East Porter County, School Building, Downtown Smyrna Project, Ser 144, RB, NATL
0.170%, 09/01/11 (A)	5,130	5,130
Franklin Township-Marion County, Multiple School Building, RB
2.000%, 01/10/12	1,105	1,110

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indiana State, Development Finance Authority, RB
0.160%, 09/05/11 (A)	$5,000	$5,000
Indiana State, Finance Authority, Goodwill Industries Michiana Project, Ser A, RB
0.210%, 10/01/11 (A) (B)	2,215	2,215
Indiana State, Health & Educational Facilities, Finance Authority, Howard Regional Health Systems Project, Ser B, RB
0.060%, 09/01/11 (A) (B)	7,135	7,135
Indiana State, Industrial Development Finance Authority, Brebeuf Preparatory School Project, RB
0.400%, 09/01/11 (A) (B)	3,400	3,400
Indiana State, Industrial Development Finance Authority, Goodwill Industries Center Project, RB
0.250%, 09/01/11 (A) (B)	485	485
Indiana State, Industrial Development Finance Authority, Regional Council of Carpenters Project, RB
0.210%, 09/06/11 (A) (B)	1,030	1,030
Marshall County, Industrial Economic Development Authority, Culver Educational Foundation Project, RB
0.180%, 09/01/11 (A) (B)	5,800	5,800
Puttable Floating Option Tax-Exempt Receipts, Ser 660, RB, NATL
0.350%, 09/02/11 (A)	6,465	6,465
Puttable Floating Option Tax-Exempt Receipts, Ser 661, RB, NATL
0.350%, 09/05/11 (A)	4,640	4,640
Puttable Floating Option Tax-Exempt Receipts, Ser 663, RB, NATL
0.350%, 09/06/11 (A)	5,100	5,100

		55,430

Iowa — 0.2%
Iowa State, Finance Authority, Morningside College Project, RB
0.130%, 09/01/11 (A) (B)	1,400	1,400

Kentucky — 1.9%
JP Morgan Chase Putters/Drivers Trust, Ser 3615Z, RB
0.230%, 09/01/11 (A)	2,965	2,965
Williamstown, League of Cities, Funding Trust, Ser B, RB
0.190%, 09/02/11 (A) (B)	8,110	8,110

		11,075

SEI Tax Exempt Trust / Annual Report / August 31, 2011	19

SCHEDULE OF INVESTMENTS

Tax Free Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts — 2.2%
Massachusetts State, Development Finance Agency, Exploration School Project, RB
0.160%, 09/01/11 (A) (B)	$2,655	$2,655
Massachusetts State, Development Finance Agency, Seven Hills Foundation Project, Ser A, RB
0.180%, 09/07/11 (A) (B)	500	500
Merrimack Valley, Regional Transit Authority, RB
1.250%, 06/22/12	2,940	2,944
Worcester, Regional Transit Authority, RB
1.250%, 06/22/12	6,750	6,761

		12,860

Michigan — 0.4%
Detroit City, School District, Putters, Ser 2954, GO, AGM
0.210%, 09/05/11 (A)	2,560	2,560

Minnesota — 0.2%
Austin, Industrial Development Authority, Supervalu Project, RB
0.260%, 09/07/11 (A) (B)	1,325	1,325

Missouri — 1.7%
Missouri State, Health & Educational Facilities Authority, Drury University Project, RB
0.100%, 09/01/11 (A) (B)	2,345	2,345
Missouri State, Health & Educational Facilities Authority, St. Louis Priory School Project, RB
0.250%, 09/05/11 (A) (B)	1,550	1,550
Missouri State, Public Utilities Commission, RB
1.000%, 07/15/12	5,850	5,854

		9,749

Nebraska — 3.3%
Central Plains, Energy Project No. 2, RB
0.180%, 09/01/11 (A)	14,490	14,490
Douglas County, Hospital Authority No. 3, RB
0.190%, 09/01/11 (A)	5,030	5,030

		19,520

New Hampshire — 0.4%
New Hampshire State, Business Finance Authority, Taylor Home Project, Ser B, RB
0.180%, 09/01/11 (A) (B)	2,500	2,500

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey — 1.6%
Borough of Cresskill, BAN
1.250%, 03/09/12	$1,341	$1,342
Deptford Township, Ser A, BAN
1.000%, 11/11/11	1,326	1,326
Old Bridge Township, BAN
2.000%, 04/25/12	1,600	1,604
Woodbridge Township, Board of Education, BAN
1.750%, 02/07/12	5,080	5,097

		9,369

New York — 15.8%
Albany, Industrial Development Agency, Albany Medical Center Hospital Project, Ser A, RB
0.270%, 09/01/11 (A) (B)	975	975
Austin Trust, Variable Certificates, Ser 2008-3508, RB, AGM
0.270%, 09/01/11 (A)	6,450	6,450
Board of Cooperative Educational Services for the Sole Supervisory District, RB
1.500%, 06/22/12	2,500	2,502
Campbell-Savona Central School District, TRAN
1.100%, 06/22/12	2,300	2,303
Chautauqua County, Industrial Development Agency, Ser A, RB
0.180%, 09/01/11 (A) (B)	1,800	1,800
Forest City, New Rochelle, Revenue Bond Certificate Trust, RB
0.280%, 09/01/11 (A) (B)	7,165	7,165
Hornell City, School District, BAN
1.250%, 06/29/12	3,665	3,672
Nassau County, Industrial Development Agency, RB
0.080%, 09/01/11 (A)	11,155	11,155
Nassau Health Care, RB
3.000%, 12/01/11	2,000	2,010
New York City, Industrial Development Agency, MSMC Realty Project, RB
0.140%, 09/07/11 (A) (B)	100	100
New York City, Industrial Development Agency, United Jewish Appeal Project, Ser B, RB
0.150%, 09/07/11 (A)	200	200
New York City, Liberty Development, Ser 41TP, RB
0.170%, 09/05/11 (A) (B)	2,000	2,000
New York City, Municipal Water Finance Authority, Sub-Ser B-2, RB
0.120%, 09/01/11 (A)	100	100
New York City, Sub-Ser A-2, GO
0.240%, 09/07/11 (A) (B)	200	200

20	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Sub-Ser J-10, GO
0.170%, 09/01/11 (A) (B)	$1,300	$1,300
New York State, Dormitory Authority, Culinary Institute of America Project, RB
0.150%, 09/01/11 (A) (B)	1,850	1,850
New York State, Dormitory Authority, Ser 11663, RB
0.190%, 09/01/11 (A)	18,875	18,875
New York State, Dormitory Authority, Wagner College Project, RB
0.170%, 09/07/11 (A) (B)	6,820	6,820
New York State, Housing Finance Agency, 600 West 42nd Street Project, Ser A, RB
0.210%, 09/06/11 (A) (B)	6,800	6,800
New York State, Thruway Authority, Ser 2800, RB
0.200%, 09/07/11 (A)	6,865	6,865
Rockland County, Industrial Development Agency, Shock Tech Project, RB
0.210%, 09/07/11 (A) (B)	475	475
Sales Tax Asset Receivable, Ser 2901, RB
0.320%, 09/07/11 (A)	6,200	6,200
St. Lawrence County, Industrial Development Agency, United Helpers Independent Leveraging Project, RB
0.300%, 09/07/11 (A) (B)	2,495	2,495

		92,312

North Carolina — 1.1%
North Carolina State, University at Raleigh, Ser A, RB
0.170%, 09/02/11 (A)	6,505	6,505

Ohio — 3.2%
East Liverpool, Hospital Revenue Authority, East Liverpool City Hospital Project, RB
0.200%, 09/05/11 (A) (B)	6,650	6,650
Green, Health Care Revenue Authority, Greater Akron-Canton Project, RB
0.210%, 09/01/11 (A) (B)	865	865
Hamilton County, RB
0.180%, 09/05/11 (A) (B)	7,500	7,500
Montgomery County, Benjamin & Marian Project, Ser B, RB
0.210%, 09/02/11 (A) (B)	2,130	2,130
North Royalton, BAN
1.375%, 05/31/12	1,275	1,279

		18,424

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania — 5.3%
Allegheny County, Industrial Development Authority, Jewish Community Center Project, Ser B, RB
0.210%, 09/01/11 (A) (B)	$2,595	$2,595
BB&T Municipal Trust, Ser 2061, RB, FSA
0.200%, 09/01/11 (A)	600	600
Erie, School District, TRAN
2.000%, 06/30/12	5,905	5,941
Manheim Township, School District, GO, AGM
0.210%, 09/01/11 (A)	1,980	1,980
Moon Township, Industrial Development Authority, YMCA Greater Pittsburgh Project, RB
0.180%, 09/01/11 (A) (B)	220	220
New Castle Area, Hospital Authority, RB
0.190%, 09/07/11 (A) (B)	15,000	15,000
Pennsylvania State, Economic Development Financing Authority, RB
0.160%, 09/01/11 (A) (B)	415	415
RBC Municipal Products Trust, Ser C-13, RB
0.180%, 11/01/11 (A) (B)	4,000	4,000

		30,751

Puerto Rico — 1.7%
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser A, RB
0.130%, 09/05/11 (A) (B)	1,000	1,000
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser 11758, RB
0.190%, 09/01/11 (A)	7,435	7,435
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser 11762, RB
0.180%, 09/01/11 (A)	1,700	1,700

		10,135

South Carolina — 0.2%
South Carolina State, Educational Facilities Authority, Anderson College Project, RB
0.210%, 09/01/11 (A) (B)	1,190	1,190

Texas — 6.8%
Deutsche Bank Spears/Lifers Trust, Ser 533, RB, AMBAC
0.200%, 09/01/11 (A)	1,730	1,730
Port of Port Arthur, Navigation District, Motiva Enterprises Project, RB
0.100%, 09/01/11 (A)	3,200	3,200
RBC Municipal Products Trust, Ser E-18, RB
0.180%, 09/01/11 (A) (B)	17,000	17,000

SEI Tax Exempt Trust / Annual Report / August 31, 2011	21

SCHEDULE OF INVESTMENTS

Tax Free Fund (Concluded)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Red River Education Financing, RB
0.150%, 09/07/11 (A)	$18,000	$18,000

		39,930

Utah — 1.7%
Murray, IHC Health Services Project, Ser C, RB
0.090%, 09/01/11 (A)	9,650	9,650

Washington — 3.8%
Central Puget Sound, Regional Transit Authority, Putters, Ser 2625Z, RB, AGM
0.100%, 09/01/11 (A)	1,300	1,300
Eclipse Funding Trust, RB
0.080%, 09/01/11 (A) (B)	2,000	2,000
Tacoma, Regional Water Supply System, Merlots, Ser B05, RB, NATL
0.190%, 09/05/11 (A)	18,770	18,770
Washington State, Housing Finance Commission, Tacoma Art Museum Project, RB
0.140%, 09/01/11 (A) (B)	100	100

		22,170

Wisconsin — 4.8%
Milwaukee, Redevelopment Authority, Montessori Society School Project, RB
0.130%, 09/01/11 (A) (B)	1,150	1,150
Wisconsin State, Health & Educational Facilities Authority, RB
0.230%, 09/01/11 (A) (B)	7,500	7,500
Wisconsin State, Health & Educational Facilities Authority, Meriter Hospital Project, Ser C, RB
0.130%, 09/01/11 (A) (B)	2,200	2,200
Wisconsin State, Health & Educational Facilities Authority, Ser 2113, RB
0.250%, 09/01/11 (A)	12,352	12,352
Wisconsin State, Public Finance Authority, Glenridge on Palmer Ranch Project, Ser B, RB
0.050%, 09/01/11 (A) (B)	5,000	5,000

		28,202

Multi-State — 7.2%
BB&T Municipal Trust, Ser 1007, RB
0.260%, 09/01/11 (A) (B)	1,765	1,765
BB&T Municipal Trust, Ser 1015, RB
0.260%, 09/05/11 (A) (B)	2,300	2,300
BB&T Municipal Trust, Ser 1039, RB
0.260%, 09/01/11 (A) (B)	23,835	23,835
BB&T Municipal Trust, Ser 2008, RB
0.310%, 09/01/11 (A) (B)	7,295	7,295

Description	Face Amount ($ Thousands)	Value ($ Thousands)

BB&T Municipal Trust, Ser 2031, RB, AGM
0.200%, 09/01/11 (A)	$700	$700
BB&T Municipal Trust, Ser 5000, RB
0.260%, 09/07/11 (A) (B)	6,073	6,073

		41,968

Total Municipal Bonds (Cost $585,391) ($ Thousands)		585,391

Total Investments — 100.1% (Cost $585,391) ($ Thousands)		$585,391

Percentages are based on Net Assets of $584,917 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2011. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Each security holds a letter of credit issued by a major bank.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

FSA — Financial Security Assistance

GO — General Obligation

MBIA — Municipal Bond Investors Association

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

TRAN — Tax and Revenue Anticipation Note

As of August 31, 2011, all of the Fund’s investments are Level 2.

The accompanying notes are an integral part of the financial statements.

22	SEI Tax Exempt Trust / Annual Report / August 31, 2011

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.0%

Alabama — 0.6%
Birmingham, Special Care Facilities Financing Authority, Benevolent Home Episcopal Project, RB
0.340%, 09/06/11 (A) (B)	$1,100	$1,100
JP Morgan Chase Putters/Drivers Trust, Ser 3516, RB, AGM
0.230%, 09/01/11 (B)	5,000	5,000

		6,100

Arizona — 1.0%
Pima County, Industrial Development Authority, RB
0.260%, 09/01/11 (B)	9,300	9,300

Arkansas — 0.6%
JP Morgan Chase Putters/Drivers Trust, Ser 3693Z, RB, NATL-RE FGIC
0.230%, 09/01/11 (B)	5,345	5,345

California — 5.9%
California State, Communities Development Authority, Ser 3048, RB
0.280%, 09/01/11 (B)	15,300	15,300
California State, Communities Development Authority, Kaiser Permanente Project, RB
0.130%, 09/05/11 (B)	10,000	10,000
Deutsche Bank Spears/Lifers Trust, Ser 386, GO, FGIC
0.240%, 09/01/11 (B)	1,865	1,865
JP Morgan Chase Putters, Ser 3801Z, GO
0.180%, 09/06/11 (B)	1,000	1,000
JP Morgan Chase Putters/Drivers Trust, Ser 3656Z, GO, NATL
0.230%, 09/01/11 (B)	3,500	3,500
JP Morgan Chase Putters/Drivers, Ser 3584, RB
0.260%, 09/06/11 (B)	600	600

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Palomar Pomerado, Health & Educational Facilities Authority, Ser 2234, GO, NATL
0.260%, 09/01/11 (B)	$16,630	$16,630
San Diego County, Museum of Art Project, COP
0.250%, 09/01/11 (A) (B)	1,200	1,200
Sequoia, Union High School District, Ser 2160, GO, AGM
0.230%, 09/01/11 (B)	6,965	6,965

		57,060

Colorado — 3.7%
Colorado State, Educational & Cultural Facilities Authority, RB
0.100%, 09/01/11 (A) (B)	6,400	6,400
Colorado State, Educational & Cultural Facilities Authority, RB
0.140%, 09/01/11 (A) (B)	3,030	3,030
Colorado State, Educational & Cultural Facilities Authority, National Jewish Federation Bond Program, RB
0.140%, 09/01/11 (A) (B)	2,100	2,100
Colorado State, Educational & Cultural Facilities Authority, National Jewish Federation Bond Program, Ser A-8, RB
0.140%, 09/01/11 (A) (B)	400	400
Colorado State, Educational & Cultural Facilities Authority, Ser 1557, RB, FGIC
0.230%, 09/01/11 (B)	17,760	17,760
Colorado State, Health Facilities Authority, RB, AGM
0.210%, 09/07/11 (B)	3,715	3,715
Denver, Urban Renewal Authority, Stapleton Project, Ser A-2, TA
0.210%, 09/06/11 (A) (B)	1,795	1,795

		35,200

Connecticut — 0.2%
Connecticut State, Industrial Development Authority, Bradley Airport Hotel Project, RB
0.180%, 09/07/11 (A) (B)	1,975	1,975

Delaware — 0.5%
Delaware State, Health Facilities Authority, Ser A, RB
0.070%, 09/01/11 (B)	3,650	3,650
New Castle County, University Courtyard Apartments Project, RB
0.180%, 09/01/11 (A) (B)	1,145	1,145

		4,795

Florida — 6.1%
Alachua County, Health Facilities Authority, Oak Hammock University Project, Ser A, RB
0.120%, 09/01/11 (A) (B)	3,040	3,040

SEI Tax Exempt Trust / Annual Report / August 31, 2011	23

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

BB&T Municipal Trust, Ser 1020, RB
0.270%, 09/01/11 (A) (B)	$4,500	$4,500
BB&T Municipal Trust, Ser 1034, RB
0.300%, 09/07/11 (A) (B)	8,265	8,265
Deutsche Bank Spears/Lifers Trust, Ser 492, RB, AMBAC
0.240%, 09/01/11 (B)	2,335	2,335
Deutsche Bank Spears/Lifers Trust, Ser 530, COP, FGIC
0.200%, 09/01/11 (B)	16,195	16,195
Deutsche Bank Spears/Lifers Trust, Ser 538, RB, AMBAC
0.200%, 09/01/11 (B)	2,210	2,210
Deutsche Bank Spears/Lifers Trust, Ser 553, COP, FGIC
0.240%, 09/01/11 (B)	2,880	2,880
Florida Development Finance, Center Court Properties Project, RB
0.210%, 09/01/11 (A) (B)	700	700
JP Morgan Chase Putters/Drivers Trust, Ser 3617, RB
0.200%, 09/07/11 (B)	2,225	2,225
JP Morgan Chase Putters/Drivers Trust, Ser 3359, RB, NATL-RE FGIC
0.200%, 09/01/11 (B)	4,590	4,590
Miami-Dade County, Industrial Development Authority, American Public Media Group Project, RB
0.060%, 09/01/11 (A) (B)	3,800	3,800
Palm Beach County, Henry Morrison Flagler Project, RB
0.210%, 09/01/11 (A) (B)	4,175	4,175
Palm Beach County, Public Improvement Authority, Spears, Ser 184, RB, AMBAC
0.200%, 09/01/11 (B)	3,970	3,970

		58,885

Georgia — 4.1%
Catoosa County, Industrial Development Authority, Galaxy Carpet Project, RB
0.280%, 09/01/11 (A) (B)	6,500	6,500
Macon, Water Authority, Ser A, RB
0.180%, 09/01/11 (B)	1,725	1,725
Main Street Natural Gas, Ser A, RB
0.210%, 09/01/11 (B)	27,900	27,900
Middle Coastal, Unified Development Authority, YMCA Coastal Project, RB
0.310%, 09/01/11 (A) (B)	2,840	2,840

		38,965

Illinois — 4.4%
Chicago, O’Hare International Airport, Ser 1284, RB, FGIC
0.230%, 09/01/11 (B)	2,200	2,200
Chicago, Ser 2002, RB
0.100%, 09/01/11 (B)	3,100	3,100

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Chicago, Wastewater Transmission, Second Lien, Sub-Ser C-1, RB
0.090%, 09/01/11 (A) (B)	$5,300	$5,300
Deutsche Bank Spears/Lifers Trust, Ser 321, RB, FGIC
0.200%, 09/01/11 (B)	6,445	6,445
Deutsche Bank Spears/Lifers Trust, Ser 400, GO, AGM
0.210%, 09/01/11 (B)	6,385	6,385
Deutsche Bank Spears/Lifers Trust, Ser 534, RB, AMBAC
0.240%, 09/01/11 (B)	2,280	2,280
Deutsche Bank Spears/Lifers Trust, Ser 555, GO, AGM
0.240%, 09/05/11 (B)	1,600	1,600
Illinois State, Finance Authority, Glenkirk Project, RB
0.330%, 09/01/11 (A) (B)	1,575	1,575
Illinois State, Finance Authority, RB
0.210%, 09/05/11 (B)	4,325	4,325
JP Morgan Chase Putters/Drivers Trust, Ser 3721, RB
0.340%, 09/01/11 (B)	6,930	6,930
Village of Peoria Heights, Christian School Project, RB
0.210%, 09/02/11 (A) (B)	2,140	2,140

		42,280

Indiana — 5.9%
Carmel, Industrial Redevelopment Authority, Ser 1275, RB
0.220%, 09/01/11 (B)	6,600	6,600
Fort Wayne, Industrial Economic Development Authority, St. Francis University Project, RB
0.210%, 09/01/11 (A) (B)	1,700	1,700
Indiana State, Development Finance Authority, RB
0.160%, 09/05/11 (B)	14,800	14,800
Indiana State, Finance Authority, RB
0.210%, 09/01/11 (A) (B)	4,450	4,450
Indiana State, Development Finance Authority, Lutheran Project, RB
0.210%, 09/01/11 (A) (B)	3,635	3,635
Indiana State, Finance Authority, Floyd Memorial Hospital Project, RB
0.120%, 09/01/11 (A) (B)	1,045	1,045
Indianapolis, Industrial Development Authority, Joint & Clutch Apprenticeship Project, RB
0.210%, 09/02/11 (A) (B)	1,065	1,065
Indianapolis, Industrial Development Authority, Joint & Clutch Service Project, RB
1.420%, 09/01/11 (B)	1,000	1,000

24	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

JP Morgan Chase Putters/Drivers Trust, Ser 3639Z, RB, AGM
0.230%, 09/06/11 (B)	$1,625	$1,625
JP Morgan Chase Putters/Drivers, Ser 3888, RB
0.180%, 09/05/11 (B)	2,250	2,250
Puttable Floating Option Tax-Exempt Receipts, Ser 661, RB, NATL
0.350%, 09/05/11 (B)	2,165	2,165
Puttable Floating Option Tax-Exempt Receipts, Ser 662, RB, NATL
0.350%, 09/05/11 (B)	10,000	10,000
Puttable Floating Option Tax-Exempt Receipts, Ser 663, RB, NATL
0.350%, 09/06/11 (B)	6,035	6,035

		56,370

Iowa — 1.9%
Iowa State, Finance Authority, Graceland University Project, RB
0.296%, 09/01/11 (A) (B)	2,780	2,780
Iowa State, Finance Authority, PAHC Project, RB
0.270%, 09/05/11 (A) (B)	6,020	6,020
Iowa State, Higher Education Loan Authority, Private College Facilities, St. Ambrose Project, RB
0.120%, 09/01/11 (A) (B)	4,640	4,640
Iowa State, Higher Education Loan Authority, Private College, University Dubuque Project, RB
0.120%, 09/01/11 (A) (B)	400	400
Mason City, Industrial Development Authority, Supervalu Project, RB
0.160%, 09/07/11 (A) (B)	4,625	4,625

		18,465

Kansas — 0.2%
University of Kansas, Hospital Authority, Health Systems Project, RB
0.120%, 09/01/11 (A) (B)	1,945	1,945

Kentucky — 0.9%
Daviess County, Wendell Fosters Campus Project, RB
0.230%, 09/07/11 (A) (B)	2,600	2,600
JP Morgan Chase Putters/Drivers Trust, Ser 3615Z, RB
0.260%, 09/01/11 (B)	2,360	2,360
Louisville/Jefferson County, Metropolitan Government, Louisville Presbyterian Project, RB
0.210%, 09/07/11 (A) (B)	3,900	3,900

		8,860

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Louisiana — 0.1%
Louisiana State, Public Facilities Authority, St. Martin’s Episcopal School Project, RB
0.450%, 09/01/11 (A) (B)	$1,270	$1,270

Massachusetts — 2.9%
JP Morgan Chase Putters/Drivers Trust, Ser 3691, RB, AMBAC
0.220%, 09/01/11 (B)	1,425	1,425
JP Morgan Chase Putters/Drivers Trust, Ser 3699, GO, AMBAC
0.220%, 09/01/11 (B)	4,400	4,400
Massachusetts State, Development Finance Agency, Bancroft School Issue, RB
0.180%, 09/01/11 (A) (B)	4,260	4,260
Massachusetts State, Development Finance Agency, Marine Biological Lab Project, RB
0.200%, 09/01/11 (A) (B)	1,155	1,155
Massachusetts State, Development Finance Agency, Seven Hills Foundation Project, Ser A, RB
0.180%, 09/07/11 (A) (B)	1,500	1,500
Merrimack Valley, Regional Transit Authority, RB
1.250%, 06/22/12	4,590	4,597
Worcester, Regional Transit Authority, RB
1.250%, 06/22/12	11,000	11,018

		28,355

Michigan — 2.7%
Detroit City, School District, Putters, Ser 2954, GO, AGM
0.200%, 09/05/11 (B)	6,800	6,800
Kent, Hospital Finance Authority, Ser B, RB
0.210%, 09/05/11 (A) (B)	2,330	2,330
Lakewood, Public Schools, Putters, Ser 2624Z, GO, AGM
0.100%, 09/01/11 (B)	1,200	1,200
L’Anse Creuse, Public Schools, School Building & Site Project, GO
0.100%, 09/01/11 (B)	4,880	4,880
Michigan State, Strategic Fund, Consumers Energy Project, RB
0.130%, 09/06/11 (A) (B)	7,500	7,500
Michigan State, Strategic Fund, Kalamazoo Christian School Project, RB
0.210%, 09/02/11 (A) (B)	3,300	3,300

		26,010

Minnesota — 2.0%
Blaine, Industrial Development Authority, Supervalu Project, RB
0.160%, 09/07/11 (A) (B)	2,255	2,255

SEI Tax Exempt Trust / Annual Report / August 31, 2011	25

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Bloomington, Commercial Development Authority, ATS II Project, RB
0.180%, 09/01/11 (A) (B)	$330	$330
Minnanoka, North Suburban Hospital District, Health Care Project, RB
0.280%, 09/07/11 (A) (B)	875	875
Minneapolis, Revenue Authority, Minnehaha Academy Project, RB
0.120%, 09/01/11 (A) (B)	6,133	6,133
Minneapolis, Revenue Authority, People Serving People Project, Ser A, RB
0.120%, 09/01/11 (A) (B)	855	855
Minnesota State, Higher Education Facilities Authority, Concordia University at St. Paul, Ser 6Q, RB
0.200%, 09/01/11 (A) (B)	5,000	5,000
Woodbury, Saint Ambrose Project, RB
0.320%, 09/07/11 (A) (B)	4,200	4,200

		19,648

Mississippi — 1.1%
Mississippi State, Business Finance Authority, RB
0.170%, 09/06/11 (A) (B)	8,430	8,430
Prentiss County, Industrial Development Authority, Eastern Heidelberg Project, Ser A, RB
0.550%, 09/01/11 (A) (B)	2,500	2,500

		10,930

Missouri — 1.1%
Missouri State, Health & Educational Facilities Authority, De Smet Jesuit High School Project, RB
0.120%, 09/01/11 (A) (B)	200	200
Missouri State, Health & Educational Facilities Authority, Drury University Project, RB
0.170%, 09/01/11 (A) (B)	730	730
Missouri State, Public Utilities Commission, RB
1.000%, 07/15/12	9,150	9,156
St. Louis County, Industrial Development Authority, Schnuck Markets Kirkwood Project, RB
0.230%, 09/01/11 (A) (B)	100	100

		10,186

Nebraska — 0.5%
Central Plains, Energy Project No. 2, RB
0.210%, 09/01/11 (B)	1,940	1,940
Norfolk, Industrial Development Revenue Authority, Supervalu Project, RB
0.160%, 09/07/11 (A) (B)	2,800	2,800

		4,740

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Nevada — 0.8%
Washoe County, Economic Development Authority, Sierra Nevada College Project, RB
0.170%, 09/02/11 (B)	$8,025	$8,025

New Hampshire — 2.7%
New Hampshire State, Business Finance Authority, Taylor Home Project, Ser B, RB
0.210%, 09/01/11 (A) (B)	2,400	2,400
New Hampshire State, Health & Education Facilities Authority, RB
0.160%, 09/07/11 (A) (B)	9,300	9,300
New Hampshire State, Health & Education Facilities Authority, Ser 11819, RB
0.190%, 09/01/11 (B)	14,750	14,750

		26,450

New Jersey — 2.3%
Borough of Cresskill, BAN
1.250%, 03/09/12	2,000	2,002
Borough of Maywood, BAN
2.000%, 03/16/12	3,367	3,372
Deptford Township, Ser A, BAN
1.000%, 11/11/11	3,000	3,001
New Jersey State, Economic Development Authority, Jewish Community Center Project, RB
0.300%, 09/07/11 (A) (B)	4,635	4,635
Woodbridge Township, Board of Education, BAN
1.750%, 02/07/12	9,000	9,029

		22,039

New York — 6.4%
Albany, Industrial Development Agency, Research Foundation of the State University of New York Project, Ser A, RB
0.350%, 09/01/11 (B)	3,400	3,400
Board of Cooperative Educational Services for the Sole Supervisory District, RB
1.500%, 06/22/12	4,000	4,003
Campbell-Savona Central School District, TRAN
1.100%, 06/22/12	3,875	3,879
Chautauqua County, Industrial Development Agency, Ser A, RB
0.200%, 09/01/11 (A) (B)	500	500
Forest City, New Rochelle, Revenue Bond Certificate Trust, RB
0.280%, 09/01/11 (A) (B)	3,500	3,500
Hornell City, School District, BAN
1.250%, 06/29/12	5,970	5,982

26	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

JP Morgan Chase Putters/Drivers Trust, Ser 3541Z, RB, NATL-RE FGIC
0.220%, 09/01/11 (B)	$4,995	$4,995
JP Morgan Chase Putters/Drivers, Ser 3928, RB
0.100%, 09/15/11 (B)	1,515	1,515
Monroe County, Industrial Development, Ser 3227, RB
0.330%, 09/07/11 (B)	900	900
Nassau Health Care, RB
3.000%, 12/01/11	4,400	4,422
New York State, Dormitory Authority, Ser 11559, RB
0.190%, 09/01/11 (B)	3,500	3,500
New York State, Dormitory Authority, Ser 11663, RB
0.220%, 09/01/11 (B)	8,000	8,000
New York State, Dormitory Authority, Ser A, RB
0.150%, 09/06/11 (B)	100	100
New York State, Thruway Authority, Ser 2800, RB
0.230%, 09/07/11 (B)	8,000	8,000
Putnam County, Industrial Development Agency, Ser A, RB
0.150%, 09/01/11 (A) (B)	650	650
Sales Tax Asset Receivable, Putters, Ser 599, RB, NATL
0.190%, 09/01/11 (B)	3,080	3,080
Southeast New York, BAN
1.250%, 10/14/11	4,600	4,603
Triborough Bridge & Tunnel Authority, Sub-Ser B-3, RB
0.350%, 09/05/11 (B)	300	300

		61,329

North Carolina — 5.5%
BB&T Municipal Trust, Ser 1021, RB
0.300%, 09/01/11 (A) (B)	7,465	7,465
BB&T Municipal Trust, Ser 1024, RB
0.300%, 09/01/11 (A) (B)	4,800	4,800
BB&T Municipal Trust, Ser 1025, RB
0.300%, 09/05/11 (A) (B)	10,295	10,295
BB&T Municipal Trust, Ser 1027, RB
0.300%, 09/05/11 (A) (B)	6,490	6,490
BB&T Municipal Trust, Ser 1037, RB
0.370%, 09/01/11 (A) (B)	5,330	5,330
North Carolina State, Educational Facilities Finance Agency, Wingate University Project, RB
0.320%, 09/01/11 (A) (B)	8,420	8,420
North Carolina State, Medical Care Commission, Sisters of Mercy Services Project, RB
0.210%, 09/05/11 (A) (B)	125	125

Description	Face Amount ($ Thousands)	Value ($ Thousands)

North Carolina State, University at Raleigh, Ser A, RB
0.170%, 09/02/11 (B)	$10,000	$10,000

		52,925

Ohio — 1.7%
East Liverpool, Hospital Revenue Authority, East Liverpool City Hospital Project, RB
0.220%, 09/05/11 (A) (B)	5,765	5,765
Hamilton County, Economic Development Authority, Cincinnati Symphony Orchestra Project, RB
0.230%, 09/01/11 (A) (B)	2,915	2,915
Montgomery County, Benjamin & Marian Project, Ser B, RB
0.210%, 09/02/11 (A) (B)	2,400	2,400
North Royalton, BAN
1.375%, 05/31/12	2,300	2,307
Ohio State University, Ser B, RB
0.150%, 09/07/11 (B)	100	100
Summit County, Port Authority, Barberton YMCA Project, RB
0.200%, 09/05/11 (A) (B)	2,675	2,675

		16,162

Pennsylvania — 4.7%
Allegheny County, Industrial Development Authority, Sacred Heart High School Project, RB
0.210%, 09/01/11 (A) (B)	1,000	1,000
Allegheny County, Redevelopment Authority, Brentwood Town Square Project, Ser A, TA
0.230%, 09/01/11 (A) (B)	1,490	1,490
BB&T Municipal Trust, Ser 2061, RB, FSA
0.200%, 09/01/11 (B)	2,500	2,500
Delaware County, Industrial Development Authority, Ser G, RB
0.150%, 09/02/11 (B)	3,900	3,900
Erie, School District, TRAN
2.000%, 06/30/12	9,230	9,287
Manheim Township, School District, GO, AGM
0.210%, 09/01/11 (B)	2,500	2,500
New Castle Area, Hospital Authority, RB
0.190%, 09/07/11 (A) (B)	4,820	4,820
Pennsylvania State, Higher Educational Facilities Authority, Association of Independent Colleges Project, Ser I-5, RB
0.210%, 09/01/11 (A) (B)	3,400	3,400
RBC Municipal Products Trust, Ser E-12, RB
0.210%, 09/05/11 (A) (B)	4,000	4,000

SEI Tax Exempt Trust / Annual Report / August 31, 2011	27

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

RBC Municipal Products Trust, Ser E-16, RB
0.180%, 09/05/11 (A) (B)	$10,000	$10,000
West Cornwall Township, Municipal Authority, Senior Living Facility, Lebanon Valley, RB
0.190%, 09/01/11 (A) (B)	1,920	1,920

		44,817

Puerto Rico — 3.3%
Deutsche Bank Spears/Lifers Trust, Ser 344, RB, NATL-RE AMBAC
0.210%, 09/01/11 (B)	6,565	6,565
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser 11758, RB
0.210%, 09/01/11 (B)	23,700	23,700
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser 11762, RB
0.180%, 09/01/11 (B)	1,300	1,300

		31,565

South Carolina — 0.7%
BB&T Municipal Trust, Ser 1013, COP
0.300%, 09/01/11 (A) (B)	500	500
Macon Trust, Variable Certificates, Ser 2007-303, RB
0.320%, 09/01/11 (A) (B)	4,600	4,600
North Charleston, TA
0.220%, 09/07/11 (B)	1,265	1,265

		6,365

South Dakota — 1.9%
South Dakota State, Housing Development Authority, Ser A, RB
0.140%, 09/07/11 (B)	14,300	14,300
Watertown, Industrial Development Revenue Authority, Supervalu Project, RB
0.160%, 09/07/11 (A) (B)	3,900	3,900

		18,200

Texas — 6.7%
Deutsche Bank Spears/Lifers Trust, Ser 514, GO
0.240%, 09/01/11 (B)	7,405	7,405
Deutsche Bank Spears/Lifers Trust, Ser 533, RB, AMBAC
0.240%, 09/01/11 (B)	3,575	3,575
Deutsche Bank Spears/Lifers Trust, Ser 548, RB, FGIC
0.240%, 09/01/11 (B)	3,905	3,905
Eclipse Funding Trust, Solar Eclipse, El Paso, Ser 2006-0071, GO
0.200%, 09/01/11 (A) (B)	3,900	3,900

Description	Face Amount ($ Thousands)	Value ($ Thousands)

McKinney, Independent School District, Floaters, Ser 26TP, GO
0.180%, 09/01/11 (B)	$9,935	$9,935
Port of Port Arthur, Navigation District, Ser A, RB
0.100%, 09/01/11 (B)	24,150	24,150
Red River Education Financing, RB
0.150%, 09/07/11 (B)	10,600	10,600
Tom Green County, Health Facilities Development, Universal Health Services Project, RB
0.220%, 09/07/11 (A) (B)	1,000	1,000

		64,470

Utah — 1.4%
Lehi City, Electric Utility Revenue Authority, RB
0.250%, 09/01/11 (A) (B)	6,500	6,500
Murray, IHC Health Services Project, Ser C, RB
0.090%, 09/01/11 (B)	300	300
West Valley, Industrial Development Authority, Johnson Matthey Project, RB
0.140%, 09/01/11 (A) (B)	7,050	7,050

		13,850

Virginia — 0.7%
Chesterfield County, Economic Development Authority, Ser A, RB
0.230%, 09/06/11 (B)	990	990
Montgomery County, Industrial Development Authority, RB
0.110%, 09/01/11 (A) (B)	2,000	2,000
Russell County, Industrial Development Authority, Ser B, RB
0.140%, 09/02/11 (A) (B)	3,500	3,500

		6,490

Washington — 2.7%
Central Puget Sound, Regional Transit Authority, Putters, Ser 2625Z, RB, AGM
0.140%, 09/01/11 (B)	100	100
Eclipse Funding Trust, RB
0.130%, 09/01/11 (A) (B)	3,100	3,100
University of Washington, Floaters, Ser 3005, RB
0.160%, 09/01/11 (B)	10,400	10,400
Washington State, Health Care Facilities Authority, Ser 11723, RB
0.360%, 09/01/11 (B)	7,310	7,310
Washington State, Housing Finance Commission, RB
0.190%, 09/07/11 (A) (B)	4,345	4,345

28	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Washington State, Housing Finance Commission, Tacoma Art Museum Project, RB
0.120%, 09/01/11 (A) (B)	$400	$400

		25,655

West Virginia — 1.5%
Cabell County, Building Commission, Pressley Ridge Schools Project, RB
0.210%, 09/01/11 (A) (B)	1,335	1,335
Charleston, Building Commission Parking Facilities Authority, Charleston Town Center Parking Project, Ser A, RB
0.300%, 09/01/11 (A) (B)	4,090	4,090
Parkersburg, Industrial Development Authority, B-H Association Project, RB
0.280%, 09/05/11 (A) (B)	3,500	3,500
Putnam County, Industrial Development Authority, FMC Project, RB
0.200%, 09/02/11 (A) (B)	5,300	5,300

		14,225

Wisconsin — 6.0%
Wisconsin State, Health & Educational Facilities Authority, Edgewood College Project, RB
0.120%, 09/01/11 (A) (B)	2,630	2,630
Wisconsin State, Health & Educational Facilities Authority, Lutheran College Project, RB
0.120%, 09/01/11 (A) (B)	300	300
Wisconsin State, Health & Educational Facilities Authority, Madison Family Medicine Project, RB
0.300%, 09/01/11 (A) (B)	3,565	3,565
Wisconsin State, Health & Educational Facilities Authority, Ser 2113, RB
0.260%, 09/01/11 (B)	28,104	28,104
Wisconsin State, Health & Educational Facilities Authority, Ser 2187, RB
0.260%, 09/01/11 (B)	1,579	1,578
Wisconsin State, Health & Educational Facilities Authority, Ser B, RB
0.130%, 09/01/11 (A) (B)	6,585	6,585
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
0.300%, 09/01/11 (B)	7,075	7,075
Wisconsin State, Public Finance Authority, Glenridge on Palmer Ranch Project, Ser C, RB
0.050%, 09/01/11 (A) (B)	7,000	7,000
Wisconsin State, Public Power Authority, Putters, Ser 1232, RB, AMBAC
0.220%, 09/01/11 (B)	1,110	1,110

		57,947

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Multi-State — 2.6%
BB&T Municipal Trust, Ser 1010, RB
0.250%, 09/01/11 (A) (B)	$2,825	$2,825
BB&T Municipal Trust, Ser 1012, RB
0.300%, 09/01/11 (A) (B)	6,975	6,975
BB&T Municipal Trust, Ser 1039, RB
0.300%, 09/01/11 (A) (B)	13,165	13,165
BB&T Municipal Trust, Ser 2031, RB, AGM
0.210%, 09/01/11 (B)	1,000	1,000
BB&T Municipal Trust, Ser 2036, RB
0.210%, 09/01/11 (B)	700	700
BB&T Municipal Trust, Ser 5000, RB
0.300%, 09/07/11 (A) (B)	727	727

		25,392

Total Municipal Bonds (Cost $942,590) ($ Thousands)		942,590

Total Investments — 98.0% (Cost $942,590) ($ Thousands)		$942,590

Percentages are based on Net Assets of $961,437 ($ Thousands).

(A)	Each security holds a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2011. The demand and interest rate reset feature gives this security a shorter effective maturity date.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

FSA — Financial Security Assistance

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

TRAN — Tax and Revenue Anticipation Note

As of August 31, 2011, all the Fund’s investments are Level 2.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	29

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.3%

Alabama — 1.1%
Alabama State, Public School & College Authority, Capital Improvement Project, Ser B, RB Callable 05/01/13 @ 103
5.000%, 05/01/14	$5,000	$5,533
Birmingham, Water Works Board, RB
5.000%, 01/01/21	1,000	1,147
Mobile, Industrial Development Board of Pollution, Barry Power Project, Ser B, RB
4.875%, 06/01/34 (A)	3,500	3,713

		10,393

Alaska — 1.7%
Alaska State, Energy & Power Authority, Bradley Lake Project, Ser 4, RB, AGM
6.000%, 07/01/14	2,920	3,272
Alaska State, Housing Finance Authority, Ser B, RB, NATL Callable 06/01/15 @ 100
5.000%, 12/01/20	5,000	5,205
Alaska State, Industrial Development & Export Authority, Ser A, RB Callable 04/01/20 @ 100
5.250%, 04/01/23	3,510	3,945
Alaska State, International Airport Authority, Ser A, AMT, RB, NATL
5.000%, 10/01/12	2,000	2,085
Valdez, BP Pipeline Project, Ser B, RB
5.000%, 01/01/21	1,005	1,126

		15,633

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arizona — 3.8%
Arizona State, Agricultural Improvement & Power Authority, Salt River Project, Ser B, RB Callable 01/01/13 @ 100
5.000%, 01/01/25	$4,000	$4,178
Arizona State, Health Facilities Authority, Banner Health Project, Ser A, RB Callable 01/01/17 @ 100
5.000%, 01/01/18	4,500	5,000
Arizona State, School Facilities Board, Ser 2005, RB Callable 07/01/15 @ 100
5.000%, 07/01/16	1,670	1,913
Arizona State, Transportation Board, Maricopa County Region Area Road Project, RB
5.000%, 07/01/16	1,525	1,797
Maricopa County, Pollution Control Authority, Public Service, Ser B, RB
5.200%, 06/01/43 (A)	3,690	3,695
Phoenix, Civic Improvement, Junior Lien, Ser A, RB Callable 07/01/20 @ 100
5.000%, 07/01/26	3,500	3,734
Phoenix, Civic Improvement, Junior Lien, Ser Junior Lien, RB, NATL Callable 07/01/17 @ 100
5.000%, 07/01/20	2,000	2,245
Pima County, Industrial Development Authority, Ser A, RB
5.125%, 07/01/15	905	905
Pima County, Sewer System Authority, RB, AGM Callable 07/01/20 @ 100
5.000%, 07/01/23	2,000	2,228
Pima County, Unified School District, GO, AGM Callable 07/01/12 @ 100
4.750%, 07/01/14	1,025	1,056
Pima County, Unified School District, GO, AGM Pre-Refunded @ 100
4.750%, 07/01/12 (B)	1,975	2,048
Salt River Project, Agricultural Improvement & Power District, Ser A, RB Callable 01/01/19 @ 100
5.000%, 01/01/25	2,295	2,561
Scottsdale, Industrial Development Authority, Scottsdale Health Care Project, Ser A, RB Callable 09/01/18 @ 100
5.000%, 09/01/19	3,820	4,060

		35,420

Arkansas — 0.4%
Arkansas State, University of Central Arkansas, Auxiliary Project, Ser C, RB, AMBAC
6.125%, 04/01/26	1,535	1,840

30	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arkansas State, University of Central Arkansas, Student Fee Project, Ser B, RB, AMBAC
6.125%, 04/01/26	$1,535	$1,840

		3,680

California — 12.2%
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	3,410	3,959
California State, Communities Development Authority, RB
5.000%, 06/15/13	1,665	1,787
California State, Department of Water Resources, Ser L, RB
5.000%, 05/01/19	4,000	4,785
California State, GO
5.000%, 03/01/17	2,675	3,160
5.000%, 10/01/18	3,000	3,539
California State, GO Callable 04/01/19 @ 100
5.500%, 04/01/21	5,000	5,833
California State, GO Callable 12/01/11 @ 100
5.250%, 06/01/12	690	698
California State, GO Callable 10/01/19 @ 100
5.250%, 10/01/21	8,130	9,357
California State, GO Callable 04/01/12 @ 100
6.250%, 10/01/19	480	494
California State, Health Facilities Financing Authority, Ser B, RB Callable 08/15/20 @ 100
5.250%, 08/15/23	1,535	1,678
California State, Municipal Finance Authority, Community Hospitals Project, RB Callable 02/01/19 @ 100
5.250%, 02/01/24	920	911
California State, Ser A, GO Callable 07/01/19 @ 100
5.250%, 07/01/21	1,745	2,055
5.000%, 07/01/20	5,000	5,883
California State, Ser C-4, GO Callable 09/02/11 @ 100
0.060%, 07/01/23 (A) (C)	300	300
Golden State, Tobacco Securitization Project, Capital Appreciation Project, Ser A, RB, AMBAC Callable 06/01/18 @ 100
4.600%, 06/01/23	3,500	3,434

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Golden State, Tobacco Securitization Project, Ser A, RB, AMBAC Callable 09/19/11 @ 100
5.000%, 06/01/20	$1,000	$1,000
Golden State, Tobacco Securitization Project, Ser A-1, RB Pre-Refunded @ 100
6.750%, 06/01/13 (B)	1,500	1,663
Imperial, Irrigation & Electric District, RB Callable 11/01/18 @ 100
5.250%, 11/01/19	1,000	1,171
5.250%, 11/01/20	1,000	1,154
Irvine, Assessment District No. 05-21, Ser A, SAB Callable 10/01/11 @ 100
0.130%, 09/02/31 (A) (C)	3,200	3,200
Kings River, Conservation District, Peaking Project, COP
5.000%, 05/01/12	2,300	2,344
Lammersville, School District No. 2002, Mountain House Project, SAB Callable 09/01/16 @ 100
5.125%, 09/01/35	1,000	854
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 07/01/17	3,000	3,626
Los Angeles, Department of Water & Power, Ser A, RB
5.000%, 07/01/21	1,650	1,983
Los Angeles, Harbor Department, Ser A, AMT, RB
5.000%, 08/01/21	1,180	1,339
Los Angeles, Unified School District, Election 1997 Project, Ser F, GO, FGIC Callable 07/01/13 @ 100
5.000%, 07/01/21	1,875	1,985
Los Angeles, Wastewater Authority, Sub-Ser A, RB Callable 06/01/20 @ 100
5.000%, 06/01/22	2,025	2,299
Roseville Westpark, Community Facilities District No. 1, SAB Callable 03/01/12 @ 103
5.200%, 09/01/26	1,000	912
Sacramento County, Airport Systems Project, Sub-Ser D, RB Callable 07/01/18 @ 100
5.500%, 07/01/28	1,345	1,422
San Diego, Public Facilities Financing Authority, Ser A, RB Callable 05/15/19 @ 100
5.000%, 05/15/25	5,000	5,463
San Francisco City & County, Airports Commission, AMT, RB
5.250%, 05/01/18	3,500	3,916

SEI Tax Exempt Trust / Annual Report / August 31, 2011	31

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Francisco City & County, Public Utilities Commission, Ser B, RB Callable 11/01/19 @ 100
5.000%, 11/01/26	$2,500	$2,743
San Francisco City & County, Public Utilities Commission, Sub-Ser D, RB Callable 11/01/21 @ 100
5.000%, 11/01/27	3,685	4,084
Southern California, Public Power Authority, Canyon Power Project, Ser A, RB Callable 01/01/20 @ 100
5.000%, 07/01/22	3,050	3,484
Southern California, Public Power Authority, Windy Point/Windy Flats Project, RB Callable 07/01/20 @ 100
5.000%, 07/01/23	2,000	2,232
Tuolumne, Wind Project Authority, Tuolumne Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	2,245	2,468
University of California, Ser A, RB, AMBAC
5.000%, 05/15/13	5,500	5,920
University of California, Ser Q, RB Callable 05/15/17 @ 101
5.250%, 05/15/23	4,000	4,495
Upland, San Antonio Community Hospital Project, COP Callable 01/01/21 @ 100
6.000%, 01/01/26	3,265	3,491
Vernon, Electrical Systems Revenue Authority, Ser A, RB Callable 08/01/19 @ 100
5.125%, 08/01/21	2,240	2,360

		113,481

Colorado — 0.8%
Colorado State, Educational & Cultural Facilities Authority, RB Callable 10/03/11 @ 100
0.140%, 07/01/29 (A) (C)	900	900
Colorado State, Health Facilities Authority, Boulder Community Hospital Project, RB
5.000%, 10/01/16	3,000	3,334
Colorado State, Housing & Finance Authority, Single-Family Housing Program, Sub-Ser C, RB
4.875%, 08/01/13	50	50
Denver, Department of Aviation, Ser A, AMT, RB
5.500%, 11/15/19	2,500	2,880

		7,164

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Connecticut — 1.3%
Connecticut State, Economic Recovery Authority, Ser A, GO
5.000%, 01/01/16	$3,500	$4,103
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser A-1, RB Callable 07/01/18 @ 100
5.000%, 07/01/25	3,500	3,938
Connecticut State, Second Lien, Ser 1, SAB
5.000%, 02/01/16	3,000	3,493
Connecticut State, Transportation Infrastructure Authority, Ser B, SAB
6.125%, 09/01/12	755	774

		12,308

Delaware — 0.5%
Delaware State, Transportation Authority, Ser A, RB
5.000%, 07/01/17	3,500	4,215

Florida — 9.4%
Broward County, Airport System Authority, Ser L, RB, AMBAC Callable 10/01/14 @ 100
5.000%, 10/01/16	3,500	3,833
Broward County, School Board, Ser B, COP, AGM
5.250%, 07/01/16	5,000	5,684
Citizens Property Insurance, Coastal Account, Ser Senior A-1, RB
5.000%, 06/01/19	2,000	2,133
Citizens Property Insurance, Secured High Risk Account, Ser A, RB, NATL
5.000%, 03/01/14	2,500	2,648
Citizens Property Insurance, Secured High Risk Account, Ser A-1, RB
6.000%, 06/01/16	5,000	5,613
5.500%, 06/01/17	2,000	2,205
5.250%, 06/01/17	2,815	3,067
Clearwater, Water & Sewer Authority, Ser B, RB
5.000%, 12/01/15	2,580	2,974
Florida State, Division of Bond Finance, Environmental Protection Preservation Project, Ser A, RB, AGM
6.000%, 07/01/13	3,490	3,827
Florida State, Hurricane Catastrophe Fund, Ser A, RB
5.000%, 07/01/16	2,250	2,539

32	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/18 @ 100
5.250%, 10/01/21	$5,500	$6,080
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/19 @ 100
5.250%, 10/01/21	3,475	3,946
Florida State, Ser A, GO
5.000%, 07/01/20	1,500	1,816
Florida State, Ser D, GO Callable 06/01/15 @ 101
5.000%, 06/01/17	3,000	3,429
Florida State, Water Pollution Control Financing Authority, Ser A, RB Callable 01/15/19 @ 100
5.000%, 01/15/25	3,000	3,374
Gulf Breeze, Miami Beach Local Government Project, Ser E, RB, FGIC
5.000%, 12/01/20	1,465	1,508
Hillsborough County, SAB, NATL-RE FGIC
5.000%, 03/01/16	3,375	3,704
Hillsborough County, School Board, COP, NATL
5.000%, 07/01/16	1,290	1,451
Jacksonville, Aviation Authority, AMT, RB, AMBAC
5.000%, 10/01/15	2,910	3,208
Lakeland, Ser B, RB, AGM
5.000%, 10/01/18	2,500	2,878
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser A, RB, AMBAC Pre-Refunded @ 100
5.000%, 04/01/14 (B)	4,500	5,010
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser B, RB, AMBAC
5.000%, 04/01/17	2,000	2,275
Miami-Dade County, Water & Sewer Authority, Ser B, RB, AGM
5.250%, 10/01/19	3,000	3,585
Orlando, Aviation Authority, Ser A, AMT, RB, AGM
5.000%, 10/01/15	3,500	3,923
Orlando, Utilities Commission, Ser C, RB
5.000%, 10/01/14	2,100	2,362
Palm Beach County, Solid Waste Authority, RB, AMBAC
5.000%, 10/01/11	3,000	3,009
Tampa, Solid Waste Systems Authority, AMT, RB, AGM
5.000%, 10/01/15	1,500	1,665

		87,746

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Georgia — 2.3%
Atlanta, Water & Wastewater Revenue Authority, Ser A, RB Callable 11/01/19 @ 100
6.000%, 11/01/21	$5,000	$5,970
6.000%, 11/01/25	1,950	2,234
Georgia State, Housing & Finance Authority, Single-Family Mortgage Project, Sub-Ser B-4, AMT, RB Callable 10/03/11 @ 100
5.250%, 06/01/20	2,280	2,364
Georgia State, Municipal Electric Power Authority, Ser V, RB, NATL
6.500%, 01/01/12	955	972
Georgia State, Private Colleges & Universities Authority, Emory University Project, Ser A, RB
5.000%, 09/01/16	2,500	2,976
Gwinnett County, Development Authority, Public Schools Project, COP, NATL Pre-Refunded @ 100
5.250%, 01/01/14 (B)	2,000	2,221
Gwinnett County, School District, GO Pre-Refunded @ 100
5.000%, 02/01/18 (B)	3,080	3,717
Marietta, Development Authority, Life University Project, RB Callable 06/15/18 @ 100
6.250%, 06/15/20	1,055	1,022

		21,476

Guam — 0.1%
Territory of Guam, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	750	764

Hawaii — 0.4%
Honolulu City & County, Board of Water Supply, Ser B, AMT, RB, NATL
5.000%, 07/01/15	1,000	1,127
Honolulu City & County, Wastewater Authority, Second Bond Resolution, Ser A, RB Callable 07/01/19 @ 100
5.000%, 07/01/21	2,500	2,891

		4,018

Idaho — 0.0%
Idaho State, Housing & Finance Association, Single-Family Mortgage Project, Ser C, AMT, RB Callable 10/03/11 @ 100
5.600%, 01/01/21	95	96

SEI Tax Exempt Trust / Annual Report / August 31, 2011	33

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Illinois — 4.3%
Chicago, Airport Authority, O’Hare International Airport Project, Third Lien, Ser B, RB
5.000%, 01/01/17	$2,500	$2,828
Chicago, Ser A, GO, AGM Pre-Refunded @ 100
5.000%, 01/01/14 (B)	2,590	2,868
Chicago, Ser A, GO, AGM Callable 01/01/15 @ 100
5.000%, 01/01/17	2,500	2,722
Illinois State, Finance Authority, Palos Hospital Project, Ser C, RB
5.000%, 05/15/16	2,000	2,205
Illinois State, GO Callable 01/01/20 @ 100
5.000%, 01/01/22	1,500	1,607
5.000%, 01/01/24	1,000	1,046
Illinois State, GO
5.000%, 01/01/17	3,000	3,367
Illinois State, Railsplitter Tobacco Settlement Authority, RB
6.250%, 06/01/24	3,500	3,627
Illinois State, Railsplitter Tobacco Settlement Authority, RB
5.500%, 06/01/23	1,975	2,017
Illinois State, Railsplitter Tobacco Settlement Authority, RB
5.000%, 06/01/15	2,600	2,852
Illinois State, Regional Transportation Authority, Ser A, RB, NATL-RE FGIC
5.500%, 07/01/23	2,095	2,444
Illinois State, Regional Transportation Authority, Ser B, RB, NATL
5.500%, 06/01/20	2,710	3,202
Illinois State, Ser B, GO
5.000%, 01/01/13	5,000	5,268
Illinois State, Toll Highway Authority, Ser A-1, RB Callable 01/01/20 @ 100
5.000%, 01/01/25	2,250	2,426
Northern Illinois University, RB, AGM
5.000%, 04/01/17	1,285	1,431

		39,910

Indiana — 1.6%
Indiana State, Finance Authority, Revolving Funding Program, Ser A, RB
5.000%, 02/01/16	3,000	3,533
Indiana University, Student Fee Project, Ser S, RB Callable 08/01/18 @ 100
5.000%, 08/01/19	2,000	2,381

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indianapolis, Airport Authority, Industrial Public Improvement Project, Ser F, AMT, RB, AMBAC
5.000%, 01/01/15	$2,000	$2,185
Indianapolis, Gas Utility Authority, Second Lien, Ser A, RB, AGM Callable 08/15/20 @ 100
5.000%, 08/15/23	3,315	3,606
Indianapolis, Thermal Energy Systems Project, Ser A, RB, NATL Pre-Refunded @ 101
5.500%, 10/01/12 (B)	2,860	2,899
Whiting, BP Products North America Project, RB
5.000%, 01/01/16	525	585

		15,189

Iowa — 0.3%
Iowa State, Finance Authority, Pollution Control Facilities, Interstate Power Project, RB, FGIC
5.000%, 07/01/14	2,250	2,462

Kansas — 0.3%
Wyandotte County, Kansas City Unified Government, Legends Village West Project, RB Callable 10/01/16 @ 100
4.875%, 10/01/28	1,450	1,071
Wyandotte County, Kansas City Unified Government, Sub-Ser B, RB
6.464%, 06/01/21 (D)	3,490	2,107

		3,178

Louisiana — 0.5%
Louisiana State, Citizens Property Insurance, Ser C-2, RB, AGM Callable 06/01/18 @ 100
6.750%, 06/01/26	2,400	2,718
New Orleans, Aviation Board, Ser B-2, AMT, RB, AGM
5.000%, 01/01/13	1,735	1,808

		4,526

Maryland — 2.6%
Maryland State, Department of Transportation, Port Administration Facilities Project, AMT, COP, AMBAC
5.250%, 06/15/14	1,335	1,477
Maryland State, Economic Development Authority, Marine Terminals Project, RB Callable 09/01/20 @ 100
5.750%, 09/01/25	1,990	1,962

34	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Maryland State, Economic Development Authority, Potomac Project, RB Callable 03/01/19 @ 100
6.200%, 09/01/22	$1,335	$1,578
Maryland State, Economic Development Authority, Transportation Facilities Project, Ser A, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	2,820	2,808
Maryland State, GO
5.000%, 03/01/18	3,500	4,264
Maryland State, State & Local Facilities Loan, Ser 2, GO
5.000%, 08/01/16	3,925	4,697
Maryland State, State & Local Facilities Loan, Ser C, GO
5.000%, 11/01/17	1,725	2,110
Maryland State, Transportation Authority, RAN
5.250%, 03/01/17	4,250	5,149

		24,045

Massachusetts — 3.6%
Massachusetts Bay, Transportation Authority, General Transportation System Project, Ser A, RB
5.500%, 03/01/12	320	328
Massachusetts Bay, Transportation Authority, Ser A, RB
5.000%, 07/01/22	3,000	3,631
Massachusetts State, Development Finance Agency, Tufts Medical Center Project, Ser I, RB
5.125%, 01/01/20	2,765	2,921
Massachusetts State, Federal Highway Project, Ser A, GAN, AGM
5.000%, 12/15/14	5,000	5,677
Massachusetts State, Health & Educational Facilities Authority, Lahey Clinic Medical Center Project, Ser C, RB, NATL-RE FGIC
5.000%, 08/15/14	2,395	2,630
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	1,500	1,844
Massachusetts State, Ser A, GO
5.250%, 08/01/13	3,235	3,535
Massachusetts State, Ser C, GO, AGM
5.500%, 12/01/17	3,000	3,724
Massachusetts State, Water Pollution Abatement Authority, Ser 1, RB
5.000%, 08/01/15	2,770	3,242
5.000%, 08/01/16	2,250	2,685

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Water Resources Authority, Ser B, RB
5.000%, 08/01/15	$2,895	$3,372

		33,589

Michigan — 1.9%
Detroit, Sewer Disposal Revenue Authority, Senior Lien, Ser C-1, RB Callable 07/01/19 @ 100
6.500%, 07/01/24	4,000	4,522
Kent County, Hospital Finance Authority, Spectrum Health System Project, Ser A, RB
5.000%, 11/15/17	1,200	1,382
Michigan State, Environmental Protection Program, GO
6.250%, 11/01/12	1,590	1,601
Michigan State, Ser A, GO
5.000%, 11/01/19	2,000	2,351
Michigan State, Strategic Fund, Dow Chemical Project, Ser B-2, RB
6.250%, 06/01/14	3,000	3,318
Wayne County, Airport Authority, Detroit Metropolitan Airport Project, Ser Junior Lien, AMT, RB, NATL-RE FGIC Callable 12/01/17 @ 100
5.000%, 12/01/22	1,500	1,510
Wayne County, Airport Authority, Ser A, AMT, RB
5.000%, 12/01/16	2,500	2,689

		17,373

Minnesota — 1.7%
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Callable 11/15/18 @ 100
6.375%, 11/15/23	3,250	3,663
Minnesota State, Municipal Power Agency, RB Callable 10/01/15 @ 100
5.250%, 10/01/21	1,000	1,101
Rochester, Mayo Clinic Project, Ser A, RB
4.000%, 11/15/30 (A)	1,575	1,730
Rochester, Mayo Clinic Project, Ser C, RB
4.500%, 11/15/38 (A)	1,535	1,717
St. Louis Park, Health Care Authority, Nicollet Health Services Project, Ser C, RB
5.500%, 07/01/17	4,240	4,819
University of Minnesota, Ser A, RB
5.000%, 12/01/17	2,520	3,042

		16,072

SEI Tax Exempt Trust / Annual Report / August 31, 2011	35

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Missouri — 1.0%
Missouri State, Highway & Transportation Commission, Second Lien, RB Callable 05/01/17 @ 100
5.250%, 05/01/19	$2,200	$2,615
5.250%, 05/01/23	1,290	1,472
Missouri State, Joint Municipal Electric Utility Commission, Iatan 2 Project, Ser A, RB, AMBAC
5.000%, 01/01/15	2,000	2,213
St. Louis, Airport Authority, Lamber International Airport Project, Ser A-1, RB Callable 07/01/19 @ 100
6.125%, 07/01/24	2,515	2,715

		9,015

Nevada — 0.7%
Clark County, Airport Authority, Ser D, RB Callable 01/01/20 @ 100
5.000%, 07/01/23	2,250	2,446
Clark County, Airport Authority, Sub Lien, Ser C, RB, AGM Callable 07/01/19 @ 100
5.000%, 07/01/23	2,800	3,012
Henderson, Local Improvement Districts, Ser T-18, SAB Callable 03/01/12 @ 103
5.300%, 09/01/35	1,985	970

		6,428

New Jersey — 3.7%
New Jersey State, Economic Development Authority, MSU Student Housing Project, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	1,450	1,460
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser I, RB
5.500%, 09/01/15	3,110	3,581
New Jersey State, Economic Development Authority, Ser EE, RB Callable 03/01/21 @ 100
5.250%, 09/01/23	5,000	5,581
New Jersey State, Economic Development Authority, Ser EE, RB
5.000%, 09/01/18	3,500	4,012
New Jersey State, Economic Development Authority, Ser GG, RB Callable 03/01/21 @ 100
5.750%, 09/01/23	2,500	2,900
New Jersey State, Equipment Lease & Purchase Project, Ser A, COP
5.000%, 06/15/14	2,500	2,730

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Ser N, GO, NATL-RE FGIC
5.500%, 07/15/18	$5,000	$6,156
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.250%, 12/15/20	7,250	8,384

		34,804

New Mexico — 1.1%
Jicarilla, Apache Nation Reservation, Ser A, RB
5.000%, 09/01/11	360	360
5.000%, 09/01/13	2,415	2,564
New Mexico State, Ser A, RB
5.000%, 07/01/15	4,270	4,964
New Mexico State, Ser B, RB
5.000%, 07/01/13	2,215	2,396

		10,284

New York — 10.6%
Brooklyn, Local Development Authority, Barclays Center Project, RB Callable 01/15/20 @ 100
6.500%, 07/15/30	3,500	3,632
Metropolitan New York, Transportation Authority, Ser C, RB Callable 11/15/18 @ 100
6.500%, 11/15/28	2,860	3,363
Metropolitan New York, Transportation Authority, Ser D, RB
5.000%, 11/15/16	2,000	2,310
New York & New Jersey, Port Authority, JFK International Air Terminal Project, Ser 8, RB Callable 12/01/15 @ 100
6.500%, 12/01/28	3,500	3,633
New York & New Jersey, Port Authority, Ser 131, AMT, RB Callable 06/15/13 @ 101
5.000%, 12/15/13	1,550	1,668
New York & New Jersey, Port Authority, Ser 146, AMT, RB, AGM Callable 12/01/16 @ 100
5.000%, 12/01/17	5,000	5,673
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/21 @ 100
6.500%, 04/01/22	2,325	2,918
New York City, Health & Hospital Authority, Ser A, RB
5.000%, 02/15/19	2,750	3,124

36	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Industrial Development Agency, Terminal One Group Association Project, AMT, RB
5.500%, 01/01/14	$2,000	$2,161
New York City, Municipal Water Finance Authority, Ser B, RB, AGM Callable 06/15/14 @ 100
5.000%, 06/15/15	3,000	3,367
New York City, Municipal Water Finance Authority, Ser B, RB, AMBAC Callable 12/15/14 @ 100
5.000%, 06/15/21	1,385	1,537
New York City, Ser B, GO
5.000%, 08/01/17	2,000	2,378
New York City, Ser E, GO Callable 08/01/19 @ 100
5.000%, 08/01/21	5,625	6,579
5.000%, 08/01/22	2,000	2,293
New York City, Ser K, GO Callable 08/01/15 @ 100
5.000%, 08/01/21	5,000	5,548
New York City, Sub-Ser E-5, GO Callable 10/01/11 @ 100
0.060%, 08/01/15 (A) (C)	1,500	1,500
New York City, Transitional Finance Authority, Future Tax Secured Project, Ser A, RB Callable 11/01/11 @ 100
5.500%, 11/01/26 (A)	3,250	3,275
New York City, Transitional Finance Authority, Future Tax Secured Project, Ser B, RB Callable 05/01/17 @ 100
5.000%, 11/01/18	2,815	3,342
New York City, Trust for Cultural Resources, Whitney Museum Project, RB Callable 01/01/21 @ 100
5.000%, 07/01/21	1,320	1,509
New York State, Dormitory Authority, Orange Regional Medical Center Project, RB Callable 12/01/18 @ 100
6.500%, 12/01/21	2,500	2,618
New York State, Dormitory Authority, Ser A, RB
5.000%, 07/01/18	2,530	2,980
New York State, Dormitory Authority, Ser B, RB, XLCA
5.250%, 07/01/32 (A)	4,275	4,621
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB, NATL
5.500%, 05/15/13	4,000	4,191
New York State, Environmental Facilities Authority, Ser 2, RB
5.750%, 06/15/12	190	198

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Environmental Facilities Authority, Ser B, RB Callable 06/15/18 @ 100
5.000%, 06/15/21	$1,580	$1,824
New York State, Local Government Assistance, Sub-Ser 2003A-5/6, RB
5.000%, 04/01/17	2,000	2,401
5.000%, 04/01/18	5,000	6,063
New York State, Tobacco Settlement Authority, RB Callable 06/01/13 @ 100
5.500%, 06/01/20	1,615	1,738
New York State, Urban Development Authority, Personal Income Tax, Ser A-1, RB
5.000%, 12/15/16	2,000	2,394
Triborough Bridge & Tunnel Authority, Sub-Ser B-1, RB Callable 11/15/13 @ 100
5.000%, 11/15/25 (A)	5,000	5,437
Triborough Bridge & Tunnel Authority, Sub-Ser B-3, RB Callable 11/15/15 @ 100
5.000%, 11/15/38 (A)	2,250	2,584
Troy, Capital Resource, Rensselaer Polytechnic Project, Ser B, RB
5.000%, 09/01/19	1,500	1,701

		98,560

North Carolina — 0.4%
North Carolina State, Medical Care Commission, First Mortgage- Presbyterian Homes Project, RB Callable 10/01/16 @ 100
5.500%, 10/01/31	2,360	2,110
University of North Carolina at Chapel Hill, RB Callable 12/01/17 @ 100
5.000%, 12/01/31	1,650	1,770

		3,880

Ohio — 3.4%
Hancock County, Blanchard Valley Regional Health Center Project, RB
5.250%, 12/01/20	2,000	2,145
Kent State University, Ser B, RB, AGM Callable 05/01/19 @ 100
5.000%, 05/01/21	2,500	2,832
Lakewood, Hospital Improvement Authority, Lakewood Hospital Association Project, RB
5.500%, 02/15/13	2,500	2,651
Montgomery County, Miami Valley Hospital Project, Ser A, RB Callable 11/15/20 @ 100
5.750%, 11/15/22	2,500	2,941

SEI Tax Exempt Trust / Annual Report / August 31, 2011	37

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ohio State, Air Quality Development Authority, First Energy Generation Project, Ser A, RB
5.700%, 08/01/20	$2,805	$3,128
Ohio State, Air Quality Development Authority, Pollution Control First Energy Project, Ser A, RB
5.700%, 02/01/14	1,665	1,817
Ohio State, Air Quality Development Authority, Pollution Control First Energy Project, Ser C, RB
5.625%, 06/01/18	1,580	1,776
Ohio State, Conservation Projects, Ser A, GO
5.000%, 09/01/15	1,985	2,315
Ohio State, GO
6.100%, 08/01/12	2,000	2,105
Ohio State, Higher Educational Facilities Commission, Case Western Reserve University Project, RB
6.250%, 10/01/18	1,000	1,229
Ohio State, Higher Educational Facilities Commission, Cleveland Clinic Health Project, Ser A, RB Callable 01/01/18 @ 100
5.250%, 01/01/19	3,710	4,237
Ohio State, Water Development Authority, Ser A, RB Callable 12/01/19 @ 100
5.000%, 12/01/22	3,595	4,213

		31,389

Oklahoma — 0.9%
Tulsa County, Industrial Authority, Ser A, RB
5.000%, 05/15/15	7,500	8,561

Oregon — 0.8%
Oregon State, Department of Administrative Services, Ser A, RB Callable 04/01/19 @ 100
5.250%, 04/01/26	3,000	3,404
Oregon State, Ser J, GO Callable 05/01/21 @ 100
5.000%, 05/01/25	2,210	2,562
5.000%, 05/01/26	1,545	1,773

		7,739

Pennsylvania — 6.6%
Allegheny County, Industrial Development Authority, Environmental Improvement Project, RB
6.500%, 05/01/17	1,390	1,490
Allegheny County, Port Authority, RB Callable 03/01/21 @ 100
5.000%, 03/01/25	2,200	2,360

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Berks County, Municipal Authority, Reading Hospital & Medical Center Project, RB Callable 11/01/19 @ 100
5.250%, 11/01/24	$2,935	$3,119
Butler County, Hospital Authority, Butler Health Systems Project, RB Callable 07/01/19 @ 100
7.125%, 07/01/29	1,500	1,672
Cumberland County, Municipal Authority, Diakon Lutheran Project, RB
6.250%, 01/01/24	1,500	1,577
Delaware County, Industrial Development Authority, Chester Community Charter School Project, Ser A, RB Callable 08/15/20 @ 100
5.250%, 08/15/30	1,445	1,280
Delaware Valley, Regional Finance Authority, RB
5.750%, 07/01/17	3,000	3,420
Lancaster County, Higher Education Authority, Franklin & Marshall College Project, RB Callable 04/15/16 @ 100
5.000%, 04/15/24	1,025	1,094
Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/21	2,510	2,703
Pennsylvania State, Economic Development Financing Authority, Albert Einstein Health Care Project, Ser A, RB Callable 10/15/19 @ 100
6.250%, 10/15/23	1,800	1,887
Pennsylvania State, Economic Development Financing Authority, Colver Project, Ser F, AMT, RB, AMBAC
5.000%, 12/01/14	4,000	4,027
Pennsylvania State, Economic Development Financing Authority, Exelon Generation Project, Ser A, RB Callable 06/01/12 @ 100
5.000%, 12/01/42 (A)	905	932
Pennsylvania State, GO
5.000%, 07/01/20	1,500	1,831
Pennsylvania State, GO, AGM
5.375%, 07/01/17	4,200	5,148
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19	3,120	3,782
Pennsylvania State, Higher Educational Facilities Authority, Drexel University Project, Ser A, RB Callable 05/01/21 @ 100
5.250%, 05/01/24	2,680	2,941

38	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, SAB
5.000%, 06/15/18	$5,000	$5,977
Pennsylvania State, Ser 2, GO
5.500%, 01/01/14	2,500	2,792
Philadelphia, School District, Ser A, GO
5.000%, 06/01/14	4,315	4,711
Philadelphia, School District, Ser E, GO
5.000%, 09/01/18	1,785	2,001
Philadelphia, Water & Wastewater Authority, Ser A, RB
5.000%, 06/15/15	3,650	4,137
University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	2,000	2,393

		61,274

Puerto Rico — 5.4%
Puerto Rico Commonwealth, Electric Power Authority, Ser TT, RB Callable 07/01/17 @ 100
5.000%, 07/01/18	2,500	2,711
Puerto Rico Commonwealth, Government Development Board, RB, NATL Callable 12/01/12 @ 101
4.750%, 12/01/15	3,035	3,169
Puerto Rico Commonwealth, Government Development Board, Senior Notes, Ser B, RB
5.000%, 12/01/11	1,000	1,009
5.000%, 12/01/13	1,000	1,067
Puerto Rico Commonwealth, Government Development Board, Senior Notes, Ser C, AMT, RB
5.250%, 01/01/15	1,725	1,803
Puerto Rico Commonwealth, Higher Education Authority, University of Puerto Rico Project, Ser Q, RB Callable 06/01/16 @ 100
5.000%, 06/01/21	3,765	3,827
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser M, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	4,120	4,222
Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding for Modernization, Sub-Ser 2008, RB
5.500%, 12/01/15	4,370	4,911
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser C, RB
5.500%, 07/01/12 (E)	5	5

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser C, RB
5.500%, 07/01/12	$1,995	$2,063
Puerto Rico Commonwealth, Public Finance Authority, Commonwealth Appropriations Project, Ser A, RB Callable 02/01/12 @ 100
5.750%, 08/01/27 (A) (C)	3,000	3,044
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Callable 07/01/13 @ 100
5.250%, 07/01/22	4,725	4,781
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO
5.250%, 07/01/15	2,200	2,393
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.250%, 07/01/16 (B)	1,235	1,494
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Callable 07/01/12 @ 100
5.000%, 07/01/30 (A)	1,500	1,537
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/23	6,500	7,159
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 02/01/14 @ 100
6.125%, 08/01/29	1,500	1,561
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser C, RB Callable 08/01/20 @ 100
6.500%, 08/01/35	3,500	3,860

		50,616

Rhode Island — 0.0%
Rhode Island State, Housing & Mortgage Finance Authority, Homeownership Opportunity Project, Ser 25-A, RB Callable 10/03/11 @ 100
4.950%, 10/01/16	425	425

South Carolina — 0.6%
Charleston County, Educational Excellence Finance Authority, Charleston School District Project, RB Callable 12/01/14 @ 100
5.000%, 12/01/16	3,000	3,388
Piedmont, Municipal Power Agency, Ser A, RB, FGIC
6.500%, 01/01/16	800	958

SEI Tax Exempt Trust / Annual Report / August 31, 2011	39

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Piedmont, Municipal Power Agency, Ser A, RB, FGIC
6.500%, 01/01/16 (E)	$1,020	$1,263
South Carolina State, Jobs-Economic Development Authority, Bon Secours Health Project, Ser A, RB Pre-Refunded @ 100
5.625%, 11/15/12 (B)	295	313

		5,922

Tennessee — 0.8%
Memphis, Electric Systems Revenue Authority, Sub-Ser 2010, RB
5.000%, 12/01/17	1,730	2,078
Memphis-Shelby County, Airport Authority, Ser 2002, RB
5.050%, 09/01/12	1,500	1,554
Memphis-Shelby County, Airport Authority, Ser D, RB Callable 07/01/21 @ 100
5.000%, 07/01/24	1,890	2,047
Nashville & Davidson County, Metropolitan Government, Cable Converter Project, RB, NATL-RE FGIC
7.700%, 01/01/12	1,395	1,425

		7,104

Texas — 6.8%
Aldine, Independent School District, School Building Project, GO Callable 02/15/18 @ 100
5.000%, 02/15/22	3,805	4,365
Central Texas, Regional Mobility Authority, Ser Senior Lien, RB Callable 01/01/21 @ 100
5.750%, 01/01/31	1,500	1,464
Conroe, Independent School District, GO Callable 02/15/20 @ 100
5.000%, 02/15/26	2,085	2,357
Corpus Christi, Utility Systems Authority, Refinance & Improvement Project, RB, AGM Callable 07/15/16 @ 100
4.500%, 07/15/23	2,000	2,129
Dallas, Area Rapid Transit Authority, Senior Lien, RB, AMBAC Callable 12/01/16 @ 100
4.500%, 12/01/24	1,520	1,621
Dallas, Convention Center Hotel Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	3,495	3,844
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser A, RB Callable 11/01/16 @ 100
5.000%, 11/01/23	300	319

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Fort Worth, Independent School District, GO
5.000%, 02/15/15	$2,000	$2,301
Gulf Coast, Waste Disposal Authority, BP Products of North America, RB
2.300%, 01/01/26 (A)	420	427
2.300%, 01/01/42 (A)	820	835
Houston, Community College, Northline Mall Campus Project, RB, AMBAC Callable 04/15/17 @ 100
4.500%, 04/15/24	1,000	1,043
Houston, Hotel Occupancy Tax & Special Revenue, Convention & Entertainment Project, Ser B, RB, AMBAC
7.400%, 09/01/15 (D)	5,500	4,863
Houston, Utility Systems Authority, First Lien, Ser A, RB, AGM
5.250%, 11/15/17	1,775	2,153
Lower Colorado, River Authority, Transmission Services Project, RB Callable 05/15/18 @ 100
5.000%, 05/15/21	2,000	2,243
North East, Independent School District, School Building Project, Ser A, GO Callable 08/01/17 @ 100
5.000%, 08/01/21	2,000	2,337
5.000%, 08/01/23	5,000	5,664
North East, Independent School District, School Building Project, Ser A, GO
5.000%, 08/01/16	2,000	2,377
North Texas, Thruway Authority, First Tier, Ser A, RB Callable 01/01/18 @ 100
6.000%, 01/01/24	245	274
North Texas, Thruway Authority, First Tier, Ser E-3, RB
5.750%, 01/01/38 (A)	3,085	3,519
Pasadena, Independent School District, School Building Project, GO
5.000%, 02/15/16	1,000	1,175
San Antonio, Airport Systems Authority, AMT, RB, AGM
6.000%, 07/01/12	1,640	1,709
San Antonio, Airport Systems Authority, AMT, RB, AGM
6.000%, 07/01/12 (E)	405	423
San Antonio, Electric & Gas Authority, Ser A, RB
5.000%, 02/01/14	15	17
Texas A&M University, RB Callable 07/01/13 @ 100
5.250%, 07/01/16	2,250	2,448
Texas State, College Student Loan Program, Ser B, AMT, GO
5.000%, 08/01/18	3,135	3,679

40	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas State, Municipal Power Agency, RB, NATL
4.079%, 09/01/16 (D) (E)	$25	$24
Texas State, Private Activity Bond Surface Transportation, Ser Senior Lien, RB Callable 06/30/20 @ 100
7.500%, 06/30/33	1,750	1,902
Texas State, Private Activity Bond Surface Transportation, Ser Senior Lien, RB Callable 12/31/19 @ 100
7.500%, 12/31/31	2,220	2,425
Texas State, Transportation Commission Authority, First Tier, Ser A, RB Callable 04/01/16 @ 100
5.000%, 04/01/17	3,000	3,516
Texas State, Transportation Commission Authority, Mobility Fund, Ser A, GO Callable 04/01/17 @ 100
5.000%, 04/01/22	1,600	1,821

		63,274

Utah — 0.3%
Utah State, Intermountain Power Agency, Sub-Ser A, RB, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/19	2,500	2,849

Vermont — 0.0%
Vermont State, Housing Finance Agency, Single-Family Housing Project, Ser 23, AMT, RB, AGM Callable 11/01/14 @ 100
5.000%, 05/01/34	470	474

Virginia — 1.6%
Chesterfield County, Economic Development Authority, Virginia Electric & Power Project, Ser A, RB Callable 05/01/19 @ 100
5.000%, 05/01/23	975	1,066
Fairfax County, Ser A, GO
5.000%, 04/01/18	1,630	1,984
University of Virginia, Ser B, RB Callable 06/01/13 @ 100
5.000%, 06/01/20	1,500	1,583
5.000%, 06/01/21	1,500	1,578
Virginia State, College Building Authority, 21st Century College & Equipment Programs Project, Ser A, RB Callable 02/01/21 @ 100
5.000%, 02/01/22	2,000	2,398
Virginia State, Housing Development Authority, Sub-Ser A-3, AMT, RB
4.400%, 01/01/14	1,950	2,007
4.300%, 07/01/13	1,875	1,924

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Virginia State, Ser B, GO Callable 06/01/18 @ 100
5.000%, 06/01/22	$2,000	$2,334

		14,874

Washington — 2.6%
FYI Properties, Washington State Disposal Project, RB
5.000%, 06/01/15	4,015	4,528
Port of Seattle, Ser C, AMT, RB
5.000%, 02/01/20	2,000	2,207
Port of Seattle, AMT, GO Callable 06/01/21 @ 100
5.250%, 12/01/21	1,000	1,157
Seattle, Municipal Light & Power Improvement Project, Ser A, RB Callable 02/01/21 @ 100
5.000%, 02/01/22	2,685	3,192
Washington State, Northwest Energy & Electric Authority, Columbia Generating Station, Ser A, RB
5.500%, 07/01/15	2,000	2,363
5.000%, 07/01/20	5,000	6,054
Washington State, Northwest Energy & Electric Authority, Project No. 1, Ser A, RB
5.000%, 07/01/14	2,120	2,389
Washington State, Northwest Energy & Electric Authority, Project No. 1, Ser C, RB
5.000%, 07/01/15	2,250	2,616

		24,506

Wyoming — 0.2%
Wyoming State, Community Development Housing Authority, Ser 6, AMT, RB
5.500%, 12/01/17	1,550	1,629

Total Municipal Bonds (Cost $862,525) ($ Thousands)		916,345

TAX EXEMPT CORPORATE BOND — 0.7%

California — 0.7%
San Manuel Entertainment Callable 12/01/13 @ 102
4.500%, 12/01/16	6,000	6,030

Total Tax Exempt Corporate Bond (Cost $5,956) ($ Thousands)		6,030

SEI Tax Exempt Trust / Annual Report / August 31, 2011	41

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Concluded)

August 31, 2011

Description	Shares	Value ($ Thousands)

CASH EQUIVALENT — 0.0%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.050%† (F)	335,822	$336

Total Cash Equivalent (Cost $336) ($ Thousands)		336

Total Investments — 99.0% (Cost $868,817) ($ Thousands)		$922,711

Percentages are based on Net Assets of $932,396 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2011. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Each security holds a letter of credit issued by a major bank.

(D)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(E)	Security is escrowed to maturity.

(F)	Rate shown is the 7-day effective yield as of August 31, 2011.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GAN — Grant Anticipation Note

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RAN — Revenue Anticipation Note

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$916,345	$—	$916,345
Tax Exempt Corporate Bond	—	6,030	—	6,030
Cash Equivalent	336	—	—	336

Total Investments in Securities	$336	$922,375	$—	$922,711

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

42	SEI Tax Exempt Trust / Annual Report / August 31, 2011

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 103.7%

Arizona — 1.0%
Pima County, Unified School District No. 6 Marana, GO, AGM
5.000%, 07/01/13	$2,150	$2,296
University of Arizona, Ser B, COP, AMBAC Callable 06/01/12 @ 100
5.125%, 06/01/16	3,725	3,837

		6,133

Arkansas — 0.1%
Fort Smith, Ser 2008, RB
3.875%, 09/01/13	350	370

California — 14.3%
California State, Health Facilities Financing Authority, Catholic Health Care West Project, Ser C, RB
5.000%, 07/01/37 (A)	2,800	2,885
California State, Municipal Finance Authority, Republic Services Project, RB
1.100%, 09/01/21 (A)	3,600	3,600
College of the Sequoias, Tulare Area Improvement District No. 3, GO
3.000%, 09/01/13	3,945	4,099
1.696%, 09/01/13 (B)	1,000	973
Fontana, Unified School District, BAN
4.000%, 12/01/12	5,300	5,460
3.875%, 12/01/12 (B)	3,000	2,971
Gilroy, Unified School District, BAN
3.400%, 04/01/13 (B)	2,000	1,942
Gilroy, Unified School District, GO
5.000%, 04/01/13	3,965	4,229
5.000%, 04/01/13 (C)	400	430

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Golden Empire Schools, Financing Authority, Kern High School District Project, RB
4.000%, 05/01/12	$4,100	$4,191
Imperial Community College District, GO
4.030%, 08/01/14 (B)	7,345	6,675
Irvine, Unified School District No. 86-1, Community Facilities, SAB, AGM
3.000%, 09/01/11	3,070	3,070
JP Morgan Chase Putters/Drivers, Ser 3584, RB
0.260%, 06/01/17 (A)	2,400	2,400
Kern County, Capital Improvement Projects, Ser A, COP
5.000%, 11/01/12	1,130	1,171
5.000%, 11/01/13	1,605	1,701
Long Beach Community College District, Ser A, GO
9.850%, 01/15/13	20,000	22,475
Moreland, School District, Ser A, GO
3.289%, 07/01/16 (B)	8,500	7,438
Orland, Unified School District, BAN
3.000%, 04/01/12	3,330	3,363
2.550%, 04/01/12 (B)	840	831
San Luis Obispo County, Cuesta Community College, Ser A, COP Callable 10/03/11 @ 100
3.125%, 11/01/12	5,600	5,609
San Ramon Valley, Unified School District, Ser A, GO, NATL-RE FGIC
1.158%, 07/01/12 (B)	2,445	2,423

		87,936

Colorado — 3.7%
Colorado State, Educational & Cultural Facilities Authority, National Jewish Federation Bond Program, RB Callable 10/01/11 @ 100
0.140%, 03/01/39 (A) (D)	1,100	1,100
Colorado State, Educational & Cultural Facilities Authority, National Jewish Federation Bond Program, RB Callable 10/03/11 @ 100
0.180%, 02/01/35 (A) (D)	1,000	1,000
Colorado State, Educational & Cultural Facilities Authority, National Jewish Federation Bond Program, Ser A-8, RB Callable 10/03/11 @ 100
0.180%, 09/01/35 (A) (D)	1,940	1,940
Colorado State, Educational & Cultural Facilities Authority, RB Callable 10/03/11 @ 100
0.140%, 07/01/29 (A) (D)	500	500

SEI Tax Exempt Trust / Annual Report / August 31, 2011	43

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Colorado State, Educational & Cultural Facilities Authority, Ser A-4, RB Callable 10/03/11 @ 100
0.180%, 02/01/34 (A) (D)	$3,600	$3,600
Colorado State, Health Facilities Authority, Catholic Health Initiatives Project, Ser B, RB
5.000%, 07/01/39 (A)	10,075	10,607
Colorado State, Health Facilities Authority, Catholic Health Initiatives Project, Ser C-8, RB
4.100%, 09/01/36 (A)	2,815	2,834
Grand Elk Ranch, General Improvement District, GO Pre-Refunded @ 100
7.000%, 12/01/12 (E)	1,000	1,080

		22,661

Connecticut — 0.4%
Connecticut State, Health & Educational Facilities Authority, RB
3.000%, 07/01/13	1,090	1,130
1.000%, 07/01/12	1,470	1,474

		2,604

Florida — 3.8%
Duval County, School Board, COP, AGM
5.000%, 07/01/12	1,000	1,032
Florida State, Rural Utilities Financing Commission, Public Construction Project, RB Callable 10/03/11 @ 100
4.000%, 11/01/11	2,720	2,722
Highlands County, Health Facilities Authority, Adventist Health Project, Ser G, RB
5.000%, 11/15/12 (C)	35	37
Highlands County, Health Facilities Authority, Adventist Health Project, Ser G, RB
5.000%, 11/15/12	1,080	1,133
Lakeland, Electric and Water Refunding, Ser A, RB, NATL
1.270%, 10/01/12 (B)	2,020	2,003
Lucie County, School Board, Master Lease Program, Ser A, COP
3.500%, 07/01/14	2,000	2,089
Manatee County, RB
3.000%, 04/01/13	1,000	1,032
Miami-Dade County, Capital Asset Acquisition, Ser E, RB
4.250%, 04/01/14	1,455	1,540

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Orange County, Health Facilities Authority, RB Pre-Refunded @ 101
5.625%, 11/15/12 (E)	$5,000	$5,356
5.250%, 11/15/12 (E)	1,000	1,065
Osceola County, GO, AGM
4.000%, 10/01/14	1,090	1,187
South Broward, Hospital District, Ser A, RB, NATL
5.250%, 05/01/12	3,955	4,072

		23,268

Georgia — 0.6%
Atlanta, Ser A, RB
5.000%, 01/01/15	1,000	1,116
Cobb County, Development Authority, Waste Management Project, Ser A, RB
1.400%, 04/01/33 (A)	1,000	1,000
Fulton County, Development Authority, Ser B, RB
5.000%, 03/15/16	1,210	1,317
Georgia State, Municipal Electric Authority, Ser A, RB, AGM
5.500%, 01/01/12	500	508

		3,941

Illinois — 4.7%
Chicago, Ser 2002, RB Callable 09/02/11 @ 100
0.100%, 01/01/34 (A)	200	200
Chicago, Wastewater Transmission Project, Ser A, RB
3.500%, 01/01/12	1,305	1,317
DuPage County, Water Commission, Ser 2003, RB, AMBAC
5.250%, 05/01/13	11,395	12,144
Illinois State, Finance Authority, Art Institute of Chicago, RB Pre-Refunded @ 100
4.100%, 03/01/34 (A) (E)	4,500	4,756
Illinois State, Finance Authority, Waste Management Project, RB
1.450%, 04/01/13 (A)	1,750	1,750
Madison-Macoupin Counties, Community College District No.
536, GO, AMBAC
5.750%, 11/01/12	1,040	1,094
McHenry & Kane Counties, Community Consolidated School District No. 158, GO, NATL
3.038%, 01/01/14 (B)	4,910	4,620

44	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Rock Island-Mercer Counties, Community College District No. 503, Black Hawk College Project, Ser A, GO, AMBAC
4.000%, 12/01/11	$1,000	$1,007
Winnebago County, School District No. 122, Harlem-Loves Park, GO, NATL-RE FGIC
6.550%, 06/01/12	2,000	2,074

		28,962

Indiana — 3.2%
Indiana State, Finance Authority, Republic Services Project, Ser B, RB
1.000%, 05/01/28 (A)	8,500	8,500
Indiana State, Health Facility Financing Authority, Ascension Health Credit Project, Ser A5, RB
5.000%, 11/01/27 (A)	1,000	1,078
IPS, Multi-School Building, First Mortgage, Ser B, RB
4.000%, 07/15/13	1,800	1,908
JP Morgan Chase Putters/Drivers, Ser 3888, RB
0.180%, 02/01/19 (A)	3,750	3,750
St. Joseph County, Economic Development Authority, RB
4.000%, 12/30/11	1,125	1,134
4.000%, 06/30/12	1,135	1,158
St. Joseph County, Redevelopment District, TA
3.000%, 01/15/14	1,990	2,040

		19,568

Iowa — 0.8%
Iowa State, Finance Authority, Genesis Health Systems Project, RB
4.000%, 07/01/12	1,000	1,025
Iowa State, Finance Authority, Iowa Health Systems Project, Ser F, RB
5.000%, 08/15/39 (A)	2,500	2,590
Waterloo, Community School District, Ser A, RB
4.000%, 07/01/12	1,350	1,381

		4,996

Kansas — 0.9%
Burlington County, Pollution Control Authority, RB
0.550%, 09/26/11	3,000	3,000
Kansas State, Development Finance Authority, Sisters of Charity of Leavenworth Health System Project, Ser A, RB
2.500%, 01/01/13	1,265	1,288

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Wichita, Hospital Revenue Authority, Christi Health Systems Project, RB
4.000%, 11/15/12	$1,000	$1,035

		5,323

Kentucky — 2.0%
Kentucky State, Bond Corporation, Ser C, RB
2.000%, 02/01/12	1,075	1,080
Kentucky State, Economic Development Finance Authority, Baptist Health Care System Project, Ser A, RB
5.000%, 08/15/12	1,000	1,039
Kentucky State, Economic Development Finance Authority, Republic Services Project, Ser B, RB Callable 12/01/11 @ 100
1.000%, 04/01/31 (A)	10,200	10,200

		12,319

Louisiana — 0.9%
England, Sub-District No. 1, RB, NATL-RE FGIC
5.000%, 08/15/12	1,120	1,163
Jefferson Parish, School Board, RB
2.000%, 03/01/14	1,000	1,019
Louisiana State, Offshore Terminal Authority, Loop Project, RB
1.600%, 10/01/37 (A)	3,000	3,009

		5,191

Maine — 0.4%
Maine State, Health & Higher Educational Facilities Authority, Ser B, RB
3.000%, 07/01/12	2,620	2,659

Maryland — 1.2%
Maryland State, Economic Development, University of Maryland, College Park Project, RB
5.000%, 07/01/12	3,940	4,066
5.000%, 07/01/13	2,015	2,134
Maryland State, Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center Project, RB
3.000%, 07/01/13	1,000	1,023

		7,223

Massachusetts — 4.9%
Brockton Area, Transit Authority, RB
1.500%, 08/03/12	2,800	2,811
Massachusetts State, Educational Financing Authority, Ser A, RB
2.250%, 01/01/13	910	915

SEI Tax Exempt Trust / Annual Report / August 31, 2011	45

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Health & Educational Facilities Authority, Northeastern University Project, Ser T-3, RB
2.700%, 10/01/37 (A)	$7,500	$7,831
Montachusett, Regional Transit Authority, RB
1.500%, 08/10/12	9,500	9,562
New Bedford, TRAN
1.500%, 06/29/12	9,000	9,025

		30,144

Michigan — 6.4%
Lakewood, Public Schools, Putters, Ser 2624Z, GO, AGM
0.100%, 05/01/15 (A)	2,515	2,515
L’Anse Creuse, Public Schools, School Building & Site Project, GO Callable 10/03/11 @ 100
0.100%, 05/01/35 (A)	1,320	1,320
Michigan State, Hospital Finance Authority, RB
1.500%, 11/15/47 (A)	2,000	2,018
Michigan State, Hospital Finance Authority, Ser Senior CR, RB
1.350%, 11/15/47 (A)	18,000	18,070
Michigan State, Housing Development Authority, Ser A, RB
3.600%, 12/01/12	1,100	1,118
Michigan State, Municipal Bond Authority, Local Government Loan Program, Ser C, RB
5.000%, 05/01/12	1,440	1,472
Michigan State, Public Power Agency, Combustion Turbine No. 1 Project, Ser A, RB, AGM
5.000%, 01/01/13	1,155	1,210
5.000%, 01/01/14	1,210	1,309
3.000%, 01/01/12	1,380	1,387
Michigan State, Strategic Fund, Detroit Education Project, RB
3.050%, 08/01/24 (A)	5,000	5,065
Southfield Public Schools, Ser B, GO
5.000%, 05/01/13	250	267
Wayne County, Airport Authority, Ser D, RB
3.000%, 12/01/13	1,665	1,706
2.000%, 12/01/12	1,555	1,575

		39,032

Minnesota — 1.6%
Minnesota State, Municipal Power Agency, Ser B, RB Callable 04/01/12 @ 100
4.000%, 10/01/13	5,000	5,087

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Minnesota State, Public Facilities Authority, Ser C, RB
5.000%, 03/01/14	$4,250	$4,741

		9,828

Missouri — 1.9%
Greene County, Wilson Creek Project, GO Callable 10/03/11 @ 100
2.500%, 08/01/12	1,250	1,251
Kansas City, Industrial Development Authority, Century Avenue Association Project, AMT, RB
0.981%, 12/01/11 (A) (D)	4,900	4,900
Kansas City, Industrial Development Authority, Downtown Redevelopment District Project, Ser A, RB
3.000%, 09/01/14	1,200	1,251
Kansas City, Industrial Development Authority, NNSA National Security Project, RB
4.000%, 09/01/13	1,150	1,161
Missouri State, Health & Educational Facilities Authority, Drury University Project, RB Callable 09/02/11 @ 100
0.170%, 08/15/24 (A) (D)	2,380	2,380
0.100%, 08/15/28 (A) (D)	910	910

		11,853

Montana — 0.5%
Montana State, Facility Finance Authority, Ser B, RB
5.000%, 01/01/13	3,035	3,190

Nevada — 0.8%
Clark County, Airport Revenue Authority, RB
0.500%, 01/01/36 (A)	5,100	5,100

New Jersey — 17.7%
Bayonne, GO
3.000%, 07/01/13	855	877
Borough of Beach Haven, TRAN
1.750%, 05/17/12	2,700	2,706
Borough of Bound Brook, TRAN
1.500%, 06/08/12	4,950	4,963
Borough of Demarest, TRAN
1.500%, 02/17/12	3,208	3,220
Borough of Freehold, TRAN
1.250%, 12/21/11	3,254	3,258
Borough of Palmyra, Ser A, TRAN
1.500%, 06/06/12	6,756	6,776
Borough of South Plainfield, TRAN
1.750%, 02/24/12	1,170	1,174

46	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Borough of Spring Lake, TRAN
2.000%, 04/13/12	$2,488	$2,511
Burlington, TRAN
2.000%, 06/21/12	5,036	5,067
Camden County, Improvement Authority, Ser A, RB
4.000%, 09/01/13	475	500
Camden County, Improvement Authority, Ser B, RB
4.000%, 07/01/13	1,315	1,372
3.000%, 07/01/12	1,300	1,319
Camden, BAN
2.000%, 10/13/11	1,000	1,000
Camden, TRAN
2.250%, 09/30/11	1,290	1,291
Cinnaminson Township, TRAN
1.500%, 05/24/12	3,415	3,421
Delran Township, TRAN
1.250%, 11/14/11	2,073	2,075
Ewing Township, TRAN
2.200%, 11/04/11	1,683	1,684
Howell Township, TRAN
2.000%, 02/21/12	14,000	14,026
Kearny, Board of Education, GAN
1.500%, 10/13/11	9,250	9,258
Long Branch, TRAN
2.250%, 02/17/12	4,117	4,142
Lyndhurst Township, TRAN
2.750%, 02/17/12	13,150	13,223
New Jersey State, Educational Facilities Authority, Seton Hall University Project, RB
5.000%, 07/01/13	925	990
5.000%, 07/01/14	1,460	1,608
New Jersey State, Health Care Facilities Financing Authority, Atlantic City Medical Center Project, RB
6.000%, 07/01/12	350	364
New Jersey State, Health Care Facilities Financing Authority, Robert Wood Johnson University Hospital Project, RB
3.000%, 07/01/13	800	821
New Jersey State, Higher Education Assistance Authority, Ser 1A, RB
2.500%, 12/01/12	2,000	2,024
New Jersey State, Higher Education Assistance Authority, Ser 2, RB
5.000%, 12/01/12	3,500	3,646
New Jersey State, Sports & Exposition Authority, Ser B, RB
5.000%, 09/01/13	1,000	1,079
New Jersey State, Transportation Trust Fund Authority, Ser C, RB, FSA
5.750%, 12/15/12	5,000	5,318

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Newark, GO
3.000%, 10/01/12	$1,690	$1,716
Newark, Ser A, GO
3.000%, 10/01/12 (C)	1,310	1,349
Trenton, GO
3.000%, 03/15/13	2,750	2,839
Upper Deerfield Township, BAN
1.500%, 12/02/11	3,000	3,004

		108,621

New York — 16.5%
Ausable Valley, Central School District, GO
1.750%, 06/08/12	5,000	5,036
Bainbridge-Guilford, Central School District, TRAN Callable 11/15/11 @ 100
1.300%, 06/15/12	3,983	3,984
Binghamton, TRAN
2.000%, 02/03/12	15,000	15,074
Cattaraugus, Allegany, Erie and Wyoming Counties, Board of Cooperative Education Services, RB
1.750%, 12/29/11	5,000	5,011
Jordan-Elbridge, Central School District, TRAN Callable 12/15/11 @ 100
1.300%, 06/22/12	1,230	1,230
JP Morgan Chase Putters/Drivers, Ser 3928, RB
0.100%, 09/15/12 (A)	2,900	2,900
Nassau County, Sewer & Storm Water Finance Authority, Ser A, RB
5.000%, 11/01/11	2,070	2,084
New York City, Housing Development Authority, Ser D-1-A, RB
2.050%, 05/01/13	6,100	6,097
New York City, Trust for Cultural Resources, Juilliard School Project, Ser B, RB
2.750%, 01/01/36 (A)	5,500	5,613
New York State, Dormitory Authority, Ser A, RB
5.000%, 07/01/13	2,205	2,356
New York State, Dormitory Authority, Ser B, RB
6.000%, 07/01/14	490	531
New York State, Dormitory Authority, Ser B, RB Callable 05/15/12 @ 100
5.250%, 11/15/23 (A)	9,570	9,881
New York State, Dormitory Authority, Ser B, RB, AMBAC Callable 05/15/12 @ 100
5.250%, 11/15/26 (A)	1,510	1,559

SEI Tax Exempt Trust / Annual Report / August 31, 2011	47

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Concluded)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Dormitory Authority, Ser B, RB, NATL-RE FGIC Callable 05/15/12 @ 100
5.250%, 11/15/29 (A)	$370	$382
New York State, Environmental Facilities, Riverbank Street Park Project, RB, AMBAC
6.250%, 04/01/12	1,015	1,049
New York State, Local Government Services, Ser E, RB
6.000%, 04/01/14	3,110	3,376
Oneida County, TRAN
1.750%, 05/10/12	3,240	3,250
Town of Ramapo, Ser A, TRAN
2.000%, 06/01/12	6,750	6,795
Triborough Bridge & Tunnel Authority, Ser Y, RB
6.000%, 01/01/12 (C)	470	479
Village of Arcade, BAN
1.750%, 08/23/12	3,181	3,188
Village of Ellenville, Ser A, TRAN
1.400%, 08/10/12	10,500	10,510
Village of Vernon, TRAN Callable 09/23/11 @ 100
1.650%, 12/15/11	5,238	5,244
West Canada Valley, Central School District, TRAN Callable 12/15/11 @ 100
1.300%, 06/22/12	5,920	5,921

		101,550

North Dakota — 0.4%
Mercer County, Antelope Valley Station Project, RB, AMBAC
7.200%, 06/30/13	2,215	2,330

Ohio — 3.9%
Ohio State, American Municipal Power, BAN
1.500%, 10/27/11	9,754	9,761
Ohio State, American Municipal Power, RB
1.750%, 07/13/12	950	954
1.250%, 08/09/12	1,425	1,427
Ohio State, Republic Services Project, RB Callable 12/01/11 @ 100
1.000%, 11/01/35 (A)	11,500	11,500

		23,642

Oklahoma — 2.9%
Cherokee County, Economic Development Authority, Ser A, RB, AMBAC
6.850%, 09/01/11 (C)	5,000	5,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Oklahoma County, Finance Authority, RB
3.500%, 03/01/12	$1,205	$1,222
Oklahoma State, Development Finance Authority, Integris Baptist Medical Center Project, Ser B, RB
5.000%, 08/15/12	1,000	1,039
Tulsa County, Independent School District No. 1, Ser B, GO
1.000%, 11/01/13	5,350	5,354
Tulsa County, Industrial Authority, Jenks Public Schools Project, RB
5.000%, 09/01/11	3,145	3,145
Tulsa County, Industrial Authority, RB
4.000%, 09/01/14	1,000	1,084
3.000%, 09/01/13	1,000	1,039

		17,883

Oregon — 0.2%
Oregon Health Sciences University, Ser A, RB, NATL
2.050%, 07/01/12 (B)	1,315	1,294

Pennsylvania — 1.8%
Montgomery County, Industrial Development Authority, Retirement Communities Project, Ser B, RB
5.000%, 11/15/11	1,000	1,006
Pennsylvania State, Public School Building Authority, Community College of Philadelphia Project, RB
5.500%, 06/15/13	1,345	1,449
Philadelphia, Authority for Industrial Development, American College of Physicians Project, RB
4.000%, 06/15/15	1,370	1,464
3.000%, 06/15/13	865	887
3.000%, 06/15/14	1,255	1,294
Pittsburgh & Allegheny County, Sports & Exhibition Authority, RB, AGM
4.000%, 02/01/14	3,050	3,192
Sayre, Health Care Facilities Authority, Guthrie Health Project, Ser A, RB Pre-Refunded @ 101
5.875%, 12/01/11 (E)	1,700	1,740

		11,032

Puerto Rico — 0.3%
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser 11758, RB Callable 08/01/19 @ 100
0.210%, 12/01/47 (A)	2,100	2,100

48	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

South Carolina — 2.0%
Grand Strand, Water & Sewer Authority, RB, NATL
6.375%, 06/01/12	$1,030	$1,067
Greenville County, School District, Building Equity Sooner Tomorrow Project, RB Callable 12/01/12 @ 101
5.500%, 12/01/14	3,500	3,747
Jasper County, School District, RB Callable 10/03/11 @ 100
2.500%, 02/10/12	5,000	5,005
Scago, Educational Facilities Corporation, Spartanburg County School District No. 5 Project, RB, AGM
4.500%, 04/01/13	2,000	2,125

		11,944

South Dakota — 1.3%
Heartland Consumers Power District, RB, AGM
6.000%, 01/01/12	400	407
Heartland Consumers Power District, RB, AGM
6.000%, 01/01/12 (C)	395	402
Sioux Falls, Dow Rummel Village Project, Ser A, RB Pre-Refunded @ 100
6.750%, 11/15/12 (E)	4,720	5,045
South Dakota State, Health & Educational Facilities Authority, Regional Health Project, RB
5.000%, 09/01/13	1,000	1,074
5.000%, 09/01/14	1,000	1,102

		8,030

Texas — 1.4%
Dallas-Fort Worth, International Airport Facilities Improvement, Ser A, RB
4.000%, 11/01/12	2,000	2,078
Harris County, Cultural Education Facilities Finance Authority, Methodist Hospital Systems Project, RB
5.000%, 06/01/12	2,000	2,062
Harris County, Cultural Education Facilities Finance Authority, Methodist Hospital Systems Project, Ser B-1, RB Callable 06/01/12 @ 100
5.000%, 12/01/28 (A)	2,850	2,940
Texas State, Highway Improvement Project, Ser B, GO
5.000%, 04/01/13	1,500	1,610

		8,690

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Washington — 1.2%
Washington State, Economic Development Finance Authority, Waste Management Project, RB
1.750%, 06/01/20 (A)	$7,500	$7,502

Total Municipal Bonds (Cost $633,898) ($ Thousands)		636,919

CASH EQUIVALENT — 0.0%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.050%† (F)	9,871	10

Total Cash Equivalent (Cost $10) ($ Thousands)		10

Total Investments — 103.7% (Cost $633,908) ($ Thousands)		$636,929

Percentages are based on Net Assets of $614,293 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2011. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(C)	Security is escrowed to maturity.

(D)	Each security holds a letter of credit issued by a major bank.

(E)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(F)	Rate shown is the 7-day effective yield as of August 31, 2011.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

BAN — Bond Anticipation Note

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

FSA — Financial Security Assistance

GAN — Grant Anticipation Note

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

TRAN — Tax and Revenue Anticipation Note

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$636,919	$—	$636,919
Cash Equivalent	10	—	—	10

Total Investments in Securities	$10	$636,919	$—	$636,929

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	49

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 96.3%

California — 94.5%
ABAG, Finance Authority for Nonprofit, Casa de las Campanas Project, RB Callable 09/01/20 @ 100
5.250%, 09/01/24	$3,060	$3,205
Antelope Valley, Community College District, Election 2004, Ser C, GO, NATL Callable 08/01/17 @ 100
5.000%, 08/01/24	1,000	1,082
California State University, Ser A, RB Callable 05/01/19 @ 100
5.250%, 11/01/21	2,000	2,282
California State University, Ser A, RB
5.000%, 11/01/17	2,000	2,336
California State University, Ser A, RB, AGM
5.000%, 11/01/16	1,235	1,435
California State, Communities Development Authority, Health Facilities-Adventist Health Project, Ser A, RB
5.000%, 03/01/15	1,385	1,524
California State, Communities Development Authority, Huntington Memorial Hospital Project, RB
5.000%, 07/01/15	2,860	3,193
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	2,000	2,322
California State, Communities Development Authority, LA Jewish Home Project, RB Callable 10/03/11 @ 100
4.500%, 11/15/13	2,475	2,481

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Communities Development Authority, Redlands Community Hospital Project, Ser A, RB, Radian
5.000%, 04/01/14	$1,000	$1,042
California State, Department of Water Resources, Central Valley Project, Ser Y, RB, FGIC Pre-Refunded @ 100
5.250%, 06/01/13 (A)	30	33
California State, Department of Water Resources, Ser H, RB
Callable 05/01/18 @ 100
5.000%, 05/01/22	3,000	3,379
California State, Department of Water Resources, Ser L, RB
5.000%, 05/01/16	1,000	1,175
California State, Department of Water Resources, Ser M, RB
5.000%, 05/01/16	1,600	1,880
California State, Eastern Municipal Water District, Ser A, RB
5.000%, 07/01/18	700	846
California State, Educational Facilities Authority, Santa Clara University Project, RB, AMBAC
5.250%, 09/01/19	1,250	1,475
California State, GO Callable 03/01/20 @ 100
5.000%, 03/01/22	1,000	1,130
California State, GO Callable 03/01/16 @ 100
5.000%, 03/01/20	5,000	5,476
California State, GO
5.250%, 02/01/18	2,000	2,370
5.000%, 10/01/16	2,000	2,345
5.000%, 11/01/16	4,350	5,107
California State, GO Callable 11/01/20 @ 100
5.000%, 11/01/24	1,650	1,809
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center Project, RB
5.000%, 11/15/14	1,000	1,109
California State, Health Facilities Financing Authority, Episcopal Home Project, Ser B, RB
5.100%, 02/01/19	1,310	1,385
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 08/15/18 @ 100
5.250%, 08/15/22	3,600	3,916

50	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Municipal Finance Authority, Pilgrim Claremont Project, Ser A, RB Callable 05/15/19 @ 100
5.500%, 05/15/21	$1,295	$1,318
California State, Municipal Finance Authority, Pilgrim Claremont Project, Ser A, RB
5.000%, 05/15/19	1,500	1,557
California State, Public Works Board, Department of General Services Project, Ser A, RB, AGM Callable 04/01/16 @ 100
5.000%, 04/01/17	1,560	1,780
California State, Ser A, GO
5.000%, 07/01/16	2,775	3,270
5.000%, 07/01/18	1,175	1,394
California State, Various Purposes, GO Callable 10/01/19 @ 100
5.250%, 10/01/22	5,000	5,667
California State, Various Purposes, GO
5.000%, 03/01/15	7,000	7,957
California State, Various Purposes, GO, AGM
5.000%, 09/01/16	2,000	2,355
Corona-Norca, Unified School District, Ser B, GO, AGM
5.600%, 09/01/13 (B)	1,000	968
Fresno, Joint Powers Financing Authority, TA, AMBAC Callable 10/03/11 @ 101
5.500%, 08/01/15	1,445	1,462
Golden West Schools, Financing Authority, Placentia-Yorba Linda University Project, RB, AMBAC
5.500%, 08/01/21	1,500	1,770
Imperial, District Irrigation & Electric Authority, RB
5.000%, 11/01/15	1,000	1,158
Imperial, District Irrigation & Electric Authority, Ser A, RB
5.000%, 11/01/19	1,020	1,198
Long Beach, Ser B, RB
5.000%, 05/15/20	2,000	2,376
Long Beach, Unified School District, Ser A, GO Callable 08/01/19 @ 100
5.250%, 08/01/21	2,000	2,392
Los Angeles County, Metropolitan Transportation Authority, Ser D, RB
5.000%, 07/01/18	1,500	1,790
Los Angeles, Community College District, Ser A, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/20	1,500	1,644

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser C, RB
5.000%, 05/15/17	$1,200	$1,398
M-S-R Public Power Agency, Ser K, RB, NATL
5.000%, 07/01/13	2,600	2,781
North Orange County, Community College District, Election 2002, Ser B, GO, FGIC Pre-Refunded @ 100
5.000%, 08/01/14 (A)	1,250	1,411
Palo Alto, Unified School District, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/16	1,195	1,386
Rancho Mirage, Joint Power Authority, Eisenhower Medical Center Project, Ser A, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	1,000	1,020
Rancho, Water District Financing Authority, Ser A, RB, AGM Callable 08/01/18 @ 100
5.000%, 08/01/21	1,385	1,526
Redwood City, Elementary School District, GO, NATL-RE FGIC
5.000%, 08/01/15	2,275	2,534
Riverside, Community College District, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/18	1,700	1,891
San Diego, Public Facilities Financing Authority, Ser B, RB Callable 05/15/19 @ 100
5.000%, 05/15/22	3,660	4,122
5.000%, 05/15/24	1,000	1,102
San Diego, Redevelopment Agency, Centre City Redevelopment Project, Ser A, TA, XLCA
5.000%, 09/01/13	1,300	1,357
San Francisco City & County, General Hospital Improvement Project, Ser A, GO
5.000%, 06/15/17	3,000	3,512
San Francisco City & County, Public Utilities Commission, Sub-Ser A, RB Callable 05/01/20 @ 100
5.000%, 11/01/20	1,075	1,293
San Francisco City & County, Public Utilities Commission, Sub-Ser D, RB Callable 11/01/21 @ 100
5.000%, 11/01/22	1,000	1,195
San Francisco City & County, Ser A, COP
5.000%, 10/01/18	2,000	2,242

SEI Tax Exempt Trust / Annual Report / August 31, 2011	51

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund (Concluded)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Francisco, Bay Area Toll Authority, Ser F, RB
5.000%, 04/01/13	$1,000	$1,071
San Francisco, Bay Area Toll Authority, Ser F, RB Callable 04/01/17 @ 100
5.000%, 04/01/23	2,000	2,207
San Joaquin County, Capital Facilities Project, COP, NATL
5.500%, 11/15/13	1,000	1,056
Santa Clara County, Fremont Union High School District, GO, NATL-RE FGIC Callable 09/01/15 @ 100
5.000%, 09/01/20	2,000	2,217
Santa Fe Springs, Community Development Commission, Construction Redevelopment Project, Ser A, TA, NATL
5.000%, 09/01/15	2,585	2,671
Santa Rosa, Wastewater Authority, Ser A, RB, AMBAC
5.000%, 09/01/16	2,000	2,287
South San Francisco, Unified School District, RB, NATL
5.000%, 09/15/17	1,070	1,248
Southern California, Metropolitan Water District, Ser B, RB
5.000%, 07/01/19	1,000	1,233
Southern California, Public Power Authority, Power Project, Ser A, RB, AGM
5.000%, 01/01/15	1,750	1,985
Tulare, Local Health Care Authority, RB
5.000%, 11/01/15	525	540
5.000%, 11/01/16	550	563
Turlock, Public Financing Authority, RB Callable 05/01/18 @ 100
4.000%, 05/01/23	2,105	2,142
University of California, Regents Medical Center, Ser A, RB, NATL Callable 05/15/15 @ 101
5.000%, 05/15/16	1,000	1,126
University of California, Regents Medical Center, Ser A, RB, NATL
5.000%, 05/15/13	2,000	2,139
University of California, Ser E, RB
5.000%, 05/15/18	3,000	3,553
University of California, Ser K, RB, NATL Callable 05/15/15 @ 101
5.000%, 05/15/20	5,790	6,437
Val Verde, Unified School District, COP, FGIC
5.000%, 01/01/14 (C)	500	553

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Val Verde, Unified School District, COP, FGIC Pre-Refunded @ 100
5.250%, 01/01/15 (A)	$2,500	$2,888
Ventura County, Community College District, GO
5.000%, 08/01/16	500	598
Washington Township, Health Care District, Ser A, RB
5.000%, 07/01/17	1,125	1,235
Whittier, Union High School District, GO, NATL Callable 08/01/15 @ 100
5.000%, 08/01/20	1,485	1,657

		162,569

Puerto Rico — 1.8%
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser K, RB Pre-Refunded @ 100
5.000%, 07/01/15 (A)	1,210	1,417
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser X, RB, AGM
5.500%, 07/01/15	1,490	1,681

		3,098

Total Municipal Bonds (Cost $154,408) ($ Thousands)		165,667

TAX EXEMPT CORPORATE BOND — 1.2%

California — 1.2%
San Manuel Entertainment Callable 12/01/13 @ 102
4.500%, 12/01/16	2,000	2,010

Total Tax Exempt Corporate Bond (Cost $2,000) ($ Thousands)		2,010

CASH EQUIVALENT — 1.2%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.050%† (D)	2,074,170	2,074

Total Cash Equivalent (Cost $2,074) ($ Thousands)		2,074

Total Investments — 98.7% (Cost $158,482) ($ Thousands)		$169,751

52	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Percentages are based on Net Assets of $171,933 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(C)	Security is escrowed to maturity.

(D)	Rate shown is the 7-day effective yield as of August 31, 2011.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

Radian — Radian Asset Assurance

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$165,667	$—	$165,667
Tax Exempt Corporate Bond	—	2,010	—	2,010
Cash Equivalent	2,074	—	—	2,074

Total Investments in Securities	$2,074	$167,677	$—	$169,751

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	53

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 100.7%

Massachusetts — 93.4%
Beverly, Municipal Purpose Loan, GO Callable 01/15/20 @ 100
5.000%, 01/15/22	$500	$582
Fall River, GO, AGM Callable 02/01/13 @ 101
5.250%, 02/01/15	750	795
Massachusetts Bay, Transportation Authority, General Transportation System Project, Ser A, RB
5.500%, 03/01/12	25	26
Massachusetts Bay, Transportation Authority, General Transportation System Project, Ser A, RB, FGIC
7.000%, 03/01/21	500	604
Massachusetts Bay, Transportation Authority, RB
5.875%, 03/01/15	95	109
Massachusetts Bay, Transportation Authority, RB
5.875%, 03/01/15 (A)	90	104
Massachusetts Bay, Transportation Authority, Ser A, RB
5.250%, 07/01/30	500	594
5.000%, 07/01/22	500	605
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/21	1,000	1,243
Massachusetts Bay, Transportation Authority, Ser C, RB
5.500%, 07/01/18	485	604
5.250%, 07/01/21	250	311
Massachusetts Bay, Transportation Authority, Ser D, RB
5.000%, 07/01/17 (A)	500	609
Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/20 @ 100
5.000%, 05/01/22	540	625

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Department of Transportation, Ser B, RB
5.000%, 01/01/15	$300	$335
Massachusetts State, Development Finance Agency, Babson College Project, Ser A, RB, NATL
5.000%, 10/01/17	500	573
Massachusetts State, Development Finance Agency, Boston College Project, Ser P, RB Callable 07/01/17 @ 100
5.000%, 07/01/19	250	288
Massachusetts State, Development Finance Agency, Boston University Project, Ser U-6C, RB Callable 09/02/11 @ 100
0.120%, 10/01/42 (B) (C)	900	900
Massachusetts State, Development Finance Agency, Brandeis University Project, Ser O-1, RB Callable 10/01/19 @ 100
5.000%, 10/01/22	500	556
Massachusetts State, Development Finance Agency, Holy Cross Project, Ser B, RB, AMBAC Callable 09/01/17 @ 100
5.000%, 09/01/18	250	294
Massachusetts State, Development Finance Agency, Phillips Academy Project, RB
5.000%, 09/01/18	250	308
Massachusetts State, Development Finance Agency, Ser I, RB
5.000%, 01/01/19	300	317
Massachusetts State, Development Finance Agency, Ser K-6, RB
5.000%, 07/01/16	500	574
Massachusetts State, Development Finance Agency, Visual & Performing Arts Project, RB
5.750%, 08/01/14	500	564
Massachusetts State, Development Finance Agency, Whitehead Institute for Biomedical Research, RB
5.000%, 06/01/18	500	605
Massachusetts State, Educational Financing Authority, Ser A, RB
5.500%, 01/01/17	500	565
Massachusetts State, Educational Financing Authority, Ser J, AMT, RB
5.000%, 07/01/20	500	520

54	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Health & Educational Facilities Authority, Eye & Ear Infirmary Project, Ser C, RB
5.000%, 07/01/18	$500	$526
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 11/15/18 @ 100
5.250%, 11/15/21	500	604
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 12/15/19 @ 100
5.000%, 12/15/24	500	581
Massachusetts State, Health & Educational Facilities Authority, Lahey Clinic Medical Center, Ser C, RB, NATL-RE FGIC
5.000%, 08/15/15	1,070	1,198
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser K, RB
5.500%, 07/01/22	250	321
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	500	615
Massachusetts State, Health & Educational Facilities Authority, Northeastern University Project, Ser A, RB
5.000%, 10/01/17	500	582
Massachusetts State, Health & Educational Facilities Authority, Partners Health Care Systems Project, Ser G, RB Callable 07/01/17 @ 100
5.000%, 07/01/18	200	227
Massachusetts State, Health & Educational Facilities Authority, Suffolk University Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/24	500	545
Massachusetts State, Housing Finance Agency, Ser E, AMT, RB Callable 12/01/14 @ 100
5.000%, 12/01/28	60	59
Massachusetts State, Housing Finance Agency, Single-Family Housing Project, Ser III, AMT, RB Callable 06/01/13 @ 100
4.200%, 12/01/14 (C)	565	575

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Port Authority, Bosfuel Project, AMT, RB, NATL-RE FGIC
5.000%, 07/01/16	$750	$799
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/20 @ 100
5.000%, 07/01/21	500	589
Massachusetts State, Port Authority, Ser C, RB, NATL Callable 07/01/13 @ 100
5.000%, 07/01/14	300	321
Massachusetts State, Port Authority, Ser C, AMT, RB, AGM
5.000%, 07/01/15	1,150	1,305
Massachusetts State, School Building Authority, Ser A, RB, AMBAC
5.000%, 08/15/17	500	603
Massachusetts State, Ser A, GO, AGM
5.250%, 08/01/20	500	618
Massachusetts State, Ser A, GO, AGM Pre-Refunded @ 100
5.000%, 03/01/15 (D)	500	578
Massachusetts State, Ser A, RB
5.000%, 06/15/15	500	576
Massachusetts State, Ser B, GO
5.250%, 08/01/22	500	617
Massachusetts State, Ser B, GO, AGM
5.250%, 09/01/21	500	619
Massachusetts State, Ser C, GO
5.000%, 12/01/15	500	588
Massachusetts State, Ser C, GO, NATL
5.500%, 12/01/20	750	944
Massachusetts State, Ser D, GO
5.500%, 10/01/16	200	243
5.500%, 11/01/19	1,150	1,444
Massachusetts State, Ser D, GO, NATL
5.500%, 11/01/15	500	596
Massachusetts State, Water Pollution Abatement Trust, MWRA Program, Sub-Ser A, RB
6.000%, 08/01/19	500	652
Massachusetts State, Water Pollution Abatement Trust, Pool Program, Ser 8, RB Callable 08/01/12 @ 100
5.250%, 08/01/13	5	5
Massachusetts State, Water Pollution Abatement Trust, Pool Program, Ser 9, RB
5.500%, 08/01/15	200	238
Massachusetts State, Water Pollution Abatement Trust, Pool Program, Ser A, RB
5.250%, 08/01/19	350	436

SEI Tax Exempt Trust / Annual Report / August 31, 2011	55

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund (Concluded)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Water Pollution Abatement Trust, State Revolving Fund, Ser 14, RB
5.000%, 08/01/19	$1,000	$1,228
Massachusetts State, Water Resources Authority, Ser A, RB
5.000%, 08/01/15	760	885
Massachusetts State, Water Resources Authority, Ser B, RB, AGM
5.250%, 08/01/23	500	615
Massachusetts State, Water Resources Authority, Ser C, RB
6.000%, 12/01/11	35	36
Metropolitan Boston, Transit Parking Corporation, RB Callable 07/01/21 @ 100
5.000%, 07/01/22	500	569
Springfield, Municipal Purpose Loan, GO, NATL
5.250%, 08/01/15	500	580
University of Massachusetts, Building Authority, Ser 2009-1, RB
5.000%, 05/01/17	1,000	1,184
University of Massachusetts, Building Authority, Ser 2010-1, RB
5.000%, 11/01/20	500	605

		36,516

Puerto Rico — 7.3%
Puerto Rico Commonwealth, Electric Power Authority, Ser LL, RB, NATL
5.500%, 07/01/18	250	282
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	250	282
Puerto Rico Commonwealth, Government Development Board, Senior Notes, Ser B, RB
5.000%, 12/01/14	250	267
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser CC, RB
5.000%, 07/01/14	300	322
5.000%, 07/01/16	500	545
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14	5	5
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14 (A)	45	52

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax, Ser C, RB, AMBAC
5.500%, 07/01/16	$250	$278
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	500	561
Puerto Rico Commonwealth, Ser 1996, GO
6.500%, 07/01/13	250	272

		2,866

Total Municipal Bonds (Cost $36,566) ($ Thousands)		39,382

CASH EQUIVALENT — 0.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.050%† (E)	23,360	23

Total Cash Equivalent (Cost $23) ($ Thousands)		23

Total Investments — 100.8% (Cost $36,589) ($ Thousands)		$39,405

Percentages are based on Net Assets of $39,102 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Each security holds a letter of credit issued by a major bank.

(C)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2011. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(D)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(E)	Rate shown is the 7-day effective yield as of August 31, 2011.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$39,382	$—	$39,382
Cash Equivalent	23	—	—	23

Total Investments in Securities	$23	$39,382	$—	$39,405

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

56	SEI Tax Exempt Trust / Annual Report / August 31, 2011

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 97.7%

New Jersey — 86.9%
Burlington County, Bridge Commission, RB Callable 10/15/12 @ 100
5.000%, 10/15/13	$20	$21
Burlington County, Bridge Commission, RB Pre-Refunded @ 100
5.000%, 10/15/12 (A)	1,270	1,336
Camden County, Municipal Utilities Authority, County Agreement Project, Ser B, RB, NATL-RE FGIC
5.000%, 07/15/15	1,750	1,990
Freehold, Regional High School District, GO, NATL-RE FGIC
5.000%, 03/01/15	1,280	1,454
Garden State, Preservation Trust, Ser C, RB, AGM
5.125%, 11/01/16	1,000	1,193
Lacey, Municipal Utilities Authority, RB, AMBAC Callable 12/01/17 @ 100
5.000%, 12/01/19	550	624
Matawan-Aberdeen, Regional School District, GO Callable 09/15/21 @ 100
5.000%, 09/15/23	500	569
Monmouth County, Improvement Authority, RB
5.000%, 01/15/18	700	842
Montgomery Township, Board of Education, GO
5.000%, 08/01/18	800	966
New Jersey State, Casino Reinvestment Development Authority, Ser A, RB, NATL
5.000%, 06/01/14	3,000	3,145
New Jersey State, Economic Development Authority, Masonic Charity Foundation Project, RB Callable 10/03/11 @ 102
5.000%, 06/01/12	890	908
New Jersey State, Economic Development Authority, Motor Vehicle Surcharge Revenue Project, Ser A, RB, NATL Callable 07/01/14 @ 100
5.250%, 07/01/15	2,000	2,198

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Economic Development Authority, RB
5.000%, 12/15/17	$1,000	$1,152
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser K, RB, AMBAC Callable 12/15/15 @ 100
5.250%, 12/15/16	1,485	1,694
New Jersey State, Educational Facilities Authority, College of New Jersey Project, Ser D, RB, AGM Callable 07/01/18 @ 100
5.000%, 07/01/23	2,695	2,896
New Jersey State, Educational Facilities Authority, Fairleigh Dickinson Project, Ser C, RB
6.000%, 07/01/12	1,670	1,708
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser E, RB
5.000%, 07/01/15	2,500	2,928
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser K, RB
5.250%, 07/01/18	700	871
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser I, RB, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/18	1,620	1,800
New Jersey State, Environmental Infrastructure Trust, Ser A, RB
5.250%, 09/01/21	1,000	1,262
5.000%, 09/01/20	1,220	1,522
New Jersey State, Environmental Infrastructure Trust, Ser B, RB
5.250%, 09/01/21	1,000	1,262
New Jersey State, Equipment Lease Purchase Program, Ser A, COP
5.000%, 06/15/15	1,350	1,489
New Jersey State, Health Care Facilities Financing Authority, Atlantic Care Regional Medical Center Project, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	2,000	2,104
New Jersey State, Health Care Facilities Financing Authority, Children’s Specialized Hospital Project, Ser A, RB
5.000%, 07/01/12	205	209
5.000%, 07/01/14	510	536
New Jersey State, Health Care Facilities Financing Authority, Children’s Specialized Hospital Project, Ser A, RB Callable 07/01/15 @ 100
5.000%, 07/01/18	200	204

SEI Tax Exempt Trust / Annual Report / August 31, 2011	57

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund (Concluded)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Health Care Facilities Financing Authority, RWJ Health Care Project, Ser B, RB, Radian
5.000%, 07/01/13	$1,000	$1,028
5.000%, 07/01/14	570	591
New Jersey State, Health Care Facilities Financing Authority, South Jersey Hospital Project, RB Callable 07/01/16 @ 100
5.000%, 07/01/17	1,875	2,020
New Jersey State, Ser H, GO, AGM
5.250%, 07/01/15	1,485	1,732
New Jersey State, Transportation Trust Fund Authority, Ser A, RB, NATL-RE
5.250%, 12/15/21	1,600	1,850
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.500%, 12/15/21	2,500	2,945
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, AGM
5.500%, 12/15/16	3,000	3,528
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, NATL-RE
5.250%, 12/15/21 (B)	15	19
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser C, RB, FGIC Pre-Refunded @ 100
5.250%, 06/15/15 (A)	1,165	1,370
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser C, RB, NATL
5.250%, 06/15/13 (B)	3,000	3,262
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser C, RB, NATL Pre-Refunded @ 100
5.250%, 06/15/15 (A)	1,000	1,176
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser D, RB, AMBAC Pre-Refunded @ 100
5.000%, 06/15/15 (A)	2,115	2,468
New Jersey State, Turnpike Authority, Ser H, RB Callable 01/01/19 @ 100
5.000%, 01/01/20	1,000	1,130
Rutgers University, Ser F, RB Callable 05/01/19 @ 100
5.000%, 05/01/21	1,040	1,218
5.000%, 05/01/22	1,000	1,157

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

South Jersey, Transportation Authority, Ser A-1, RB
4.000%, 11/01/17	$1,000	$1,093
West Windsor Plainsboro, Regional School District, GO, AGM
5.000%, 09/15/16	1,075	1,281
5.000%, 09/15/17	635	767

		65,518

New York — 4.6%
New York & New Jersey, Port Authority, One Hundred Forty Eighth Ser, RB, AGM Callable 08/15/17 @ 100
5.000%, 08/15/19	3,000	3,442

Pennsylvania — 3.4%
Delaware River, Joint Toll Bridge Commission, Ser A, RB, NATL
5.500%, 07/01/18	1,500	1,770
5.000%, 07/01/16	730	833

		2,603

Puerto Rico — 2.8%
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser E, RB, AGM
5.500%, 07/01/12	1,015	1,055
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser 2009A, RB Callable 08/01/19 @ 100
5.000%, 08/01/24	1,000	1,066

		2,121

Total Municipal Bonds (Cost $68,899) ($ Thousands)		73,684

CASH EQUIVALENT — 2.4%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.050%† (C)	1,823,834	1,824

Total Cash Equivalent (Cost $1,824) ($ Thousands)		1,824

Total Investments — 100.1% (Cost $70,723) ($ Thousands)		$75,508

Percentages are based on Net Assets of $75,437 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Security is escrowed to maturity.

(C)	Rate shown is the 7-day effective yield as of August 31, 2011.

58	SEI Tax Exempt Trust / Annual Report / August 31, 2011

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

Radian — Radian Asset Assurance

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$73,684	$—	$73,684
Cash Equivalent	1,824	—	—	1,824

Total Investments in Securities	$1,824	$73,684	$—	$75,508

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	59

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 100.6%

Guam — 0.5%
Territory of Guam, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$500	$509

New York — 91.6%
Albany, Municipal Water Finance Authority, Ser A, RB
5.000%, 12/01/21	585	704
Babylon, Industrial Development Agency, Covanta Babylon Project, Ser A, RB
5.000%, 01/01/17	1,000	1,102
Dutchess County, Industrial Development Agency, Bard College Civic Facilities Project, Ser A-1, RB
5.000%, 08/01/17	500	554
Erie County, Fiscal Stability Authority, Ser A, RB
5.000%, 05/15/17	850	1,006
Erie County, Water Authority, RB
5.000%, 12/01/16	1,000	1,171
Hempstead, Local Development Authority, Molloy College Project, RB Callable 07/01/19 @ 100
5.250%, 07/01/23	1,500	1,566
Islip, Resource Recovery Agency, Ser F, AMT, RB, AGM
5.000%, 07/01/12	500	511
Long Island, Power Authority, Ser E, RB, NATL Callable 12/01/16 @ 100
5.000%, 12/01/18	1,000	1,133
Long Island, Power Authority, Ser E, RB, NATL-RE FGIC Callable 12/01/16 @ 100
5.000%, 12/01/17	500	575
Long Island, Power Authority, Ser F, RB, NATL
5.000%, 05/01/15	1,000	1,139
Metropolitan New York, Transportation Authority, Ser A, RB, NATL
5.000%, 11/15/14	1,290	1,448

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Metropolitan New York, Transportation Authority, Ser A, RB, NATL-RE FGIC Callable 11/15/17 @ 100
5.000%, 11/15/18	$1,000	$1,147
Metropolitan New York, Transportation Authority, Ser A-1, RB
5.000%, 11/15/14	500	567
Metropolitan New York, Transportation Authority, Ser B, RB Callable 11/15/19 @ 100
5.250%, 11/15/20	500	597
Metropolitan New York, Transportation Authority, Ser C, RB, AMBAC
5.000%, 11/15/13	1,000	1,097
Monroe County, Industrial Development, Ser B, RB
5.000%, 07/01/21	1,035	1,209
Mount Sinai, Union Free School District, GO, AMBAC
6.200%, 02/15/14	500	560
New York & New Jersey, Port Authority, Ser 131, AMT, RB Callable 06/15/13 @ 101
5.000%, 12/15/13	1,500	1,614
New York & New Jersey, Port Authority, Ser 85, RB, AMBAC
5.200%, 09/01/15	1,215	1,417
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/21 @ 100
6.500%, 04/01/22	1,000	1,255
New York City, Health & Hospital Authority, Ser A, RB
5.000%, 02/15/18	2,000	2,278
New York City, Housing Development Authority, Capital Funding Program, Ser A, RB, NATL-RE FGIC Callable 07/01/15 @ 100
5.000%, 07/01/16	1,975	2,197
New York City, Industrial Development Agency, Terminal One Group Association Project, AMT, RB
5.500%, 01/01/14	1,000	1,080
New York City, Municipal Water Finance Authority, Ser EE, RB
5.000%, 06/15/17	1,000	1,197
New York City, Ser A1, GO, AGM
5.000%, 08/01/16	1,000	1,183
New York City, Ser B, GO
5.000%, 08/01/18	2,500	3,000
New York City, Ser C, GO
5.000%, 08/01/13	500	543
New York City, Ser C, GO, CIFG
5.000%, 08/01/14	1,500	1,694

60	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Ser C, GO, NATL
5.000%, 08/01/15	$750	$870
New York City, Ser E, GO
5.000%, 08/01/17	2,000	2,378
5.000%, 08/01/19	1,000	1,204
New York City, Ser G, GO
5.000%, 08/01/15	1,865	2,162
New York City, Ser G, GO, AMBAC Callable 02/01/16 @ 100
5.000%, 08/01/17	725	839
New York City, Ser H, GO, NATL- RE FGIC Callable 08/01/14 @ 100
5.000%, 08/01/15	750	845
New York City, Ser I, GO, NATL Callable 08/01/14 @ 100
5.000%, 08/01/17	500	556
New York City, Sub-Ser A-10, GO Callable 09/02/11 @ 100
0.100%, 08/01/16 (A) (B)	1,300	1,300
New York City, Sub-Ser E-5, GO Callable 10/01/11 @ 100
0.060%, 08/01/15 (A) (B)	400	400
New York City, Sub-Ser F-1, GO
5.000%, 09/01/13	750	818
New York City, Sub-Ser I-1, GO Callable 04/01/19 @ 100
5.000%, 04/01/20	1,000	1,174
New York City, Sub-Ser J, GO Callable 06/01/16 @ 100
5.000%, 06/01/17	300	351
New York City, Transitional Finance Authority, Building Aid Revenue Project, Ser S-1, RB, NATL-RE FGIC
5.000%, 07/15/16	350	408
New York City, Transitional Finance Authority, Future Tax Secured Project, Ser A, RB Callable 11/01/11 @ 100
14.000%, 11/01/26 (B)	750	756
New York City, Transitional Finance Authority, Future Tax Secured Project, Ser D, RB
5.000%, 11/01/17	750	906
New York City, Transitional Finance Authority, Future Tax Secured Project, Sub-Ser D-2, RB Callable 05/01/14 @ 100
5.000%, 11/01/14	1,000	1,120
New York City, Transportation Authority, Livingston Plaza Project, RB, AGM
5.400%, 01/01/18 (C)	105	123
New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser 1A, RB
5.000%, 10/01/17	1,000	1,198

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Dormitory Authority, City University System, Ser D, SAB, FGIC
5.750%, 07/01/12	$195	$203
New York State, Dormitory Authority, Columbia University, Ser A, RB Callable 07/01/16 @ 100
5.000%, 07/01/20	1,000	1,149
New York State, Dormitory Authority, Health Quest Systems Project, Ser B, RB, AGM
5.000%, 07/01/15	740	833
5.000%, 07/01/16	655	741
New York State, Dormitory Authority, Hospital Special Surgery Project, RB Callable 08/15/19 @ 100
5.500%, 02/15/24	1,150	1,267
New York State, Dormitory Authority, Interfaith Medical Center Project, RB
5.000%, 02/15/18	1,000	1,144
New York State, Dormitory Authority, Mental Health Project, RB, AGM Callable 02/15/15 @ 100
5.000%, 02/15/16	1,500	1,675
New York State, Dormitory Authority, Mental Health Services Facilities Improvement Project, Ser D, RB, AGM
5.250%, 08/15/18	1,000	1,182
New York State, Dormitory Authority, Mental Health Services Facilities Improvement Project, Ser D, RB, NATL-RE FGIC Callable 02/15/15 @ 100
5.000%, 08/15/19	1,000	1,083
New York State, Dormitory Authority, Mount Sinai Hospital Project, Ser A, RB
5.000%, 07/01/18	795	905
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, RB Callable 07/01/19 @ 100
5.500%, 07/01/25	1,000	1,106
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, Ser A, RB
5.000%, 07/01/17	1,000	1,134
New York State, Dormitory Authority, New York University Project, Ser A, RB, NATL
6.000%, 07/01/19	100	124
New York State, Dormitory Authority, New York University Project, Ser B, RB
5.000%, 07/01/16	500	583
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB
5.000%, 07/01/20	1,000	1,106
New York State, Dormitory Authority, Ser A, RB Callable 02/15/19 @ 100
5.250%, 02/15/22	1,000	1,166

SEI Tax Exempt Trust / Annual Report / August 31, 2011	61

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund (Concluded)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Dormitory Authority, Ser A, RB
5.000%, 10/01/20	$1,000	$1,148
New York State, Dormitory Authority, Ser B, RB
5.000%, 07/01/16	500	588
New York State, Dormitory Authority, Ser B, RB, AMBAC
5.500%, 03/15/24	1,000	1,242
New York State, Dormitory Authority, Siena College Project, RB, NATL
5.000%, 07/01/16	500	564
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB
5.500%, 05/15/13	810	849
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB, AMBAC
5.250%, 05/15/15	1,170	1,305
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB, FGIC
7.500%, 05/15/13	600	665
New York State, Dormitory Authority, The New School Project, RB
5.000%, 07/01/16	505	571
New York State, Environmental Facilities Authority, Revolving Funds, Ser B, RB
5.000%, 11/15/16	1,000	1,195
New York State, Environmental Facilities, RB
5.000%, 08/15/17	1,100	1,328
New York State, Local Government Services, Ser E, RB
6.000%, 04/01/14	1,000	1,085
New York State, Mortgage Agency, Homeowner Mortgage Project, Ser 98, RB Callable 09/19/11 @ 100
5.050%, 10/01/17	825	826
New York State, Mortgage Agency, RB Callable 11/01/19 @ 100
5.250%, 11/01/20	235	254
New York State, Thruway Authority, Ser B, RB
5.250%, 04/01/18	1,000	1,197
New York State, Thruway Authority, Ser B, RB Callable 10/01/18 @ 100
5.000%, 04/01/20	1,000	1,167
New York State, Thruway Authority, Ser B, RB, AGM
5.000%, 04/01/15	800	923

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Thruway Authority, Ser B, RB, NATL-RE FGIC Callable 10/01/15 @ 100
5.000%, 04/01/16	$1,000	$1,163
New York State, Urban Development Authority, Personal Income Tax Project, RB, AMBAC
5.500%, 03/15/18	1,000	1,228
New York State, Urban Development Authority, Personal Income Tax Project, Ser A1, RB
5.000%, 12/15/16	250	299
New York State, Urban Development Authority, Personal Income Tax Project, Ser A-1, RB
5.000%, 12/15/17	1,000	1,205
New York State, Urban Development Authority, Personal Income Tax Project, Ser A-1, RB, AMBAC
5.000%, 12/15/15	1,000	1,180
New York State, Urban Development Authority, Service Contract, RB, AGM
5.000%, 01/01/15	500	563
New York State, Urban Development Authority, Service Contract, Ser A, RB
5.000%, 01/01/15	500	568
Sales Tax Asset Receivable, Ser A, RB, NATL Callable 10/15/14 @ 100
5.000%, 10/15/17	1,000	1,125
Town of Oyster Bay, Ser A, GO
5.000%, 03/15/21	765	929
Triborough Bridge & Tunnel Authority, RB, NATL
5.500%, 11/15/20	750	930
Triborough Bridge & Tunnel Authority, Ser C, RB
5.000%, 11/15/15	1,000	1,171
Westchester County, Health Care, Ser B, RB
5.000%, 11/01/16	1,000	1,081
Westchester County, Ser C, GO
5.000%, 11/01/17	500	609
Yonkers, Ser A, GO, AGM
5.000%, 05/01/17	300	340
Yonkers, Ser A, GO, NATL
5.000%, 08/01/13	1,000	1,060

		94,711

Puerto Rico — 8.5%
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	500	564
Puerto Rico Commonwealth, Electric Power Authority, Ser UU, RB, NATL
5.000%, 07/01/19	500	547

62	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Puerto Rico Commonwealth, Highway & Transportation Authority, RB, AGM
5.500%, 07/01/25	$1,740	$1,910
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser CC, RB
5.000%, 07/01/16	1,100	1,198
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14 (C)	115	134
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14	10	11
Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding Program, RB
5.000%, 12/01/13	515	560
Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax, Ser C, RB, AMBAC
5.500%, 07/01/16	500	556
5.500%, 07/01/18	1,000	1,094
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser N, RB
5.250%, 07/01/17	765	832
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	1,250	1,404

		8,810

Total Municipal Bonds (Cost $97,563) ($ Thousands)		104,030

CASH EQUIVALENT — 0.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.050%† (D)	82,151	82

Total Cash Equivalent (Cost $82) ($ Thousands)		82

Total Investments — 100.7% (Cost $97,645) ($ Thousands)		$104,112

Percentages are based on Net Assets of $103,395 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Each security holds a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2011. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(C)	Security is escrowed to maturity.

(D)	Rate shown is the 7-day effective yield as of August 31, 2011.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

CIFG — CDC IXIS Financial Guaranty

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$104,030	$—	$104,030
Cash Equivalent	82	—	—	82

Total Investments in Securities	$82	$104,030	$—	$104,112

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	63

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.6%

Guam — 1.3%
Territory of Guam, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$1,000	$1,019

Pennsylvania — 91.6%
Adams County, Industrial Development Authority, Gettysburg College Project, RB
5.000%, 08/15/19	1,000	1,140
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser A, RB
5.000%, 05/15/18	1,000	1,151
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser B, RB
5.250%, 06/15/15	1,000	1,141
Allegheny County, Industrial Development Authority, Duquesne Light Project, RB, AMBAC
4.350%, 12/01/13	575	602
Allegheny County, Port Authority, RB
5.000%, 03/01/17	750	856
Allegheny County, Residential Finance Authority, Single-Family Mortgage Project, Ser CC-1, RB Callable 10/03/11 @ 100
5.200%, 05/01/17	565	566
Allegheny County, Sanitation Authority, RB, AGM
5.000%, 12/01/19	500	572
Allegheny County, Sanitation Authority, RB, AGM Callable 12/01/20 @ 100
5.000%, 06/01/24	1,000	1,091
Allegheny County, Ser C-56, GO, AGM
5.000%, 10/01/15	1,000	1,137

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Bensalem Township, Water & Sewer Authority, RB Callable 10/03/11 @ 100
6.750%, 12/01/14 (A)	$45	$48
Berks County, GO, AMBAC
5.850%, 11/15/18	1,000	1,256
Bethel Park, School District, GO Callable 08/01/19 @ 100
5.000%, 08/01/22	1,000	1,189
Cambria County, Hospital Development Authority, Conemaugh Valley Memorial Hospital Project, RB
7.625%, 09/01/11 (A)	19	19
Central Bucks School District, GO Pre-Refunded @ 100
5.000%, 05/15/18 (B)	1,500	1,839
Central Dauphin County, School District, GO, NATL Pre-Refunded @ 100
6.000%, 02/01/16 (B)	1,000	1,226
Chester County, Ser C, GO
5.000%, 07/15/19	1,000	1,220
Delaware County, Health Care Authority, Mercy Health Project, Ser A, RB Callable 10/03/11 @ 100
5.125%, 11/15/12 (A)	50	50
Delaware County, Higher Education Authority, Haverford College Project, RB Callable 05/15/20 @ 100
5.000%, 11/15/21	775	910
Delaware River, Joint Toll Bridge Commission, RB
5.250%, 07/01/13	500	540
Derry Township, Sanitation Sewer Authority, RB Callable 10/03/11 @ 100
6.250%, 08/01/12 (A)	5	5
Dover Township, Sewer Authority, RB Callable 10/03/11 @ 100
6.250%, 05/01/12 (A)	5	5
Franklin County, Industrial Development Authority, Chambersburg Hospital Project, RB
5.000%, 07/01/18	1,000	1,088
Lancaster Area, Sewer Authority, RB Callable 10/03/11 @ 100
6.000%, 04/01/12 (A)	50	52
Lancaster Area, Sewer Authority, RB
6.750%, 04/01/12 (A)	5	5
Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/20	1,000	1,088
Lancaster County, Hospital Authority, RB Callable 09/02/11 @ 100
0.160%, 07/01/41 (C) (D)	900	900

64	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lancaster, Parking Authority, RB Callable 10/03/11 @ 100
5.750%, 01/01/12 (A)	$5	$5
Luzerne County, Ser C, GO, NATL-RE FGIC
5.250%, 12/15/15	1,000	1,115
McKeesport Area, School District, Ser C, GO Callable 10/03/11 @ 100
5.000%, 04/01/13 (A)	165	170
McKeesport, Municipal Authority, RB, AGM
5.000%, 12/15/21	1,290	1,451
Meadville Area, Water Authority, RB, AGM
5.125%, 07/01/14	435	482
Montgomery County, Higher Education & Health Authority, Dickinson College Project, Ser FF-1, RB, CIFG
5.000%, 05/01/16	1,140	1,287
Montgomery County, Industrial Development Authority, Montenay Project, Ser A, RB, NATL
5.250%, 11/01/14	1,000	1,088
Montgomery County, Ser C, GO Callable 12/15/19 @ 100
5.000%, 12/15/23	1,000	1,168
North Wales, Water Authority, Ser A, RB
5.000%, 11/01/17	1,350	1,588
Northampton County, Higher Education Building Authority, Moravian College Project, RB, Radian Callable 10/03/11 @ 100
5.125%, 07/01/19	470	470
Northampton County, Industrial Development Authority, Moravian Hall Square Project, RB, Radian Callable 01/01/13 @ 100
5.500%, 07/01/15	995	1,013
Northampton/Bucks County, Municipal Authority, RB Callable 10/03/11 @ 100
6.750%, 11/01/13 (A)	10	10
Penn State University, Ser A, RB Callable 03/01/19 @ 100
5.000%, 03/01/22	835	967
Penn State University, Ser B, RB
5.250%, 08/15/21	1,000	1,236
Pennsylvania State, Economic Development Financing Authority, Colver Project, Ser F, AMT, RB, AMBAC
5.000%, 12/01/14	2,000	2,014
Pennsylvania State, Economic Development Financing Authority, York Water Project, Ser A, AMT, RB, XLCA Callable 04/01/14 @ 100
5.000%, 04/01/16	1,450	1,484

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania State, Higher Educational Facilities Authority, Allegheny Delaware Valley Obligation Project, Ser A, RB, NATL Callable 10/03/11 @ 100
5.875%, 11/15/16	$25	$25
Pennsylvania State, Higher Educational Facilities Authority, Allegheny Delaware Valley Obligation Project, Ser C, RB, NATL Callable 10/03/11 @ 100
5.875%, 11/15/18	2,000	1,958
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19	500	606
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Trustees Project, Ser B, RB
5.250%, 09/01/15	1,070	1,251
Pennsylvania State, Higher Educational Facilities Authority, Carnegie Mellon University Project, RB Callable 02/01/19 @ 100
5.000%, 08/01/19	1,000	1,182
5.000%, 08/01/21	1,000	1,158
Pennsylvania State, Higher Educational Facilities Authority, Ser AJ, RB Callable 06/15/19 @ 100
5.000%, 06/15/20	1,500	1,758
Pennsylvania State, Higher Educational Facilities Authority, Ser AL, RB
5.000%, 06/15/18	1,000	1,185
Pennsylvania State, Higher Educational Facilities Authority, Thomas Jefferson University Project, RB Callable 03/01/20 @ 100
5.000%, 03/01/23	1,465	1,619
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, SAB
5.000%, 06/15/18	1,000	1,195
Pennsylvania State, Ser 1, GO Pre-Refunded @ 100
5.000%, 05/15/18 (B)	1,000	1,226
Pennsylvania State, Ser 2, GO Pre-Refunded @ 100
5.000%, 01/01/16 (B)	1,000	1,179
Pennsylvania State, Ser 3, GO, AGM
5.375%, 07/01/20	1,000	1,252
Pennsylvania Turnpike Commission, Ser B, RB Callable 12/01/19 @ 100
5.000%, 12/01/20	2,000	2,309
Philadelphia, Airport Revenue Authority, Ser C, AMT, RB
5.000%, 06/15/18	1,000	1,090

SEI Tax Exempt Trust / Annual Report / August 31, 2011	65

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund (Concluded)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Philadelphia, Gas Works Authority, Ser B, RB, NATL
7.000%, 05/15/20 (A)	$820	$1,021
Philadelphia, GO, CIFG Callable 08/01/16 @ 100
5.000%, 08/01/17	1,000	1,093
Philadelphia, School District, Ser B, GO, AMBAC
5.000%, 04/01/13	500	531
Philadelphia, School District, Ser C, GO
5.000%, 09/01/20	1,000	1,105
Philadelphia, Water & Wastewater Authority, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/25	1,000	1,077
Philadelphia, Water & Wastewater Authority, Ser A, RB, AMBAC
5.000%, 08/01/15	1,000	1,136
Philadelphia, Water & Wastewater Authority, Ser C, RB, AGM
5.000%, 08/01/18	400	461
Pittsburgh Public Schools, Ser B, GO, AGM
5.000%, 09/01/18	1,740	2,015
Pittsburgh, Public Parking Authority, Saint Francis General Hospital Project, RB Callable 10/03/11 @ 100
6.625%, 10/01/12 (A)	15	16
Pittsburgh, Ser A, GO, AMBAC
5.500%, 09/01/14	1,325	1,357
Pittsburgh, Urban Redevelopment Authority, Triangle Tax Increment, Ser A, TA Callable 10/03/11 @ 100
6.000%, 12/01/11 (C)	600	608
Pittsburgh, Urban Redevelopment Authority, Triangle Tax Increment, Ser B, TA Callable 10/03/11 @ 100
6.250%, 03/15/15 (C)	700	706
Reading Area, Water Authority, RB, AGM Callable 06/01/17 @ 100
5.000%, 12/01/21	2,080	2,299
South Fayette Township, Sanitation Authority, RB Callable 10/03/11 @ 100
6.375%, 11/01/12 (A)	30	31
Southcentral, General Revenue Authority, Hanover Hospital Project, RB, Radian Callable 06/01/12 @ 100
4.900%, 12/01/14	545	549
Southeastern Pennsylvania, Transportation Authority, RB
5.000%, 03/01/18	1,000	1,161
Spring Ford Area, School District, GO, AGM Callable 09/01/15 @ 100
5.000%, 09/01/21	1,000	1,094

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Susquehanna Township, Sewer Authority, RB Callable 10/03/11 @ 100
6.000%, 11/15/13 (A)	$25	$26
University of Pittsburgh, University Capital Project, Ser A, RB
5.250%, 09/15/18	1,000	1,226
University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	500	598
University of Pittsburgh, University Capital Project, Ser B, RB Callable 09/15/19 @ 100
5.250%, 09/15/23	1,000	1,170
Upper Allen Township, Sewer Authority, RB Callable 10/03/11 @ 100
5.750%, 04/01/13 (A)	75	79
West Shore Area Authority, Holy Spirit Hospital of the Sisters of Christian Charity, RB
5.250%, 01/01/21	1,000	996
Willistown Township, Municipal Sewer Authority, RB Callable 10/03/11 @ 100
6.000%, 01/01/15 (A)	10	11
York Township, Water & Sewer Authority, RB
5.900%, 08/01/13 (A)	35	39

		74,642

Puerto Rico — 6.7%
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	500	564
Puerto Rico Commonwealth, Electric Power Authority, Ser UU, RB, NATL
5.000%, 07/01/19	500	547
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser AA, RB, NATL
5.500%, 07/01/19	1,000	1,099
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser N, RB
5.500%, 07/01/24	1,000	1,053
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO, NATL
5.500%, 07/01/18	1,000	1,097
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	1,000	1,123

		5,483

Total Municipal Bonds (Cost $77,141) ($ Thousands)		81,144

66	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Shares	Value ($ Thousands)

CASH EQUIVALENT — 0.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.050%† (E)	60,628	$61

Total Cash Equivalent (Cost $61) ($ Thousands)		61

Total Investments — 99.7% (Cost $77,202) ($ Thousands)		$81,205

Percentages are based on Net Assets of $81,460 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Each security holds a letter of credit issued by a major bank.

(D)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2011. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(E)	Rate shown is the 7-day effective yield as of August 31, 2011.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

CIFG — CDC IXIS Financial Guaranty

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

Radian — Radian Asset Assurance

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$81,144	$—	$81,144
Cash Equivalent	61	—	—	61

Total Investments in Securities	$61	$81,144	$—	$81,205

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	67

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 69.1%

Alabama — 0.6%
Colbert County, Northwest Alabama Health Care Authority, RB Callable 06/01/13 @ 101
5.750%, 06/01/27	$800	$757
Montgomery, Medical Clinic Board, Jackson Hospital & Clinic Project, RB Callable 03/01/16 @ 100
5.250%, 03/01/36	750	672
Tuscaloosa, Educational Building Authority, Stillman College Project, Ser A, RB Callable 06/01/17 @ 100
5.000%, 06/01/26	500	402

		1,831

Alaska — 0.4%
Alaska State, Industrial Development & Export Authority, Boys & Girls Home Project, RB Callable 12/01/17 @ 100
6.000%, 12/01/36 (D)	200	130
Boro of Matanuska-Susitna, Goose Creek Correctional Center Project, RB, AGM Callable 09/01/19 @ 100
6.000%, 09/01/32	1,000	1,124

		1,254

Arizona — 1.5%
Arizona State, School Facilities Board, COP
5.000%, 09/01/12	250	261
Mohave County, Industrial Development Authority, Mohave Prison Expansion Project, RB Callable 05/01/19 @ 100
8.000%, 05/01/25	400	446
Pima County, Industrial Development Authority, American Charter Schools Foundation Project, Ser A, RB Callable 07/01/17 @ 100
5.625%, 07/01/38	250	199

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pima County, Industrial Development Authority, Tucson Country Day School Project, RB Callable 06/01/17 @ 100
5.000%, 06/01/37	$265	$210
Pima County, Industrial Development Authority, Tucson Electric Power Project, RB Callable 01/12/15 @ 100
5.750%, 09/01/29	1,000	1,014
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB Callable 03/01/13 @ 100
6.375%, 09/01/29	1,250	1,270
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/20	500	518
Salt Verde, Financial Authority, RB
5.000%, 12/01/37	500	432

		4,350

California — 8.8%
ABAG, Finance Authority of Nonprofit, Sharp Health Care Project, RB Callable 08/01/19 @ 100
6.250%, 08/01/39	400	421
California State, Communities Development Authority, American Baptist Homes West Project, RB
4.250%, 10/01/15	1,000	1,026
California State, Communities Development Authority, California Baptist University Project, Ser A, RB Callable 11/01/17 @ 102
5.500%, 11/01/38	2,500	2,116
California State, Communities Development Authority, Rady Children’s Hospital Project, Ser B, RB Callable 09/02/11 @ 100
0.020%, 08/15/47 (A) (B)	1,200	1,200
California State, Communities Development Authority, RB
6.500%, 11/01/21	500	527
California State, Economic Recovery Authority, Ser A, GO Callable 07/01/16 @ 100
5.000%, 07/01/22	1,000	1,097
California State, GO
5.000%, 09/01/12	1,080	1,128
California State, GO Callable 04/01/19 @ 100
6.000%, 04/01/38	2,000	2,176

68	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Health Facilities Financing Authority, Catholic Health Care West Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/39	$1,000	$1,051
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center Project, RB Callable 08/15/19 @ 100
5.000%, 08/15/34	2,000	1,947
California State, Health Facilities Financing Authority, Children’s Hospital of Orange County, RB Callable 11/01/19 @ 100
6.500%, 11/01/38	1,000	1,059
California State, Municipal Finance Authority, Azusa Pacific University Project, Ser B, RB Callable 04/01/21 @ 100
7.750%, 04/01/31	1,375	1,450
California State, Municipal Finance Authority, Biola University Project, RB Callable 04/01/18 @ 100
5.875%, 10/01/34	250	252
Golden State, Tobacco Securitization, Ser A-1, RB Callable 06/01/17 @ 100
5.750%, 06/01/47	3,000	2,116
Imperial Irrigation District, Ser C, RB Callable 11/01/20 @ 100
5.000%, 11/01/36	1,540	1,574
Long Beach, Towne Center Project, SAB Callable 10/01/18 @ 100
5.400%, 10/01/23	650	652
Palomar Pomerado, Health Care Authority, Ser D, COP Callable 11/01/20 @ 100
5.250%, 11/01/21	1,000	1,000
Poway, Unified School District, GO
6.682%, 08/01/38 (C)	5,410	980
San Francisco City & County, Airports Commission, Ser 32F, RB, NATL-RE FGIC
5.000%, 05/01/15	1,000	1,137
South Placer, Wastewater Authority, Ser D, RB Callable 05/01/14 @ 100
1.010%, 11/01/14 (B)	1,800	1,798
Southern California, Metropolitan Water District, Ser A-1, RB Callable 09/02/11 @ 100
0.120%, 07/01/23 (B)	1,000	1,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Windsor, Unified School District, Ser D, GO
6.859%, 08/01/35 (C)	$1,800	$367

		26,074

Colorado — 2.1%
Colorado State, Health Facilities Authority, Valley View Hospital Association Project, RB Callable 05/15/18 @ 100
5.750%, 05/15/36	500	483
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	2,000	2,136
6.250%, 11/15/28	650	679
Denver, Regional Transportation District, RB Callable 07/15/20 @ 100
6.000%, 01/15/34	500	498
E-470, Public Highway Authority, Ser C, RB Callable 09/01/20 @ 100
5.375%, 09/01/26	2,500	2,373

		6,169

District of Columbia — 0.2%
District of Columbia, COP, NATL-RE FGIC
5.000%, 01/01/13	500	524

Florida — 2.3%
Citizens Property Insurance, High Risk, Senior Secured, Ser A-1, RB
5.000%, 06/01/16	1,200	1,303
Florida Development Finance, Ser A, RB
6.500%, 06/15/21	500	498
Florida State, University Square Community Development Authority, Ser A-1, SAB Callable 05/01/17 @ 100
5.875%, 05/01/38	150	135
Jacksonville, Economic Development Commission, Gerdau Ameristeel Project, AMT, RB Callable 05/01/12 @ 100
5.300%, 05/01/37	1,500	1,277
Miami-Dade County, RB Callable 10/01/19 @ 100
5.500%, 10/01/36	1,000	1,021
Seminole Indian Tribe, Gaming Division Project, Ser 2010A, RB Callable 10/01/13 @ 104
5.125%, 10/01/17	2,000	2,006

SEI Tax Exempt Trust / Annual Report / August 31, 2011	69

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Seminole Indian Tribe, Ser A, RB Callable 10/01/17 @ 100
5.250%, 10/01/27	$250	$220
St. Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB Callable 08/01/20 @ 100
5.875%, 08/01/40	500	495

		6,955

Georgia — 1.4%
DeKalb County, Hospital Authority, DeKalb Medical Center Project, RB Callable 09/01/20 @ 100
6.125%, 09/01/40	1,000	1,006
Georgia State, Medical Center Hospital Authority, Spring Harbor Green Island Project, RB Callable 07/01/17 @ 100
5.250%, 07/01/37	600	476
Georgia State, Municipal Electric Authority, Project One, Sub-Ser A, RB
5.250%, 01/01/17	450	524
Georgia State, Municipal Electric Authority, Vogtle Units 3 & 4 Project, Ser B, RB
5.000%, 04/01/17	1,000	1,159
Main Street Natural Gas, Ser A, RB
5.000%, 03/15/12	1,000	1,016

		4,181

Hawaii — 0.2%
Hawaii Pacific Health, Special Purpose, Ser B, RB Callable 07/01/20 @ 100
5.750%, 07/01/40	500	479

Idaho — 0.1%
Idaho State, Health Facilities Authority, Trinity Health Group Project, Ser B, RB Callable 12/01/18 @ 100
6.250%, 12/01/33	250	277

Illinois — 4.7%
Belleville, Frank Scott Parkway Redevelopment Project, Ser A, TA Callable 11/01/17 @ 100
5.700%, 05/01/36	250	205
Chicago, Midway Airport, Second Lien, Ser B, RB
5.000%, 01/01/34 (B)	2,000	2,195

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Chicago, O’Hare International Airport, Third Lien, Ser B, RB, NATL
5.250%, 01/01/16	$1,090	$1,238
5.250%, 01/01/18	1,500	1,723
Hillside Village, Mannheim Redevelopment Project, Ser Senior Lien, TA Callable 01/01/18 @ 102
7.000%, 01/01/28	500	437
Illinois State, Finance Authority, Alexian Brothers Health Systems Project, RB
4.000%, 02/15/13	500	515
Illinois State, Finance Authority, Carle Health Care System Project, Ser A, RB Callable 08/15/21 @ 100
6.000%, 08/15/41	200	204
Illinois State, Finance Authority, Fairview Obligation Group Project, Ser A, RB
6.250%, 08/15/35 (D)	500	190
Illinois State, Finance Authority, Leafs Hockey Club Project, Ser A, RB
6.000%, 03/01/37 (D)	300	75
Illinois State, Finance Authority, Navistar International, Recovery Zone Project, RB Callable 10/15/20 @ 100
6.500%, 10/15/40	1,500	1,503
Illinois State, Finance Authority, OSF Health Care Systems Project, Ser A, RB Callable 05/15/19 @ 100
7.125%, 11/15/37	1,000	1,093
Illinois State, Finance Authority, Peoples Gas Light & Coke Project, RB
2.125%, 03/01/30 (B)	500	504
Illinois State, Finance Authority, Sherman Health Systems Project, Ser A, RB Callable 08/01/17 @ 100
5.500%, 08/01/37	250	224
Illinois State, GO, NATL
5.375%, 04/01/12	1,800	1,848
Illinois State, Railsplitter Tobacco Settlement Authority, RB
6.000%, 06/01/28	2,000	2,046
Southwestern Illinois, Development Authority, Comprehensive Mental Health Center Project, RB Callable 06/01/17 @ 103
6.625%, 06/01/37	150	137

		14,137

70	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indiana — 2.2%
Indiana State, Finance Authority, Ascension Health Project, Ser A-7, RB
5.000%, 10/01/26 (B)	$500	$563
Indiana State, Finance Authority, Educational Facilities, Historical Project, RB Callable 07/01/20 @ 100
5.000%, 07/01/40	375	363
Indiana State, Finance Authority, U.S. Steel Project, RB Callable 06/01/20 @ 100
6.000%, 12/01/26	500	503
Indiana State, Municipal Power Agency, Ser B, RB Callable 01/01/14 @ 100
5.750%, 01/01/34	1,000	1,029
Indiana State, Municipal Power Agency, Ser B, RB Callable 01/01/19 @ 100
6.000%, 01/01/39	1,000	1,080
Jasper County, Pollution Control Board, Ser C, RB, NATL
5.850%, 04/01/19	1,000	1,114
Vigo County, Hospital Authority, Union Hospital Project, RB Callable 09/01/21 @ 100
7.500%, 09/01/22	1,715	1,886

		6,538

Iowa — 0.6%
Deerfield, Senior Living Facilities Finance Authority, Retirement Community Project, Ser A, RB Callable 11/15/17 @ 100
5.500%, 11/15/27	250	185
5.500%, 11/15/37	900	606
Iowa State, Finance Authority, Care Initiatives Project, Ser A, RB
5.250%, 07/01/12	1,000	1,007

		1,798

Kansas — 1.1%
Kansas State, Development Finance Authority, Adventist Health Project, RB Callable 11/15/19 @ 100
5.750%, 11/15/38	500	533
Manhattan, Health Care Facilities Authority, Meadowlark Hills Retirement Project, Ser A, RB Callable 05/15/17 @ 100
5.000%, 05/15/36	1,500	1,187

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Manhattan, Health Care Facilities Authority, Meadowlark Hills Retirement Project, Ser B, RB Callable 05/15/14 @ 103
5.125%, 05/15/37	$750	$599
5.125%, 05/15/42	1,200	938

		3,257

Kentucky — 1.1%
Kentucky State, Economic Development Finance Authority, Baptist Health Care Systems Project, Ser A, RB Callable 08/15/18 @ 100
5.375%, 08/15/24	1,000	1,091
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health Systems Project, Ser A, RB Callable 06/01/20 @ 100
6.375%, 06/01/40	500	513
Ohio County, Pollution Control Revenue Authority, Big Rivers Electric Project, Ser A, RB Callable 07/15/20 @ 100
6.000%, 07/15/31	250	256
Owen County, Waterworks System Revenue Authority, American Water Project, Ser B, RB Callable 09/01/19 @ 100
5.625%, 09/01/39	1,000	1,001
Pikeville, Medical Center Expansion Project, RB
3.000%, 03/01/12	450	453

		3,314

Louisiana — 2.1%
Louisiana State, Citizens Property Insurance, Ser C-3, RB, AGM Callable 06/01/18 @ 100
6.125%, 06/01/25	1,500	1,655
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Project, Ser A-2, RB Callable 11/01/20 @ 100
6.500%, 11/01/35	750	763
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB Callable 05/15/21 @ 100
6.500%, 05/15/37	1,000	1,056
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB
4.000%, 05/15/17	800	831

SEI Tax Exempt Trust / Annual Report / August 31, 2011	71

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Orleans, Aviation Board, Ser A1, RB, AGM Callable 01/01/19 @ 100
6.000%, 01/01/23	$500	$571
St. John Baptist Parish, Marathon Oil Project, Ser A, RB Callable 06/01/17 @ 100
5.125%, 06/01/37	1,300	1,230

		6,106

Maine — 0.3%
Maine State, Health & Higher Educational Facilities Authority, Ser A, RB
3.000%, 07/01/12	1,000	1,019

Maryland — 0.7%
Maryland State, Economic Development, University of Maryland College Park Project, RB Callable 06/01/18 @ 100
5.750%, 06/01/33	1,000	1,010
Maryland State, Health & Higher Educational Facilities Authority, King Farm Presbyterian Community Project, Ser A, RB Callable 01/01/17 @ 100
5.300%, 01/01/37	300	220
Maryland State, Health & Higher Educational Facilities Authority, Mercy Medical Center Project, RB
3.000%, 07/01/12	175	178
3.000%, 07/01/13	600	615

		2,023

Massachusetts — 1.5%
Massachusetts State, Development Finance Agency, Adventcare Project, Ser A, RB Callable 10/15/17 @ 100
6.750%, 10/15/37	250	231
Massachusetts State, Development Finance Agency, Foxborough Regional Charter School Project, Ser A, RB Callable 07/01/20 @ 100
7.000%, 07/01/42	1,500	1,536
Massachusetts State, Educational Financing Authority, Ser I, RB Callable 01/01/20 @ 100
6.000%, 01/01/28	1,375	1,474
Massachusetts State, Health & Educational Facilities Authority, Lowell General Hospital Project, Ser C, RB Callable 07/01/20 @ 100
5.125%, 07/01/35	250	218

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Ser A, GO Callable 08/01/12 @ 100
0.560%, 02/01/13 (B)	$1,000	$1,001

		4,460

Michigan — 1.1%
Detroit, GO Callable 11/01/20 @ 100
5.250%, 11/01/35	900	935
Grand Traverse Academy, RB Callable 11/01/17 @ 100
5.000%, 11/01/36	300	218
Michigan State, Hospital Finance Authority, Henry Ford Health System Project, Ser A, RB Callable 11/15/16 @ 100
5.000%, 11/15/38	1,000	892
Michigan State, Public Educational Facilities Authority, Long-Term Obligation Bradford Project, RB Callable 09/01/17 @ 102
6.500%, 09/01/37	750	665
Royal Oak Hospital, Finance Authority, William Beaumont Hospital Project, RB Callable 09/01/18 @ 100
8.250%, 09/01/39	500	581

		3,291

Minnesota — 2.7%
Duluth, Housing & Redevelopment Authority, Public Schools Academy Project, Ser A, RB Callable 11/01/18 @ 102
5.875%, 11/01/40	500	447
Falcon Heights, Kaleidoscope Charter School Project, Ser A, RB Callable 11/01/15 @ 100
6.000%, 11/01/37	100	82
Faribault, Senior Housing Authority, Senior Living Project, RB Callable 05/01/18 @ 102
6.750%, 05/01/36	315	312
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Callable 11/15/18 @ 100
6.750%, 11/15/32	300	329
Minnesota State, Higher Education Facilities Authority, Bethel University Project, Ser 6-R, RB Callable 05/01/17 @ 100
5.500%, 05/01/37	1,000	955

72	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Minnesota State, Higher Education Facilities Authority, Gustavus Adolfus Project, Ser B, RB
4.000%, 10/01/19	$625	$676
Minnesota State, Higher Education Facilities Authority, Scholastic College Project, Ser H, RB Callable 12/01/19 @ 100
5.250%, 12/01/35	1,500	1,480
Northern Minnesota, Municipal Power Agency, Ser A-1, RB
5.000%, 01/01/19	1,000	1,173
Rochester, Mayo Clinic Project, Ser A, RB
4.000%, 11/15/30 (B)	2,000	2,196
Washington County, Housing & Redevelopment Authority, Birchwood & Woodbury Projects, Ser A, RB Callable 06/01/17 @ 100
5.625%, 06/01/37	500	447

		8,097

Mississippi — 0.4%
Mississippi State, Business Finance Authority, Energy Restoration Project, RB Callable 09/28/11 @ 100
5.875%, 04/01/22	1,300	1,300

Missouri — 1.3%
Kansas City, TA Callable 06/01/16 @ 100
5.000%, 06/01/21	500	504
Lees Summit, TA Callable 04/01/19 @ 100
5.625%, 10/01/23	750	752
Manchester, Highway 141/Manchester Road Project, TA Callable 11/01/19 @ 100
6.875%, 11/01/39	250	254
Missouri State, Health & Educational Facilities Authority, Lake Regional Health System Project, RB
3.000%, 02/15/13	725	728
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, RB, NATL Callable 01/01/16 @ 100
5.000%, 01/01/20	420	433
St. Louis, Ser B, RB
4.000%, 07/01/13	1,050	1,089

		3,760

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Hampshire — 0.2%
New Hampshire State, Business Finance Authority, Huggins Hospital Project, RB Callable 10/01/19 @ 100
6.875%, 10/01/39	$500	$506

New Jersey — 1.7%
Burlington County, Bridge Commission, The Evergreens Project, RB Callable 01/01/18 @ 100
5.625%, 01/01/38	250	213
New Jersey State, Economic Development Authority, Ser A, RB Callable 10/03/11 @ 100
6.000%, 05/15/28	210	183
New Jersey State, Health Care Facilities Financing Authority, Hackensack University Medical Center Project, Ser B, RB
5.000%, 01/01/17	1,000	1,095
New Jersey State, Tobacco Settlement Financing, Ser 1-A, RB
4.750%, 06/01/34	1,000	657
New Jersey State, Tobacco Settlement Financing, Ser 1-A, RB Callable 06/01/17 @ 100
5.000%, 06/01/41	2,500	1,651
New Jersey State, Transportation Trust Fund Authority, Ser A, RB
5.000%, 06/15/13	1,225	1,304

		5,103

New Mexico — 0.7%
Farmington, Pollution Control Authority, Ser B, RB Callable 11/01/20 @ 100
4.700%, 09/01/24	2,000	1,987

New York — 5.3%
Brooklyn Arena, Local Development, Barclays Center Project, RB Callable 01/15/20 @ 100
6.250%, 07/15/40	1,500	1,521
Brooklyn Arena, Local Development, Barclays Center Project, RB Callable 01/15/20 @ 100
6.375%, 07/15/43	500	508
Nassau County, Industrial Development Agency, Amsterdam at Harborside Project, Ser A, RB Callable 01/01/18 @ 100
6.700%, 01/01/43	750	696

SEI Tax Exempt Trust / Annual Report / August 31, 2011	73

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York & New Jersey, Port Authority, JFK International Airport Terminal Project, RB Callable 12/01/20 @ 100
6.000%, 12/01/36	$1,000	$1,023
New York City, Industrial Development Agency, Yankee Stadium Project, RB, FGIC
4.449%, 03/01/26 (B)	425	312
4.439%, 03/01/25 (B)	400	299
4.239%, 03/01/16 (B)	250	226
New York City, Liberty Development, Bank of America Tower Project, RB Callable 01/15/20 @ 100
6.375%, 07/15/49	1,000	1,046
New York City, Liberty Development, Goldman Sachs Headquarters Project, RB
5.500%, 10/01/37	1,000	999
5.250%, 10/01/35	500	491
New York City, Liberty Development, World Trade Center Project, RB Callable 09/23/11 @ 100
0.350%, 12/01/49 (B)	1,000	1,000
New York City, Ser B, GO
3.060%, 08/01/13 (B)	200	200
New York City, Ser C, GO Callable 09/02/11 @ 100
0.060%, 10/01/23 (A) (B)	2,000	2,000
New York City, Transitional Finance Authority, Sub-Ser 3, RB
0.030%, 11/01/22 (B)	2,070	2,070
New York City, Trust for Cultural Resources, Lincoln Center Project, Ser A-1, RB Callable 10/03/11 @ 100
0.080%, 12/01/35 (A) (B)	2,000	2,000
New York State, Dormitory Authority, Ser A, RB Callable 07/01/20 @ 100
6.000%, 07/01/40	500	525
St. Lawrence County, Industrial Development Agency, Edwards John Noble Hospital Project, RB Callable 10/01/20 @ 100
6.250%, 10/01/40	1,000	940

		15,856

North Carolina — 1.6%
North Carolina State, Eastern Municipal Power Agency, Ser A, RB Callable 01/01/18 @ 100
5.250%, 01/01/20	500	567

Description	Face Amount ($ Thousands)	Value ($ Thousands)

North Carolina State, Eastern Municipal Power Agency, Ser B, RB Callable 01/01/19 @ 100
5.000%, 01/01/26	$1,000	$1,059
North Carolina State, Medical Care Commission, Deerfield Project, Ser A, RB Callable 11/01/18 @ 100
6.000%, 11/01/33	250	250
North Carolina State, Medical Care Commission, Galloway Ridge Project, Ser A, RB Callable 01/01/20 @ 100
6.000%, 01/01/39	1,335	1,266
North Carolina State, Medical Care Commission, Rex Health Care Project, Ser A, RB
5.000%, 07/01/18	500	554
North Carolina State, Medical Care Commission, Village at Brookwood Project, RB Callable 01/01/14 @ 103
5.250%, 01/01/32	750	580
Surry County, Northern Hospital District, RB Callable 04/01/18 @ 100
6.250%, 10/01/38	500	505

		4,781

Ohio — 4.0%
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB Callable 06/01/17 @ 100
6.500%, 06/01/47	1,150	886
6.000%, 06/01/42	1,435	1,039
5.875%, 06/01/30	2,600	1,955
5.875%, 06/01/47	6,600	4,627
Butler County, Hospital Facilities Revenue Authority, UC Health Project, RB Callable 11/01/20 @ 100
5.500%, 11/01/40	500	454
Lorain County, Hospital Revenue Authority, RB, AGM
5.250%, 02/01/14	375	403
Lorain County, Port Authority, U.S. Steel Project, RB Callable 12/01/20 @ 100
6.750%, 12/01/40	750	774
Ohio State, Higher Educational Facilities Authority, Ashland University Project, RB Callable 09/01/20 @ 100
6.250%, 09/01/24	200	204

74	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ohio State, Higher Educational Facility Commission, Oberlin College Project, RB
5.000%, 10/01/14	$1,000	$1,126
Ohio State, Higher Educational Facility Commission, University Hospital Health Systems Project, RB Callable 01/15/15 @ 100
6.750%, 01/15/39	500	523

		11,991

Oklahoma — 0.3%
Oklahoma State, Turnpike Authority, Ser F, RB Callable 09/02/11 @ 100
0.090%, 01/01/28 (B)	900	900

Oregon — 0.1%
Oregon State, Facilities Authority, Concordia University Project, Ser A, RB Callable 09/01/20 @ 100
6.375%, 09/01/40	150	155

Pennsylvania — 3.6%
Allegheny County, Higher Education Building Authority, Robert Morris University Project, Ser A, RB Callable 10/15/18 @ 100
6.000%, 10/15/38	250	251
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser A, RB
5.000%, 05/15/18	500	576
Allegheny County, Hospital Development Authority, Western Pennsylvania Health System Project, Ser A, RB Callable 11/15/17 @ 100
5.375%, 11/15/40	1,575	1,337
Cumberland County, Municipal Authority, Asbury Obligation Group, RB Callable 01/01/20 @ 100
6.000%, 01/01/30	1,500	1,405
Cumberland County, Municipal Authority, Messiah Village Project, Ser A, RB Callable 07/01/18 @ 100
6.000%, 07/01/35	250	227
Dauphin County, General Authority, Pinnacle Health Systems Project, Ser A, RB Callable 06/01/19 @ 100
6.000%, 06/01/36	800	815

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Delaware County, Industrial Development Authority, Chester Community Charter School Project, Ser A, RB Callable 08/15/20 @ 100
5.250%, 08/15/30	$1,250	$1,107
Delaware County, University Revenue Authority, Neumann University Project, RB Callable 10/01/20 @ 100
5.250%, 10/01/31	1,000	967
Lancaster County, Hospital Authority, Brethren Village Project, Ser A, RB Callable 07/01/17 @ 100
6.250%, 07/01/26	250	251
Pennsylvania State, Higher Educational Facilities Authority, Edinboro University Foundation Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/43	250	246
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB Callable 07/01/17 @ 100
5.000%, 07/01/34	250	199
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Hospital Project, Ser A, RB Callable 10/03/11 @ 100
6.625%, 11/15/23	500	494
Philadelphia, Industrial Development Authority, Global Leadership Academy Project, RB Callable 11/15/20 @ 100
5.750%, 11/15/30	1,000	890
Philadelphia, Industrial Development Authority, Ser A, RB Callable 09/15/17 @ 100
5.500%, 09/15/37	250	210
Pittsburgh & Allegheny County, Sports & Exhibition Authority, RB, AGM
4.000%, 02/01/12	500	507
Susquehanna Area, Regional Airport Authority, Ser A, AMT, RB Callable 01/01/18 @ 100
6.500%, 01/01/38	1,000	968
Wilkes-Barre, Finance Authority, University of Scranton Project, RB
4.000%, 11/01/16	265	289

		10,739

Puerto Rico — 0.2%
Puerto Rico Commonwealth, Ser A, GO Callable 07/01/18 @ 100
6.000%, 07/01/38	600	608

SEI Tax Exempt Trust / Annual Report / August 31, 2011	75

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

South Carolina — 0.3%
South Carolina State, Jobs-Economic Development Authority, Lutheran Homes Project, RB Callable 05/01/17 @ 100
5.500%, 05/01/28	$1,050	$913
South Carolina State, Jobs-Economic Development Authority, Woodlands at Furman Project, Ser A, RB Callable 11/15/17 @ 100
6.000%, 11/15/37	250	124

		1,037

South Dakota — 0.5%
Minnehaha County, Bethany Lutheran Home for the Aged Project, RB Callable 12/01/17 @ 100
5.500%, 12/01/35	2,000	1,626

Tennessee — 2.0%
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/38	500	511
Knoxville County, Health Educational & Housing Facilities Board, Baptist Health Systems Project, RB Callable 04/15/12 @ 101
6.500%, 04/15/31	1,000	1,025
Knoxville County, Health Educational & Housing Facilities Board, University Health Systems Project, RB Callable 04/01/17 @ 100
5.250%, 04/01/36	250	227
Sullivan County, Health Educational & Housing Authority, Wellmont Health Systems Project, Ser C, RB Callable 09/01/16 @ 100
5.250%, 09/01/36	1,250	1,113
Sumner County, Health Educational & Housing Authority, Regional Hospital Project, Ser A, RB
5.500%, 11/01/37 (D)	69	6
Tennessee State, Energy Acquisition Authority, Ser A, RB
5.250%, 09/01/26	2,000	1,955
Tennessee State, Energy Acquisition Authority, Ser C, RB
5.000%, 02/01/27	1,000	968

		5,805

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas — 6.8%
Brazos, River Authority, TXU Energy Project, Ser B, AMT, RB Callable 07/01/13 @ 101
6.300%, 07/01/32 (B)	$375	$122
Brazos, River Authority, TXU Energy Project, Ser D-1, AMT, RB Callable 07/01/18 @ 100
8.250%, 05/01/33	600	229
Central Texas, Regional Mobility Authority, Ser Senior Lien, RB Callable 01/01/21 @ 100
6.000%, 01/01/41	1,000	953
Clifton, Higher Education Finance Authority, Uplift Project, Ser A, RB Callable 12/01/20 @ 100
6.125%, 12/01/40	500	478
Guadalupe-Blanco, River Authority, Texas Central Project, RB
5.625%, 10/01/17	750	812
Gulf Coast, Waste Disposal Authority, Waste Management of Texas Project, Ser C, AMT, RB Callable 05/01/16 @ 101
5.200%, 05/01/28	500	502
Harris County, Cultural Education Facilities Finance Authority, Methodist Hospital Systems Project, RB
5.000%, 06/01/12	1,000	1,031
Harris County, Health Facilities Development Authority, Hermann Health Care Systems Project, Ser B, RB Callable 12/01/18 @ 100
7.250%, 12/01/35	250	279
Harrison County, Health Facilities Development Authority, RB
4.000%, 07/01/14	1,000	1,010
Houston, Airport Systems Authority, Special Facilities, Continental Airlines Project, Ser B, AMT, RB Callable 10/03/11 @ 100
6.125%, 07/15/27	1,000	923
Houston, Airport Systems Authority, Special Facilities, Continental Airlines Project, Ser C, AMT, RB Callable 10/03/11 @ 100
6.125%, 07/15/27	520	480
Houston, Airport Systems Authority, Special Facilities, Continental Airlines Project, Ser E, AMT, RB Callable 10/03/11 @ 101
6.750%, 07/01/29	1,000	978

76	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Houston, Higher Education Finance Corporation, Harmony Public Schools Project, Ser A, RB Callable 05/15/21 @ 100
6.500%, 05/15/31	$1,500	$1,563
Love Field Airport, Southwest Airlines Modernization Project, RB Callable 11/01/20 @ 100
5.250%, 11/01/40	3,000	2,825
Lubbock, Health Facilities Development Authority, Carillon Project, Ser A, RB Callable 07/01/16 @ 101
6.500%, 07/01/26	170	162
Lufkin, Health Facilities Development Authority, Memorial Health Systems East Texas Project, RB Callable 02/15/17 @ 100
5.500%, 02/15/37	250	215
Mission, Economic Development Authority, Allied Waste Project, Ser A, AMT, RB Callable 04/01/12 @ 100
5.200%, 04/01/18	250	253
North Texas, Tollway Authority, First Tier, Ser A, RB Callable 01/01/18 @ 100
5.625%, 01/01/33	250	261
North Texas, Tollway Authority, Second Tier, Ser F, RB Callable 01/01/18 @ 100
5.750%, 01/01/33	1,200	1,205
North Texas, Tollway Authority, Sub-Ser A, RB Callable 02/01/20 @ 100
6.250%, 02/01/23	2,000	2,085
Pharr, Higher Education Finance Authority, Ser A, RB Callable 08/15/19 @ 100
6.500%, 08/15/39	500	501
San Juan, Higher Education Finance Authority, Public Schools Project, Ser A, RB Callable 08/15/20 @ 100
6.700%, 08/15/40	500	511
Tarrant County, Cultural Education Facilities Finance Authority, Baylor Health Care Systems Project, RB Callable 11/15/18 @ 100
6.250%, 11/15/29	500	555
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser A, RB
5.250%, 12/15/23	250	242
5.000%, 12/15/11	250	253

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser D, RB
6.250%, 12/15/26	$430	$442
Texas State, Ser B, GO
5.000%, 08/01/13	220	239
Tyler, Health Facilities Development Authority, East Texas Medical Center Project, Ser A, RB Callable 11/01/17 @ 100
5.375%, 11/01/37	150	127
Wise County, Parker County Junior College District Project, RB Callable 08/15/21 @ 100
8.000%, 08/15/34	1,000	1,042

		20,278

Utah — 1.0%
Murray, IHC Health Services Project, Ser D, RB Callable 09/02/11 @ 100
0.030%, 05/15/37 (B)	2,400	2,400
St. George, Sales Tax, RB
2.500%, 11/01/11	250	251
Utah State, Charter School Finance Authority, Rockwell Charter School Project, Ser A, RB Callable 02/15/19 @ 100
6.750%, 08/15/28	500	370

		3,021

Vermont — 0.3%
Vermont State, Economic Development Authority, Central Vermont Public Service Project, RB
5.000%, 12/15/20	750	752

Virginia — 0.6%
Fauquier County, Industrial Development Authority, Fauquier Hospital Obligation Group Project, Ser A, RB Callable 10/01/17 @ 100
5.250%, 10/01/37	500	487
James City & County, Economic Development Authority, United Methodist Homes Project, Ser A, RB Callable 07/01/17 @ 100
5.500%, 07/01/37	200	116
Lewistown, Commerce Center Community Development Authority, RB Callable 03/01/18 @ 100
6.050%, 03/01/27	250	188

SEI Tax Exempt Trust / Annual Report / August 31, 2011	77

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2011

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Roanoke, Economic Development Authority, Carilion Health System Project, Ser B, RB, AGM
3.000%, 07/01/12	$780	$793
Virginia State, White Oak Village Shops, Community Development Authority, SAB
5.300%, 03/01/17	196	197

		1,781

Washington — 1.7%
Skagit County, Public Hospital District No. 1, RB Callable 12/01/20 @ 100
5.750%, 12/01/35	1,500	1,469
Skagit County, Public Hospital District No. 1, RB
4.000%, 12/01/16	460	471
4.000%, 12/01/17	480	482
Washington State, Health Care Facilities Authority, Catholic Health Initiatives Project, Ser D, RB Callable 10/01/18 @ 100
6.375%, 10/01/36	400	437
Washington State, Health Care Facilities Authority, Kadlec Regional Medical Center Project, RB Callable 12/01/20 @ 100
5.500%, 12/01/39	1,500	1,399
Washington State, Housing Finance Commission, Skyline at First Hill Project, Ser A, RB Callable 01/01/17 @ 100
5.625%, 01/01/38	1,000	663

		4,921

West Virginia — 0.5%
West Virginia State, Economic Development Authority, Amos Project, Ser A, RB
3.125%, 03/01/43 (B)	1,000	1,007
West Virginia State, Hospital Finance Authority, Highland Hospital Project, RB Callable 10/01/21 @ 103
9.125%, 10/01/41	500	520

		1,527

Description	Face Amount ($ Thousands)/ Shares	Value ($ Thousands)

Wisconsin — 0.3%
Wisconsin State, Health & Educational Facilities Authority, Prohealth Care Group Project, RB Callable 02/15/14 @ 100
6.625%, 02/15/32	$1,000	$1,029

Total Municipal Bonds (Cost $206,330) ($ Thousands)		205,597

PREFERRED STOCK — 20.6%

Financials — 17.9%
Aegon
6.500%	6,400	139
6.375%	122,100	2,630
4.000% (B)	13,100	253
Allianz
8.375%	137,400	3,564
Arch Capital Group
8.000%	16,000	404
7.875%	35,900	907
Axis Capital Holdings
7.250%	62,030	1,561
Bank of America
8.625%	28,600	721
8.200%	40,000	996
7.250% (E)	1,210	1,078
6.375%	23,154	501
6.204%	31,300	684
Barclays Bank PLC
8.125%	39,930	985
7.750%	58,500	1,420
7.100%	1,300	30
6.625%	12,500	275
CoBank ACB (D)
11.000%	30,000	1,646
7.000%	23,000	1,048
Credit Suisse Guernsey
7.900%	112,600	2,991
Deutsche Bank Capital Funding Trust X
7.350%	21,800	535
Deutsche Bank Contingent Capital Trust II
6.550%	119,800	2,638
Deutsche Bank Contingent Capital Trust III
7.600%	30,500	748
Goldman Sachs Group
6.200%	31,350	781
4.000% (B)	43,800	895
HSBC Holdings PLC
8.000%	23,819	634
6.200%	65,200	1,565

78	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Description	Shares	Value ($ Thousands)

HSBC USA
6.500%	10,556	$263
4.500% (B)	14,800	349
2.858%	21,500	1,016
ING Groep
8.500%	1,100	27
7.200%	1,700	37
7.050%	47,677	1,008
6.375%	57,500	1,101
6.200%	3,000	57
6.125%	38,164	726
KeyCorp
7.750% (E)	5,000	514
MetLife
6.500%	36,500	911
4.000% (B)	14,900	347
Morgan Stanley Group
4.000% (B)	64,100	1,237
National Westminster Bank PLC
7.763%	5,000	106
PartnerRe
7.250%	15,000	379
6.750%	48,064	1,174
6.500%	12,900	313
Pitney Bowes International Holdings
6.125% (D)	1,000	972
PNC Financial Services Group
9.875% (B)	9,100	258
Principal Financial Group
6.518% (B)	5,900	150
5.563% (B)	5,000	483
Prudential PLC
6.750%	53,800	1,369
6.500%	68,200	1,715
RenaissanceRe Holdings
6.600%	29,500	725
6.080%	55,300	1,257
Royal Bank of Scotland Group PLC
5.750%	87,700	1,508
Santander Finance Preferred Unipersonal
10.500%	58,000	1,588
SG Preferred Capital II LLC
6.302% (B) (D)	900	816
US Bancorp
7.875%	27,600	766
3.500% (B)	16,300	358
Wells Fargo
7.500% (E)	2,111	2,198

		53,357

Utilities — 2.7%
Alabama Power
6.450%	42,000	1,193

Description	Shares/Face Amount ($ Thousands)	Value ($ Thousands)

Georgia Power
6.500%	15,000	$1,598
Gulf Power
6.450%	9,000	968
6.000%	6,000	599
Interstate Power & Light
8.375%	24,700	722
NSTAR Electric
4.780%	5,000	456
PPL Electric Utilities
6.250%	75,000	1,891
Wisconsin Public Service
6.880%	5,000	520

		7,947

Total Preferred Stock (Cost $51,282) ($ Thousands)		61,304

CORPORATE BONDS (B) — 7.1%

Financials — 7.1%
AXA
6.463%, 12/14/18	$2,400	1,848
6.379%, 12/14/36	1,000	770
Barclays Bank PLC
6.278%, 12/15/34	500	370
BBVA International Preferred Unipersonal
5.919%, 12/31/49	1,400	1,035
BNP Paribas
7.195%, 06/29/49	3,300	2,822
Commonwealth Bank of Australia
6.024%, 03/29/49	500	480
JPMorgan Chase
7.900%, 04/29/49	2,300	2,440
PNC Financial Services Group
6.750%, 12/31/49	2,500	2,423
QBE Capital Funding II
6.797%, 06/01/49	1,800	1,656
Rabobank Nederland
11.000%, 12/31/49	2,300	2,892
Societe Generale
5.922%, 04/05/17	200	144
Standard Chartered PLC
7.014%, 07/30/37	2,000	1,866
Wachovia Capital Trust III
5.570%, 03/15/11	1,900	1,662
Westpac Capital Trust IV
5.256%, 12/29/49	700	637

Total Corporate Bonds (Cost $20,306) ($ Thousands)		21,045

SEI Tax Exempt Trust / Annual Report / August 31, 2011	79

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Concluded)

August 31, 2011

Description	Shares	Value ($ Thousands)

CASH EQUIVALENT — 2.9%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.050%† (F)	8,838,422	$8,838

Total Cash Equivalent (Cost $8,838) ($ Thousands)		8,838

Total Investments — 99.7% (Cost $286,756) ($ Thousands)		$296,784

A summary of outstanding swap agreements held by the Fund at August 31, 2011, is as follows:

Interest Rate Swap
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	4.75%	3-Month LIBOR	06/20/42	$9,500	$(2,353)

					$(2,353)

Percentages are based on Net Assets of $297,626 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Each security holds a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2011. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(C)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(D)	Security in default on interest payment.

(E)	Convertible

(F)	Rate shown is the 7-day effective yield as of August 31, 2011.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Corporation

NATL — National Public Finance Guarantee Corporation

PLC — Public Limited Company

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments and financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$205,597	$—	$205,597
Preferred Stock	61,304	—	—	61,304
Corporate Bonds	—	21,045	—	21,045
Cash Equivalent	8,838	—	—	8,838

Total Investments in Securities	$70,142	$226,642	$—	$296,784

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Interest Rate Swap	$—	$(2,353)	$—	$(2,353)

Total Other Financial Instruments	$—	$(2,353)	$—	$(2,353)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

80	SEI Tax Exempt Trust / Annual Report / August 31, 2011

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Statements of Assets and Liabilities ($ Thousands)

August 31, 2011

	Tax Free Fund		Institutional Tax Free Fund		Intermediate- Term Municipal Fund		Short Duration Municipal Fund
ASSETS:
Investments, at value†	$585,391		$942,590		$922,375		$636,919
Affiliated investment, at value††	—		—		336		10
Cash	—		18,464		—		—
Dividends and interest receivable	366		675		10,730		6,399
Prepaid expenses	12		19		19		12
Receivable for investment securities sold	—		—		100		—
Receivable for fund shares sold	—		—		539		488
Total Assets	585,769		961,748		934,099		643,828
LIABILITIES:
Payable to custodian	639		—		—		—
Administration fees payable	101		111		190		137
Investment advisory fees payable	20		31		261		172
Chief Compliance Officer fees payable	2		3		3		2
Trustees fees payable	6		9		10		6
Payable for investment securities purchased	—		—		—		26,605
Income distribution payable	—		21		279		82
Shareholder servicing fees payable	—		—		—		—
Payable for fund shares redeemed	—		—		851		2,440
Swap contracts, at value†††	—		—		—		—
Accrued expense payable	84		136		109		91
Total Liabilities	852		311		1,703		29,535
Net Assets	$584,917		$961,437		$932,396		$614,293
†Cost of investments	585,391		942,590		868,481		633,898
††Cost of affiliated investments	—		—		336		10
†††Premiums paid	—		—		—		—
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$584,918		$961,374		$894,515		$611,019
Undistributed (distributions in excess of) net investment income	(1)		(1)		68		357
Accumulated net realized gain (loss) on investments and swap contracts	—		64		(16,081)		(104)
Net unrealized appreciation on investments	—		—		53,894		3,021
Net unrealized depreciation on swap contracts	—		—		—		—
Net Assets	$584,917		$961,437		$932,396		$614,293
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00		$1.00		$11.39		$10.08
	($584,916,689 ÷ 585,067,377 shares	)	($781,974,486 ÷ 782,097,178 shares	)	($932,396,353 ÷ 81,859,380 shares	)	($614,292,737 ÷ 60,932,352 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class B	N/A		$1.00		N/A		N/A
			($176,468,212 ÷ 176,452,651 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class C	N/A		$1.00		N/A		N/A
			($2,993,962 ÷ 2,998,736 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

82	SEI Tax Exempt Trust / Annual Report / August 31, 2011

California Municipal Bond Fund		Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund	New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund

$167,677		$39,382		$73,684	$104,030		$81,144		$287,946
2,074		23		1,824	82		61		8,838
—		—		—	—		—		—
2,220		356		737	990		1,004		3,795
4		1		2	2		2		6
—		—		—	—		—		—
236		19		1	16		2		267
172,211		39,781		76,248	105,120		82,213		300,852

—		—		—	—		—		—
34		8		16	22		7		14
13		6		21	30		25		156
1		—		—	—		—		1
2		—		1	1		1		3
—		604		571	1,217		574		—
45		8		12	22		72		221
—		1		—	3		8		—
122		32		178	415		54		270
—		—		—	—		—		2,515
61		20		12	15		12		46
278		679		811	1,725		753		3,226
$171,933		$39,102		$75,437	$103,395		$81,460		$297,626
156,408		36,566		68,899	97,563		77,141		277,918
2,074		23		1,824	82		61		8,838
—		—		—	—		—		162

$161,497		$36,171		$70,698	$96,425		$79,182		$291,348
2		8		(2)	—		2		457
(835)		107		(44)	503		(1,727)		(1,854)
11,269		2,816		4,785	6,467		4,003		10,028
—		—		—	—		—		(2,353)
$171,933		$39,102		$75,437	$103,395		$81,460		$297,626
$10.78		$10.77		$10.65	$10.94		$10.65		$9.19
($171,933,407 ÷ 15,951,256 shares	)	($39,101,712 ÷ 3,629,299 shares	)	($75,437,347 ÷ 7,082,403 shares )	($103,394,889 ÷ 9,450,889 shares	)	($59,344,018 ÷ 5,571,325 shares	)	($297,626,313 ÷ 32,380,472 shares )
N/A		N/A		N/A	N/A		$10.66		N/A
							($22,116,281 ÷ 2,075,416 shares	)
N/A		N/A		N/A	N/A		N/A		N/A

SEI Tax Exempt Trust / Annual Report / August 31, 2011	83

Statements of Operations ($ Thousands)

For the year ended August 31, 2011

	Tax Free Fund	Institutional Tax Free Fund	Intermediate- Term Municipal Fund	Short Duration Municipal Fund
Investment Income:
Interest Income	$1,846	$2,968	$36,156	$11,593
Dividend Income	—	—	—	—
Dividends from Affiliated Investments*	—	—	1	—
Total Investment Income	1,846	2,968	36,157	11,593
Expenses:
Administration Fees	2,127	3,314	2,165	1,394
Administrative and Shareholder Servicing Fees — Class A	1,478	1,854	2,255	1,452
Administrative and Shareholder Servicing Fees — Class B(1)	—	519	—	—
Administrative and Shareholder Servicing Fees — Class C(1)	—	28	—	—
Investment Advisory Fees	237	370	2,977	1,916
Trustees’ Fees	25	39	39	25
Chief Compliance Officer Fees	2	3	4	2
Professional Fees	51	77	78	50
Pricing Fees	45	72	81	52
Printing Fees	34	51	57	38
Custodian/Wire Agent Fees	34	53	51	33
Registration Fees	31	47	39	22
Other Expenses	26	42	40	25
Total Expenses	4,090	6,469	7,786	5,009
Less, Waiver of:
Administration Fees	(818)	(1,565)	—	—
Shareholder Servicing Fees — Class A	(1,478)	(1,854)	(1,620)	(977)
Shareholder Servicing Fees — Class B	—	(519)	—	—
Shareholder Servicing Fees — Class C	—	(28)	—	—
Investment Advisory Fees	—	—	(442)	(348)
Fees Paid Indirectly	(1)	(1)	—	—
Net Expenses	1,793	2,502	5,724	3,684
Net Investment Income	53	466	30,433	7,909
Net Realized Gain (Loss) on:
Investments	—	69	1,592	(9)
Swap Contracts	—	—	—	—
Net Change in Unrealized Depreciation on:
Investments	—	—	(7,751)	(1,610)
Swap Contracts	—	—	—	—
Net Increase in Net Assets Resulting from Operations	$53	$535	$24,274	$6,290

*	See Note 2 in the notes to financial statements.
(1)	Indicates class specific Administrative and Shareholder Service Fees.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

84	SEI Tax Exempt Trust / Annual Report / August 31, 2011

California Municipal Bond Fund	Massachusetts Municipal Bond Fund	New Jersey Municipal Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund	Tax-Advantaged Income Fund

$6,163	$1,322	$2,760	$3,679	$2,967	$11,073
—	—	—	—	—	4,072
2	—	1	—	2	5
6,165	1,322	2,761	3,679	2,969	15,150

389	89	182	249	156	924
405	93	190	259	138	660
—	—	—	—	68	—
—	—	—	—	—	—
534	122	250	342	273	1,321
7	2	3	4	3	12
1	—	—	—	—	1
14	3	7	9	7	24
14	3	6	9	7	24
10	2	5	6	5	20
9	3	4	6	4	16
7	2	3	5	3	8
8	1	4	4	4	11
1,398	320	654	893	668	3,021

(14)	—	(7)	(8)	(85)	(78)
(377)	(63)	(176)	(196)	(11)	(551)
—	—	—	—	(50)	—
—	—	—	—	—	—
(28)	(23)	(13)	(63)	(63)	(109)
—	—	—	—	—	—
979	234	458	626	459	2,283
5,186	1,088	2,303	3,053	2,510	12,867

(121)	149	20	1,068	227	2,044
—	—	—	—	—	(86)

(389)	(184)	(990)	(1,813)	(514)	(8,977)
—	—	—	—	—	(2,353)
$4,676	$1,053	$1,333	$2,308	$2,223	$3,495

SEI Tax Exempt Trust / Annual Report / August 31, 2011	85

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Tax Free Fund		Institutional Tax Free Fund
	2011	2010	2011	2010
Operations:
Net Investment Income	$53	$223	$466	$998
Net Realized Gain (Loss) on Investments and Swap Contracts	—	99	69	(1)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swap Contracts	—	—	—	—
Net Increase in Net Assets Resulting from Operations	53	322	535	997
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(59)	(131)	(380)	(655)
Class B	—	—	(87)	(91)
Class C	—	—	(3)	(6)
Net Realized Gains
Class A	(152)	(75)	(88)	(149)
Class B	—	—	(22)	(29)
Class C	—	—	(1)	(1)
Total Dividends and Distributions	(211)	(206)	(581)	(931)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	3,755,379	3,541,984	2,750,833	3,149,674
Reinvestment of Dividends & Distributions	200	191	204	275
Cost of Shares Redeemed	(3,794,936)	(3,899,706)	(2,799,562)	(3,428,936)
Net Increase (Decrease) from Class A Transactions	(39,357)	(357,531)	(48,525)	(278,987)
Class B:
Proceeds from Shares Issued	—	—	420,457	455,263
Reinvestment of Dividends & Distributions	—	—	77	81
Cost of Shares Redeemed	—	—	(422,929)	(518,246)
Net Decrease from Class B Transactions	—	—	(2,395)	(62,902)
Class C:
Proceeds from Shares Issued	—	—	29,749	85,022
Reinvestment of Dividends & Distributions	—	—	1	2
Cost of Shares Redeemed	—	—	(32,489)	(94,012)
Net Decrease from Class C Transactions	—	—	(2,739)	(8,988)
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	(39,357)	(357,531)	(53,659)	(350,877)
Net Increase (Decrease) in Net Assets	(39,515)	(357,415)	(53,705)	(350,811)
Net Assets:
Beginning of Year	624,432	981,847	1,015,142	1,365,953
End of Year	$584,917	$624,432	$961,437	$1,015,142
Undistributed (Distributions in Excess of) Net Investment Income	$(1)	$6	$(1)	$3
(1)	For Capital Share Transactions, see Note 9 in the notes to the financial statements.
Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

86	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Intermediate-Term Municipal Fund		Short Duration Municipal Fund		California Municipal Bond Fund
2011	2010	2011	2010	2011	2010

$30,433	$31,093	$7,909	$8,610	$5,186	$5,274
1,592	3,215	(9)	188	(121)	336
(7,751)	48,459	(1,610)	(358)	(389)	8,791
24,274	82,767	6,290	8,440	4,676	14,401

(30,483)	(31,083)	(7,816)	(8,652)	(5,273)	(5,263)
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	(2,386)	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(30,483)	(31,083)	(7,816)	(11,038)	(5,273)	(5,263)

261,606	338,272	351,585	403,550	43,937	49,220
27,063	27,130	6,708	9,477	4,717	4,801
(287,295)	(292,494)	(314,995)	(271,933)	(41,315)	(43,801)
1,374	72,908	43,298	141,094	7,339	10,220

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
1,374	72,908	43,298	141,094	7,339	10,220
(4,835)	124,592	41,772	138,496	6,742	19,358

937,231	812,639	572,521	434,025	165,191	145,833
$932,396	$937,231	$614,293	$572,521	$171,933	$165,191
$68	$118	$357	$105	$2	$89

SEI Tax Exempt Trust / Annual Report / August 31, 2011	87

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund
	2011	2010	2011	2010
Operations:
Net Investment Income	$1,088	$1,126	$2,303	$2,503
Net Realized Gain on Investments and Swap Contracts	149	117	20	271
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swap Contracts	(184)	2,018	(990)	3,427
Net Increase in Net Assets Resulting from Operations	1,053	3,261	1,333	6,201
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(1,086)	(1,124)	(2,305)	(2,503)
Class B	—	—	—	—
Net Realized Gains
Class A	(113)	(120)	(188)	—
Total Dividends and Distributions	(1,199)	(1,244)	(2,493)	(2,503)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	8,438	9,508	17,193	22,334
Reinvestment of Dividends & Distributions	1,106	1,154	2,332	2,312
Cost of Shares Redeemed	(8,735)	(7,818)	(22,869)	(24,742)
Net Increase (Decrease) from Class A Transactions	809	2,844	(3,344)	(96)
Class B:
Proceeds from Shares Issued	—	—	—	—
Reinvestment of Dividends & Distributions	—	—	—	—
Cost of Shares Redeemed	—	—	—	—
Net Decrease from Class B Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	809	2,844	(3,344)	(96)
Net Increase (Decrease) in Net Assets	663	4,861	(4,504)	3,602
Net Assets:
Beginning of Year	38,439	33,578	79,941	76,339
End of Year	$39,102	$38,439	$75,437	$79,941
Undistributed (Distributions in Excess of) Net Investment Income	$8	$6	$(2)	$—
(1)	For Capital Share Transactions, see Note 9 in the notes to the financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

88	SEI Tax Exempt Trust / Annual Report / August 31, 2011

New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
2011	2010	2011	2010	2011	2010

$3,053	$3,322	$2,510	$2,769	$12,867	$9,186
1,068	266	227	92	1,958	2,584
(1,813)	5,404	(514)	4,141	(11,330)	15,933
2,308	8,992	2,223	7,002	3,495	27,703

(3,055)	(3,319)	(1,776)	(1,845)	(12,671)	(9,075)
—	—	(770)	(918)	—	—

(731)	—	—	—	—	—
(3,786)	(3,319)	(2,546)	(2,763)	(12,671)	(9,075)

20,896	28,176	15,828	19,468	167,010	92,435
3,433	2,975	1,513	1,617	10,534	7,254
(31,077)	(25,590)	(14,202)	(15,540)	(83,151)	(67,026)
(6,748)	5,561	3,139	5,545	94,393	32,663

—	—	4,554	5,460	—	—
—	—	93	121	—	—
—	—	(7,182)	(8,064)	—	—
—	—	(2,535)	(2,483)	—	—
(6,748)	5,561	604	3,062	94,393	32,663
(8,226)	11,234	281	7,301	85,217	51,291

111,621	100,387	81,179	73,878	212,409	161,118
$103,395	$111,621	$81,460	$81,179	$297,626	$212,409
$—	$2	$2	$38	$457	$262

SEI Tax Exempt Trust / Annual Report / August 31, 2011	89

Financial Highlights

For the periods ended August 31,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income*		Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations		Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Tax Free Fund
Class A
2011	$1.00	$—	(1)	$—	$—	(1)	$— (1)	$—	(1)	$— (1)	$1.00	0.03%	$584,917	0.30	%(5)	0.69%	0.01%	N/A	%
2010	1.00	—	(1)	—	—	(1)	— (1)	—	(1)	— (1)	1.00	0.03	624,432	0.36	(4)	0.70	0.03	N/A
2009	1.00	0.010		—	0.010		(0.010)	—	(1)	(0.010)	1.00	1.06	981,847	0.48	(2)(4)	0.72	1.01	N/A
2008	1.00	0.023		—	0.023		(0.023)	—		(0.023)	1.00	2.33	891,222	0.45		0.68	2.28	N/A
2007	1.00	0.032		—	0.032		(0.032)	—		(0.032)	1.00	3.28	707,142	0.45		0.68	3.23	N/A
Institutional Tax Free Fund
Class A
2011	$1.00	$0.001		$—	$0.001		$(0.001)	$—	(1)	$(0.001)	$1.00	0.06%	$781,975	0.27	%(5)	0.69%	0.05%	N/A	%
2010	1.00	0.001		—	0.001		(0.001)	—	(1)	(0.001)	1.00	0.08	830,532	0.29	(4)	0.70	0.09	N/A
2009	1.00	0.012		—	0.012		(0.012)	—	(1)	(0.012)	1.00	1.22	1,109,466	0.37	(3)(4)	0.72	1.14	N/A
2008	1.00	0.024		—	0.024		(0.024)	—		(0.024)	1.00	2.44	1,128,205	0.33		0.68	2.39	N/A
2007	1.00	0.033		—	0.033		(0.033)	—		(0.033)	1.00	3.39	920,166	0.33		0.69	3.34	N/A
Class B
2011	$1.00	$0.001		$—	$0.001		$(0.001)	$—	(1)	$(0.001)	$1.00	0.06%	$176,468	0.27	%(5)	0.74%	0.05%	N/A	%
2010	1.00	0.001		—	0.001		(0.001)	—	(1)	(0.001)	1.00	0.07	178,900	0.30	(4)	0.74	0.07	N/A
2009	1.00	0.009		—	0.009		(0.009)	—	(1)	(0.009)	1.00	0.94	241,788	0.64	(3)(4)	0.75	0.93	N/A
2008	1.00	0.021		—	0.021		(0.021)	—		(0.021)	1.00	2.14	384,626	0.63		0.73	2.10	N/A
2007	1.00	0.030		—	0.030		(0.030)	—		(0.030)	1.00	3.09	329,241	0.63		0.74	3.04	N/A
Class C
2011	$1.00	$0.001		$—	$0.001		$(0.001)	$—	(1)	$(0.001)	$1.00	0.06%	$2,994	0.27	%(5)	0.93%	0.05%	N/A	%
2010	1.00	0.001		—	0.001		(0.001)	—	(1)	(0.001)	1.00	0.06	5,710	0.31	(4)	0.95	0.07	N/A
2009	1.00	0.008		—	0.008		(0.008)	—	(1)	(0.008)	1.00	0.78	14,699	0.81	(3)(4)	0.92	0.82	N/A
2008	1.00	0.019		—	0.019		(0.019)	—		(0.019)	1.00	1.93	17,278	0.83		0.93	1.96	N/A
2007	1.00	0.028		—	0.028		(0.028)	—		(0.028)	1.00	2.87	33,056	0.83		0.94	2.85	N/A
Intermediate-Term Municipal Fund
Class A
2011	$11.48	$0.38		$(0.09)	$0.29		$(0.38)	$—		$(0.38)	$11.39	2.62%	$932,396	0.63%		0.86%	3.37%	23%
2010	10.83	0.38		0.65	1.03		(0.38)	—		(0.38)	11.48	9.71	937,231	0.63		0.86	3.45	20
2009	10.70	0.38		0.13 ††	0.51		(0.38)	—		(0.38)	10.83	4.92	812,639	0.63		0.86	3.61	36
2008	10.63	0.38		0.07	0.45		(0.38)	—		(0.38)	10.70	4.26	1,119,100	0.62		0.85	3.49	36
2007	10.81	0.39		(0.18)	0.21		(0.39)	—		(0.39)	10.63	1.94	1,152,018	0.60		0.86	3.62	34
Short Duration Municipal Fund
Class A
2011	$10.11	$0.14		$(0.03)	$0.11		$(0.14)	$—		$(0.14)	$10.08	1.06%	$614,293	0.63%		0.86%	1.36%	69%
2010	10.16	0.18		—	0.18		(0.18)	(0.05)		(0.23)	10.11	1.79	572,521	0.63		0.86	1.75	33
2009	10.06	0.27		0.10	0.37		(0.27)	—		(0.27)	10.16	3.70	434,025	0.63		0.86	2.68	68
2008	9.93	0.30		0.13	0.43		(0.30)	—		(0.30)	10.06	4.37	348,751	0.62		0.86	2.95	38
2007	9.92	0.31		0.01	0.32		(0.31)	—		(0.31)	9.93	3.23	292,216	0.60		0.86	3.12	28
California Municipal Bond Fund
Class A
2011	$10.85	$0.34		$(0.07)	$0.27		$(0.34)	$—		$(0.34)	$10.78	2.64%	$171,933	0.60%		0.86%	3.20%	12%
2010	10.24	0.35		0.61	0.96		(0.35)	—		(0.35)	10.85	9.56	165,191	0.60		0.86	3.36	7
2009	10.22	0.34		0.06 ††	0.40		(0.34)	(0.04)		(0.38)	10.24	4.11	145,833	0.60		0.86	3.40	25
2008	10.04	0.34		0.18	0.52		(0.34)	—	(1)	(0.34)	10.22	5.29	220,938	0.60		0.85	3.34	16
2007	10.18	0.35		(0.13)	0.22		(0.35)	(0.01)		(0.36)	10.04	2.13	219,744	0.60		0.86	3.45	14
Massachusetts Municipal Bond Fund
Class A
2011	$10.83	$0.31		$(0.03)	$0.28		$(0.31)	$(0.03)		$(0.34)	$10.77	2.72%	$39,102	0.63%		0.86%	2.93%	17%
2010	10.26	0.32		0.61	0.93		(0.32)	(0.04)		(0.36)	10.83	9.23	38,439	0.63		0.86	3.09	14
2009	9.99	0.35		0.30	0.65		(0.35)	(0.03)		(0.38)	10.26	6.67	33,578	0.63		0.86	3.51	20
2008	9.83	0.34		0.18	0.52		(0.34)	(0.02)		(0.36)	9.99	5.36	46,448	0.62		0.86	3.44	14
2007	9.94	0.35		(0.10)	0.25		(0.35)	(0.01)		(0.36)	9.83	2.51	42,238	0.60		0.86	3.52	13

90	SEI Tax Exempt Trust / Annual Report / August 31, 2011

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
New Jersey Municipal Bond Fund
Class A
2011	$10.80	$0.32	$(0.12)	$0.20	$(0.32)	$(0.03)	$(0.35)	$10.65	1.90%	$75,437	0.60%	0.86%	3.04%	6%
2010	10.31	0.33	0.49	0.82	(0.33)	—	(0.33)	10.80	8.06	79,941	0.60	0.86	3.12	12
2009	10.13	0.33	0.18	0.51	(0.33)	—	(0.33)	10.31	5.21	76,339	0.60	0.86	3.32	7
2008	9.95	0.33	0.18	0.51	(0.33)	—	(0.33)	10.13	5.18	125,383	0.60	0.86	3.26	10
2007	10.05	0.34	(0.10)	0.24	(0.34)	— (1)	(0.34)	9.95	2.41	118,700	0.60	0.86	3.36	21
New York Municipal Bond Fund
Class A
2011	$11.08	$0.32	$(0.06)	$0.26	$(0.32)	$(0.08)	$(0.40)	$10.94	2.42%	$103,395	0.60%	0.86%	2.95%	18%
2010	10.52	0.33	0.56	0.89	(0.33)	—	(0.33)	11.08	8.59	111,621	0.60	0.86	3.07	10
2009	10.37	0.35	0.19	0.54	(0.35)	(0.04)	(0.39)	10.52	5.33	100,387	0.60	0.86	3.40	10
2008	10.20	0.34	0.18	0.52	(0.34)	(0.01)	(0.35)	10.37	5.16	151,827	0.60	0.85	3.32	15
2007	10.26	0.35	(0.06)	0.29	(0.35)	— (6)	(0.35)	10.20	2.88	151,008	0.60	0.86	3.41	8
Pennsylvania Municipal Bond Fund
Class A
2011	$10.71	$0.33	$(0.05)	$0.28	$(0.34)	$—	$(0.34)	$10.65	2.70%	$59,344	0.63%	0.84%	3.17%	14%
2010	10.15	0.36	0.56	0.92	(0.36)	—	(0.36)	10.71	9.21	56,367	0.63	0.84	3.45	15
2009	10.25	0.38	(0.10)	0.28	(0.38)	—	(0.38)	10.15	2.88	47,932	0.63	0.92	3.79	15
2008	10.28	0.40	(0.02)	0.38	(0.40)	(0.01)	(0.41)	10.25	3.77	81,073	0.62	0.83	3.87	14
2007	10.43	0.42	(0.15)	0.27	(0.42)	—	(0.42)	10.28	2.61	77,775	0.60	0.84	4.04	23
Class B
2011	$10.72	$0.35	$(0.06)	$0.29	$(0.35)	$—	$(0.35)	$10.66	2.85%	$22,116	0.48%	0.89%	3.33%	14%
2010	10.16	0.37	0.56	0.93	(0.37)	—	(0.37)	10.72	9.35	24,812	0.48	0.89	3.60	15
2009	10.25	0.39	(0.09)	0.30	(0.39)	—	(0.39)	10.16	3.11	25,946	0.48	0.97	3.92	15
2008	10.28	0.41	(0.02)	0.39	(0.41)	(0.01)	(0.42)	10.25	3.90	25,544	0.48	0.88	4.01	14
2007	10.43	0.43	(0.15)	0.28	(0.43)	—	(0.43)	10.28	2.74	27,767	0.48	0.89	4.16	23
Tax-Advantaged Income Fund
Class A
2011	$9.53	$0.45	$(0.35)	$0.10	$(0.44)	$—	$(0.44)	$9.19	1.16%	$297,626	0.86%	1.14%	4.90%	19%
2010	8.59	0.46	0.93	1.39	(0.45)	—	(0.45)	9.53	16.51	212,409	0.86	1.13	4.98	18
2009	8.95	0.50	(0.37)††	0.13	(0.49)	—	(0.49)	8.59	2.34	161,118	0.86	1.13	6.45	16
2008**	10.00	0.47	(1.07)	(0.60)	(0.45)	— (6)	(0.45)	8.95	(6.15)	104,718	0.86	1.15	5.16	41

(1)	Amount represents less than $.001 per share.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.48%.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio for Class A, Class B and Class C would have been 0.37%, 0.64% and 0.81%, respectively.
(4)	The Distributor and/or the Administrator has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Tax Free Fund and Institutional Tax Free Fund in order to limit the one-day net income yield of the Fund’s to not less than 0.01% and 0.05% respectively, of the Funds’ average daily net assets of the share class. Had this waiver and the Treasury Guarantee Program expense been excluded, the expense ratio would have been equal to, or less than, the expense cap ratio. See Note 3. The Trust participated in the Treasury Guarantee Program for the Money Market Funds from September 18, 2008 through September 19, 2009.
(5)	The Distributor and/or the Administrator has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Tax Free Fund and Institutional Tax Free Fund in order to limit the one-day net income yield of the Fund’s to not less than 0.01% and 0.05% respectively, of the Funds’ average daily net assets of the share class. Had this waiver been excluded, the expense ratio would have been equal to, or less than, the expense cap ratio. See Note 3.
(6)	Amount represents less than $0.01 per share.
*	Per share calculations were performed using average shares.
**	The Tax-Advantaged Income Fund commenced operations on September 4, 2007. All ratios have been annualized.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	91

Notes to Financial Statements

August 31, 2011

1. ORGANIZATION

SEI Tax Exempt Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with ten operational funds (“Funds”): the Tax Free and Institutional Tax Free Money Market Funds, (each a “Fund,” collectively “the Money Market Funds”), the Intermediate-Term Municipal, Short Duration Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, and Tax-Advantaged Income Funds (each a “Fund,” collectively “the Fixed Income Funds”). The Funds are registered to offer up to four classes of shares: Class A, Class B, Class C and Class G. As of fiscal year end the Class G shares have not launched. The Trust’s prospectuses provide a description of each Fund’s investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Tax-Advantaged Income Funds are non-diversified.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of August 31, 2011, there were no fair valued securities in the Funds.

In accordance with GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in

92	SEI Tax Exempt Trust / Annual Report / August 31, 2011

the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, bank loans, warrants, swaps and forward contracts.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The valuation techniques used by the Funds to measure fair value during the period ended August 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended August 31, 2011, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At August 31, 2011, the Funds did not own any illiquid securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and nonclass specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. Swaps may also be used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	93

Notes to Financial Statements (Continued)

August 31, 2011

This risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap agreements as of August 31, 2011, if applicable.

Investment in Affiliated Registered Investment Company — The Funds may invest in affiliated money market funds. Income received from such investments is listed under dividends from affiliated registered investment companies in the Statement of Operations.

Discount and Premium Amortization — All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

Redemption Fees — The Fixed Income Funds retain a redemption fee based on a dollar threshold for redemptions, or a series of redemptions from a single identifiable source that in the aggregate exceeds a specific dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
Intermediate-Term Municipal Fund	$25,000	0.50%
Short Duration Municipal Fund	25,000	0.50
California Municipal Bond Fund	10,000	0.50
Massachusetts Municipal Bond Fund	10,000	0.50
New Jersey Municipal Bond Fund	10,000	0.50
New York Municipal Bond Fund	10,000	0.50
Pennsylvania Municipal Bond Fund	10,000	0.50
Tax-Advantaged Income Fund	10,000	0.50

For the fiscal year ended August 31, 2011, the Fixed Income Funds did not retain any redemption fees. Such fees, if any, are retained by the Fixed Income Funds for the benefit of the remaining shareholders.

Fees Paid Indirectly — The Money Market Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee by their custodian when negative cash balances are maintained. These credits and debits are included under custodian/ wire agent fees on the statement of operations, with the corresponding expense offset shown as “fees paid indirectly,” if any.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration & Transfer Agency Agreement — SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company (“SEI”), provides administrative and transfer agent services to the Funds. For its services, the Administrator receives annual fees, based on the average daily net assets of the respective funds, as presented below:

Tax Free Fund	0.36%
Institutional Tax Free Fund	0.36%
Intermediate-Term Municipal Fund	0.24%
Short Duration Municipal Fund	0.24%
California Municipal Bond Fund	0.24%
Massachusetts Municipal Bond Fund	0.24%
New Jersey Municipal Bond Fund	0.24%
New York Municipal Bond Fund	0.24%
Pennsylvania Municipal Bond Fund	0.20%
Tax-Advantaged Income Fund	0.35%

However, the Administrator has voluntarily agreed to waive a portion of its entire fee, for various classes of shares in various funds, to limit total annual expenses to the following amounts (expressed as a percentage of the Funds’ daily net assets). The Administrator has the right, at its sole discretion, to terminate these voluntary waivers at any time.

Fund	Tax Free	Institutional Tax Free	Intermediate- Term Municipal	Short Duration Municipal	California Municipal Bond
Class A	0.45%	0.33%	0.63%	0.63%	0.60%
Class B	—	0.63%	—	—	—
Class C	—	0.83%	—	—	—

Fund	Massachusetts Municipal Bond	New Jersey Municipal Bond	New York Municipal Bond	Pennsylvania Municipal Bond	Tax- Advantaged Income
Class A	0.63%	0.60%	0.60%	0.63%	0.86%
Class B	—	—	—	0.48%	—

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms (including the Distributor) that provide shareholder and administrative services may receive compensation thereof. Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund:

Fund	Shareholder Servicing Fees	Administrative Service Fees
Tax Free
Class A	.25%	—
Institutional Tax Free
Class A	.25%	—
Class B	.25%	.05%
Class C	.25%	.25%
Intermediate-Term Municipal
Class A	.25%	—

94	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Fund	Shareholder Servicing Fees	Administrative Service Fees
Short Duration
Municipal — Class A	.25%	—
California Municipal Bond
Class A	.25%	—
Massachusetts Municipal Bond
Class A	.25%	—
New Jersey Municipal Bond
Class A	.25%	—
New York Municipal Bond
Class A	.25%	—
Pennsylvania Municipal Bond
Class A	.25%	—
Class B	.25%	.05%
Tax-Advantaged Income
Class A	.25%	—

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class A of each Fund and Class B of Pennsylvania Municipal Bond Fund since inception of the plan. This waiver is voluntary and can be terminated at any time.

The Distributor has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Money Market Funds in order to ensure the one-day net income yield of the Funds is not less than 0.01% of the Funds’ average daily net assets. The following table shows the waivers by class for the year ended August 31, 2011:

	Administration Fee Waiver ($ Thousands)	Administrative and Shareholder Service Fee Waiver ($ Thousands)
Tax Free Fund, Cl A	$818	$—
Institutional Tax Free Fund, Cl A	505	—
Institutional Tax Free Fund, Cl B	119	519
Institutional Tax Free Fund, Cl C	3	28

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved annually by the SEI Funds Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of August 31, 2011 and for the year then ended, the Trust has not participated in The Program.

Other — Certain Officers and Trustees of the Trust are also Officers and/or Trustees of the Administrator, or the Distributor, SEI Investments Management Corporation (“SIMC”) (the “Adviser”), a wholly owned subsidiary of SEI Investments. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers, Sub-Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board of Trustees.

4. INVESTMENT ADVISORY AGREEMENTS

SIMC acts as the Investment Adviser to the Fixed Income Funds. For its services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .50% for the Tax-Advantaged Income Fund, .35% for the Pennsylvania Municipal Bond Fund and .33% for the Intermediate-Term, Short Duration, Massachusetts, New Jersey, New York and California Municipal Bond Funds. The Adviser has agreed to voluntarily waive a portion of its fee to limit the Funds’ total annual expenses. These waivers are voluntary and can be terminated at any time.

SIMC is also the Investment Adviser to the Money Market Funds. For its services, SIMC receives an annual fee equal to 0.05% for the first $500 million, 0.04% for the next $500 million, and 0.03% over $1 billion. The fee is calculated based on the combined assets of the Money Market Funds. The annual fee received by SIMC for these Money Market Funds is paid to the sub-advisors of the Money Market Funds in accordance with the sub-advisory agreements as described below. Accordingly, SIMC does not retain a fee for its services as Investment Advisor for the Money Market Funds.

Pursuant to the “manager of managers” structure, the Board of Trustees approved sub-advisory agreements for the Funds. Neuberger Berman Fixed Income LLC (“NBFI”) acts as the Sub-Adviser on behalf of the Money Market Funds and Short Duration Municipal Fund. Standish Mellon Asset Management (“SMAM”) acts as Sub-Adviser for the Pennsylvania, New York and Massachusetts Municipal Bond Funds. SMAM and Delaware Management Company (“DMC”) act as Sub-Advisers for the Intermediate-Term Municipal Fund. McDonnell Investment Management LLC (“MIM”) is the Sub-Adviser for the New Jersey and the California Municipal Bond Funds. Pacific Investment Management Company LLC (“PIMCO”) and Spectrum Asset Management (“Spectrum”) act as Sub-Advisers to the Tax-Advantaged Income Fund. Each Sub-Adviser is party to an investment sub-advisory agreement. SIMC is responsible for the supervision of, and payment of fees to NBFI, MIM, DMC, SMAM, PIMCO and Spectrum in connection with their services to the Funds.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	95

Notes to Financial Statements (Continued)

August 31, 2011

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended August 31, 2011, were as follows:

	Intermediate- Term Municipal Fund ($ Thousands)	Short Duration Municipal Fund ($ Thousands)	California Municipal Bond Fund ($ Thousands)	Massachusetts Municipal Bond Fund ($ Thousands)
Purchases	$205,772	$216,589	$27,417	$7,263
Sales	203,050	218,644	19,366	6,184
	New Jersey Municipal Bond Fund ($ Thousands)	New York Municipal Bond Fund ($ Thousands)	Pennsylvania Municipal Bond Fund ($ Thousands)	Tax-Advantaged Income Fund ($ Thousands)
Purchases	$4,429	$18,180	$12,499	$119,815
Sales	7,240	24,710	11,029	43,260

6. CONCENTRATION OF CREDIT RISK

The Funds invest in debt instruments of municipal issuers. The Funds invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of such securities. Many municipalities insure their obligations with insurance underwritten by insurance companies, which undertake to pay a holder, when due, the interest and principal amount of an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by an issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements, such as letters of credit or guarantees issued by third party domestic or foreign banks or other institutions that reduce the credit risk of the securities.

7. INVESTMENT RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub-chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of components of net assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income, accumulated net realized gain or market discount on bonds sold, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of distributions and investments in preferred stock have been reclassified to/from the following accounts as of August 31, 2011:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)
Tax Free Fund	$(1)	$1
Short Duration Municipal Fund	159	(159)
Tax-Advantaged Income Fund	(1)	1

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
Tax Free Fund	2011	$61	$6	$144	$211
	2010	131	75	—	206
Institutional Tax Free Fund	2011	470	—	111	581
	2010	758	149	24	931

96	SEI Tax Exempt Trust / Annual Report / August 31, 2011

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
Intermediate-Term Municipal Fund	2011	$30,442	$41	$—	$30,483
	2010	31,059	24	—	31,083
Short Duration Municipal Fund	2011	7,809	7	—	7,816
	2010	8,533	1,552	953	11,038
California Municipal Bond Fund	2011	5,198	75	—	5,273
	2010	5,261	2	—	5,263
Massachusetts Municipal Bond Fund	2011	1,085	2	112	1,199
	2010	1,124	—	120	1,244
New Jersey Municipal Bond Fund	2011	2,305	—	188	2,493
	2010	2,503	—	—	2,503
New York Municipal Bond Fund	2011	3,055	—	731	3,786
	2010	3,315	4	—	3,319
Pennsylvania Municipal Bond Fund	2011	2,532	14	—	2,546
	2010	2,762	1	—	2,763
Tax-Advantaged Income Fund	2011	7,581	5,090	—	12,671
	2010	5,234	3,841	—	9,075

As of August 31, 2011, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Tax-Exempt Income ($ Thousands)	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Tax Free Fund	$3	$—	$—	$—	$—	$—	$(4)	$(1)
Institutional Tax Free Fund	39	63	—	—	—	—	(39)	63
Intermediate-Term Municipal Fund	2,510	—	—	(16,064)	(18)	53,964	(2,511)	37,881
Short Duration Municipal Fund	724	—	—	(100)	(4)	3,222	(568)	3,274
California Municipal Bond Fund	439	—	—	(478)	(358)	11,274	(441)	10,436
Massachusetts Municipal Bond Fund	84	3	105	—	—	2,824	(85)	2,931
New Jersey Municipal Bond Fund	193	—	—	—	(44)	4,784	(194)	4,739
New York Municipal Bond Fund	256	4	500	—	—	6,467	(257)	6,970
Pennsylvania Municipal Bond Fund	164	—	—	(1,728)	—	4,027	(185)	2,278
Tax-Advantaged Income Fund	819	554	—	(1,715)	—	7,994	(1,374)	6,278

Post-October losses represent losses realized on investment transactions from November 1, 2010 through August 31, 2011, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. Each Fund’s capital loss carryforwards will expire as follows:

	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2016 ($ Thousands)	Expires 2015 ($ Thousands)	Expires 2014 ($ Thousands)	Expires 2013 ($ Thousands)	Expires 2012 ($ Thousands)	Total Capital Loss Carryforward 8/31/2011 ($ Thousands)
Intermediate-Term Municipal Fund	$—	$4,482	$8,217	$2,045	$1,320	$—	$—	$—	$16,064
Short Duration Municipal Fund	100	—	—	—	—	—	—	—	100
California Municipal Bond Fund	—	182	296	—	—	—	—	—	478
Pennsylvania Municipal Bond Fund	—	1,457	271	—	—	—	—	—	1,728
Tax-Advantaged Income Fund	—	—	1,715	—	—	—	—	—	1,715

During the year ending August 31, 2011, the following funds utilized capital loss carryforwards to offset realized capital gains.

Amount ($ Thousands)
Intermediate-Term Municipal Fund	$1,610
California Municipal Bond Fund	236
Pennsylvania Municipal Bond Fund	227
Tax-Advantaged Income Fund	1,902

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to

SEI Tax Exempt Trust / Annual Report / August 31, 2011	97

Notes to Financial Statements (Continued)

August 31, 2011

expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the Internal Revenue Service.

At August 31, 2011, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fixed Income Funds is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Intermediate-Term Municipal Fund	$868,747	$56,434	$(2,470)	$53,964
Short Duration Municipal Fund	633,707	3,726	(504)	3,222
California Municipal Bond Fund	158,477	11,355	(81)	11,274
Massachusetts Municipal Bond Fund	36,581	2,826	(2)	2,824
New Jersey Municipal Bond Fund	70,724	4,786	(2)	4,784
New York Municipal Bond Fund	97,645	6,492	(25)	6,467
Pennsylvania Municipal Bond Fund	77,178	4,194	(167)	4,027
Tax-Advantaged Income Fund	286,437	17,949	(7,602)	10,347

At August 31, 2011, the Money Market Funds cost of securities for Federal income tax purposes approximates the cost located in the Schedule of Investments.

9. SHARE TRANSACTIONS (Thousands):

	Tax Free Fund		Institutional Tax Free Fund		Intermediate-Term Municipal Fund
	2011	2010	2011	2010	2011	2010
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	3,755,379	3,541,984	2,750,833	3,149,674	23,587	30,580
Reinvestments of Dividends & Distributions	200	191	204	275	2,431	2,443
Cost of Shares Redeemed	(3,794,936)	(3,899,706)	(2,799,562)	(3,428,936)	(25,826)	(26,360)
Total Class A Transactions	(39,357)	(357,531)	(48,525)	(278,987)	192	6,663
Class B:
Proceeds from Shares Issued	—	—	420,457	455,264	—	—
Reinvestments of Dividends & Distributions	—	—	77	81	—	—
Cost of Shares Redeemed	—	—	(422,929)	(518,246)	—	—
Total Class B Transactions	—	—	(2,395)	(62,901)	—	—
Class C:
Proceeds from Shares Issued	—	—	29,749	85,022	—	—
Reinvestments of Dividends & Distributions	—	—	1	2	—	—
Cost of Shares Redeemed	—	—	(32,489)	(94,012)	—	—
Total Class C Transactions	—	—	(2,739)	(8,988)	—	—
Increase (Decrease) in Share Transactions	(39,357)	(357,531)	(53,659)	(350,876)	192	6,663

Amounts designated as “—” are $0 or have been rounded to $0.

	Short Duration Municipal Fund		California Municipal Bond Fund		Massachusetts Municipal Bond Fund
	2011	2010	2011	2010	2011	2010
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	34,909	39,849	4,201	4,730	808	914
Reinvestments of Dividends & Distributions	666	936	448	459	106	111
Cost of Shares Redeemed	(31,279)	(26,852)	(3,930)	(4,202)	(833)	(750)
Total Class A Transactions	4,296	13,933	719	987	81	275
Increase in Share Transactions	4,296	13,933	719	987	81	275

Amounts designated as “—” are $0 or have been rounded to $0.

98	SEI Tax Exempt Trust / Annual Report / August 31, 2011

	New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	1,653	2,142	1,967	2,634	1,532	1,885	17,953	10,123
Reinvestments of Dividends & Distributions	223	221	321	277	145	156	1,141	790
Cost of Shares Redeemed	(2,197)	(2,367)	(2,907)	(2,384)	(1,368)	(1,500)	(9,013)	(7,360)
Total Class A Transactions	(321)	(4)	(619)	527	309	541	10,081	3,553
Class B:
Proceeds from Shares Issued	—	—	—	—	440	528	—	—
Reinvestments of Dividends & Distributions	—	—	—	—	9	12	—	—
Cost of Shares Redeemed	—	—	—	—	(689)	(780)	—	—
Total Class B Transactions	—	—	—	—	(240)	(240)	—	—
Increase (Decrease) in Share Transactions	(321)	(4)	(619)	527	69	301	10,081	3,553

Amounts designated as “—” are $0 or have been rounded to $0.

10. NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not allowed. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of August 31, 2011.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	99

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees

SEI Tax Exempt Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Tax Exempt Trust, comprised of the Tax Free Fund, Institutional Tax Free Fund, Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and Tax-Advantaged Income Fund, (collectively “the Funds”), as of August 31, 2011, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting and Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Tax Exempt Trust as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 28, 2011

100	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Trustees and Officers of the Trust (Unaudited)

The following information is current as of September 16, 2011.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee, Limited, and SEI Structured Credit Fund, L.P.
William M. Doran 1701 Market Street Philadelphia, PA 19103 70 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Global Nominee, Limited, SEI — Unit Trust Management (UK) Limited, and SEI Asset Korea Co., Limited.
TRUSTEES
James M. Storey One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee	since 1995	Attorney, sole practitioner since 1994. Partner, Dechert Price & Rhoads, September 1987-December 1993.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and U.S. Charitable Gift Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P and Adviser Managed Trust.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	101

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 1996	Self-Employed Consultant, Newfound Consultants Inc. since April 1997.	84	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	84	Director, Sonoco, Inc.; Director, Excelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	84	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 63 yrs. Old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	84	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2007	Private Investor since 1994.	84	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Director, Colonial BancGroup, Inc., 2003-2009. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009.	84	Director of St. Joseph’s Translational Research Institute; Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997-2002); Director Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009). Director, Portfolio Accounting; SEI Investments Global Funds Services (March 2005 to June 2006).	N/A	N/A

102	SEI Tax Exempt Trust / Annual Report / August 31, 2011

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structural Credit Fund, LP and SEI Alpha Strategy Portfolio, LP since June 2007. Director of Investment Product Management and Development of SIMC, February 2003-March 2006.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
James Ndiaye One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2005	Vice President and Assistant Secretary of SIMC since 2005.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2007	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark, 2004-2007.	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP, May 2005-October 2008.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2004	Director of Portfolio Implementation for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2009	Compliance Officer of SEI Investments Company, June 2003-present.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P and Adviser Managed Trust.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	103

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Annualized Expense Ratios	Expenses Paid During Period*
Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.00	0.27%	$1.36
Hypothetical 5% Return
Class A	$1,000.00	$1,023.84	0.27%	$1.38
Institutional Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.20	0.24%	$1.21
Class B	1,000.00	1,000.30	0.24	1.21
Class C	1,000.00	1,000.30	0.24	1.26
Hypothetical 5% Return
Class A	$1,000.00	$1,023.98	0.24%	$1.23
Class B	1,000.00	1,023.98	0.24	1.23
Class C	1,000.00	1,023.93	0.24	1.28
Intermediate-Term Municipal Fund
Actual Fund Return
Class A	$1,000.00	$1,056.80	0.63%	$3.27
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22

	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Annualized Expense Ratios	Expenses Paid During Period*
Short Duration Municipal Fund
Actual Fund Return
Class A	$1,000.00	$1,009.70	0.63%	$3.19
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22
California Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,058.00	0.60%	$3.11
Hypothetical 5% Return
Class A	$1,000.00	$1,022.14	0.60%	$3.06
Massachusetts Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,058.80	0.63%	$3.27
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22
New Jersey Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,051.80	0.60%	$3.10
Hypothetical 5% Return
Class A	$1,000.00	$1,022.14	0.60%	$3.06

104	SEI Tax Exempt Trust / Annual Report / August 31, 2011

	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Annualized Expense Ratios	Expenses Paid During Period*
New York Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,054.30	0.60%	$3.11
Hypothetical 5% Return
Class A	$1,000.00	$1,022.14	0.60%	$3.06
Pennsylvania Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,054.40	0.63%	$3.26
Class B	1,000.00	1,056.20	0.48	2.49
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22
Class B	1,000.00	1,022.76	0.48	2.45

	Beginning Account Value 3/1/11	Ending Account Value 8/31/11	Annualized Expense Ratios	Expenses Paid During Period*
Tax-Advantaged Income Fund
Actual Fund Return
Class A	$1,000.00	$1,034.50	0.86%	$4.41
Hypothetical 5% Return
Class A	$1,000.00	$1,020.82	0.86%	$4.39

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

SEI Tax Exempt Trust / Annual Report / August 31, 2011	105

Board of Trustees Considerations in Approving the Advisory and Sub Advisory Agreements (Unaudited)

SEI Tax Exempt Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance compared with similar mutual funds.

At the June 21-22, 2011 and September 13-14, 2011 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Sub-Advisory Agreements and approved the selection of the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•	the nature, extent and quality of the services provided to the Funds under the Sub-Advisory Agreements, including the resources of the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

106	SEI Tax Exempt Trust / Annual Report / August 31, 2011

•	the Funds’ expenses under each Sub-Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•	the profitability of the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to the Sub-Advisers and their affiliates; and

•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Sub-Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the Sub-Advisers to the Funds and the resources of the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, each Sub-Advisers’ personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by the Sub-Advisers to the Funds and the resources of the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Sub-Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Sub-Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Sub-Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Sub-Advisory Agreements, the Trustees considered the rate of compensation called for by the Sub- Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that the Funds’ various service providers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Sub-Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Sub-Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of the Sub-Advisers is reasonable and supported renewal of the Sub-Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Sub-Advisory Agreements and concluded that the compensation under the Sub-Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

SEI Tax Exempt Trust / Annual Report / August 31, 2011	107

Notice to Shareholders (Unaudited)

For shareholders that do not have an August 31, 2011, taxable year end, this notice is for information purposes only. For shareholders with an August 31, 2011, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2011, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax Exempt Income Distributions	(D) Total Distributions	(E) Dividends Received Deduction (1)
Tax Free(6)(7)	68.21%	2.81%	28.98%	100.00%	0.00%
Institutional Tax Free(6)(7)	19.08%	0.00%	80.92%	100.00%	0.00%
Intermediate-Term Municipal(6)(7)	0.00%	0.13%	99.87%	100.00%	0.00%
Short Duration Municipal(6)(7)	0.00%	0.09%	99.91%	100.00%	0.00%
California Municipal Bond(7)	0.00%	1.41%	98.59%	100.00%	0.00%
Massachusetts Municipal Bond(6)	9.22%	0.14%	90.64%	100.00%	0.00%
New Jersey Municipal Bond	7.49%	0.00%	92.51%	100.00%	0.00%
New York Municipal Bond	19.18%	0.00%	80.82%	100.00%	0.00%
Pennsylvania Municipal Bond(6)	0.00%	0.54%	99.46%	100.00%	0.00%
Tax-Advantaged Income(6)(7)	0.00%	37.95%	62.05%	100.00%	0.00%

Fund	(F) Qualifying Dividend Income (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
Tax Free(6)(7)	0.00%	0.00%	0.00%	100.00%
Institutional Tax Free(6)(7)	0.00%	0.00%	0.00%	0.00%
Intermediate-Term Municipal(6)(7)	0.00%	0.00%	0.00%	0.00%
Short Duration Municipal(6)(7)	0.00%	0.00%	0.00%	0.00%
California Municipal Bond(7)	0.00%	0.00%	0.00%	0.00%
Massachusetts Municipal Bond(6)	0.00%	0.00%	0.00%	100.00%
New Jersey Municipal Bond	0.00%	0.00%	0.00%	0.00%
New York Municipal Bond	0.00%	0.00%	0.00%	0.00%
Pennsylvania Municipal Bond(6)	0.00%	0.00%	0.00%	0.00%
Tax-Advantaged Income(6)(7)	0.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Funds to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represents qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	“Short-Term Capital Gain” represents qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	“Exempt-Interest Dividends” represent the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income tax.

(7)	For California income tax purposes, for the fiscal year ended August 31, 2011, the Tax Free, Institutional Tax Free, Intermediate-Term Municipal, Short Duration Municipal, California Municipal Bond and Tax-Advantaged Income Funds designated 3.22%, 7.33%, 12.39%, 18.40%, 96.93% and 8.86%, respectively, of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gain distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

108	SEI Tax Exempt Trust / Annual Report / August 31, 2011

SEI TAX EXEMPT TRUST AUGUST 31, 2011

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

James Ndiaye

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

John J. McCue

Vice President

Keri E. Rohn

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456    1.800.DIAL.SEI (1.800.342.5734)

SEI-F-024 (8/11)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee financial expert serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (KPMG) related to the Registrant

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2011			Fiscal Year 2010
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$192,500	N/A	N/A	$182,000	N/A	N/A
(b)	Audit-Related Fees	$25,000	$0	$0	$0	$0	$0
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	$0	$234,500	$0	$0	$229,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal years 2011 and 2010 were $234,500 and $229,500 respectively. Non-audit fees consist of SAS No. 70 / SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13 and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Nominating Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Tax Exempt Trust

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 8, 2011

By (Signature and Title)	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: November 8, 2011